UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Global Partners LP
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GLOBAL PARTNERS LP
800 South Street, Suite 200
Waltham, MA 02454

                                    , 2009

To our unitholders:

        You are cordially invited to attend a special meeting of the unitholders of Global Partners LP to be held at                                    on                                     at             .m. local time. The board of directors of Global GP LLC, our general partner (which we refer to as our board of directors), has called the special meeting. At this important meeting, you will be asked to consider and vote upon a proposal, which we refer to as the "Partnership Agreement Amendment Proposal," by which we would amend and restate our partnership agreement to:

  •
  replace the terms "operating surplus" and "adjusted operating surplus" with the term "distributable cash flow" and thereby eliminate the term "working capital borrowings" in our partnership agreement and permit us to eliminate the clean down requirement in our credit facility;

  •
  increase the minimum quarterly distribution, prospectively, from $0.4125 to $0.4625 per unit per quarter; and

  •
  remove the provisions that currently permit early conversion of a portion of the subordinated units and restate the provisions governing conversion of the subordinated units using distributable cash flow to test whether we have "earned" the minimum quarterly distribution.

        The Partnership Agreement Amendment Proposal would not result in any change in the current per unit amount of our quarterly distribution ($0.4875 per unit) or the quarterly distribution thresholds above which the holders of our incentive distributions rights participate in distributions.

        The Conflicts Committee of our board of directors has unanimously approved the Partnership Agreement Amendment Proposal and determined that it is in the best interests of our unitholders and our partnership. Our board of directors has unanimously approved the Partnership Agreement Amendment Proposal, has determined that it is in the best interests of our unitholders and our partnership and recommends that the unitholders approve the Partnership Agreement Amendment Proposal.

        Your vote is very important. Even if you plan to attend the special meeting, we urge you to mark, sign and date the enclosed proxy card and return it promptly. You will retain the right to revoke it at any time before the vote or to vote your units personally if you attend the special meeting.

        In order to constitute a quorum to conduct the proposed business at the special meeting, holders of a majority of our outstanding common units (including common units deemed owned by our general partner) and a majority of our outstanding subordinated units must be present in person or by proxy.

        Under our partnership agreement, the Partnership Agreement Amendment Proposal requires approval by (i) our general partner, (ii) a majority of the outstanding common units (excluding common units owned by our general partner and its affiliates and excluding persons or groups (other than Kayne Anderson Capital Advisors, L.P. and its affiliates) beneficially owning 20% or more of our outstanding common units) and (iii) a majority of the outstanding subordinated units.

        I urge you to review carefully the attached proxy statement, which contains a detailed description of the proposal to be voted upon at the special meeting.

                      Sincerely,

                      Eric Slifka
                       President and Chief Executive Officer
                      Global GP LLC

        Also, if you need technical assistance in voting, please call Morrow & Co., LLC toll free at 1-800-607-0088. Unitholders calling from outside the U.S. and Canada can call 203-658-9400.

GLOBAL PARTNERS LP
800 South Street, Suite 200
Waltham, MA 02454

Notice of Special Meeting of Unitholders
To Be Held On                                    , 2009

To our unitholders:

        A special meeting of the unitholders of Global Partners LP ("Global") will be held at                                    on                                     at                         .m. local time. At the meeting, our unitholders will act on a proposal, which we refer to as the "Partnership Agreement Amendment Proposal," by which we would amend and restate our partnership agreement to:

  •
  replace the terms "operating surplus" and "adjusted operating surplus" with the term "distributable cash flow" and thereby eliminate the term "working capital borrowings" in our partnership agreement and permit us to eliminate the clean down requirement in our credit facility;

  •
  increase the minimum quarterly distribution, prospectively, from $0.4125 to $0.4625 per unit per quarter; and

  •
  remove the provisions that currently permit early conversion of a portion of the subordinated units and restate the provisions governing conversion of the subordinated units using distributable cash flow to test whether we have "earned" the minimum quarterly distribution.

        In order to constitute a quorum to conduct the proposed business at the special meeting, holders of a majority of our outstanding common units (including common units deemed owned by our general partner) and a majority of our outstanding subordinated units must be present in person or by proxy.

        Under our partnership agreement, the Partnership Agreement Amendment Proposal requires approval by (i) our general partner, (ii) a majority of the outstanding common units (excluding common units owned by our general partner and its affiliates and excluding persons or groups (other than Kayne Anderson Capital Advisors, L.P. and its affiliates) beneficially owning 20% or more of our outstanding common units) and (iii) a majority of the outstanding subordinated units.

        We have set the close of business on                                    , 2009 as the record date for determining which unitholders are entitled to receive notice of, and to vote at, the special meeting and any adjournments thereof. A list of unitholders of record will be available for inspection by any unitholder during the meeting.

        Your vote is very important. Even if you plan to attend the special meeting, we urge you to mark, sign and date the enclosed proxy card and return it promptly. You will retain the right to revoke it at any time before the vote or to vote your units personally if you attend the special meeting.

                      BY ORDER OF THE BOARD OF
                      DIRECTORS OF GLOBAL GP LLC,
                      the general partner of GLOBAL PARTNERS LP

                      Edward J. Faneuil
                       Executive Vice President, General Counsel and Secretary

Waltham, Massachusetts
                                    , 2009

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THIS PROXY STATEMENT IS DATED                                    , 2009 . YOU SHOULD ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF THAT DATE ONLY. OUR BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE.

GLOBAL PARTNERS LP
800 South Street, Suite 200
Waltham, MA 02454

PROXY STATEMENT

i

GLOBAL PARTNERS LP
800 South Street, Suite 200
Waltham, MA 02454

PROXY STATEMENT

SPECIAL MEETING OF UNITHOLDERS

                                    , 2009

        This proxy statement contains information related to the special meeting of unitholders of Global Partners LP ("Global") and any adjournments thereof. This proxy statement is first being mailed to unitholders on or about                                    , 2009.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

        The following is qualified in its entirety by the more detailed information contained in or incorporated by reference in this proxy statement. Unitholders are urged to read carefully this proxy statement in its entirety. FOR ADDITIONAL COPIES OF THIS PROXY STATEMENT OR PROXY CARDS OR IF YOU HAVE ANY QUESTIONS ABOUT THE SPECIAL MEETING, CONTACT MORROW & CO., LLC TOLL FREE AT 1-800-607-0088.

Who is soliciting my proxy?

        Global GP LLC, our general partner, is sending you this proxy statement in connection with its solicitation of proxies for use at our special meeting of unitholders. Certain directors and officers of our general partner and its affiliates providing services to us, and Morrow & Co., LLC (a proxy solicitor) may also solicit proxies on our behalf by mail, phone or fax or in person.

How will my proxy be voted?

        Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote all executed proxy cards in accordance with the recommendations of the board of directors of our general partner (which we refer to as our board of directors), which is to vote FOR the proposal. With respect to any other matter that properly comes before the special meeting, the proxy holders will vote as recommended by our board of directors, or, if no recommendation is given, in their own discretion.

When and where is the special meeting?

        The special meeting will be held on                        , 2009 at            :00        .m. local time at                                    .

        The special meeting may be adjourned by our general partner to another date and/or place for any purpose (including, without limitation, for the purpose of soliciting additional proxies). However, our partnership agreement also provides that, in the absence of a quorum, the special meeting may be adjourned from time to time by the affirmative vote of a majority of the outstanding units entitled to vote at the meeting represented either in person or by proxy.

What is the purpose of the special meeting?

        At the special meeting, our unitholders will act upon a proposal, which we refer to as the "Partnership Agreement Amendment Proposal," by which we would amend and restate our partnership agreement to:

  •
  replace the terms "operating surplus" and "adjusted operating surplus" with the term "distributable cash flow" and thereby eliminate the term "working capital borrowings" in our partnership agreement and permit us to eliminate the clean down requirement in our credit facility;

  •
  increase the minimum quarterly distribution, prospectively, from $0.4125 to $0.4625 per unit per quarter; and

  •
  remove the provisions that currently permit early conversion of a portion of the subordinated units and restate the provisions governing conversion of the subordinated units using distributable cash flow to test whether we have "earned" the minimum quarterly distribution.

What are the federal income tax consequences of the Partnership Agreement Amendment Proposal to unitholders?

        Under current law, it is anticipated that no income or gain for U.S. federal income tax purposes will be recognized by common unitholders solely as a result of the effectiveness of the Partnership Agreement Amendment Proposal.

What is the recommendation of our board of directors?

        The Conflicts Committee of our board of directors ("Conflicts Committee"), consisting exclusively of directors who meet the independence requirements of our partnership agreement, has unanimously approved the Partnership Agreement Amendment Proposal and determined that it is in the best interests of our unitholders and our partnership.

        Our board of directors has unanimously approved the Partnership Agreement Amendment Proposal, has determined that it is in the best interests of our unitholders and our partnership and recommends that the unitholders approve the Partnership Agreement Amendment Proposal. Our board of directors recommends that you vote FOR the Partnership Agreement Amendment Proposal.

Who is entitled to vote at the special meeting?

        All unitholders who owned our units at the close of business on the record date,                                     , 2009, are entitled to receive notice of the special meeting and to vote the units that they held on the record date at the special meeting or any adjournments of the special meeting. Each unitholder may be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the special meeting.

How do I vote?

        Mail your completed, signed and dated proxy card in the enclosed postage-paid return envelope, or vote by telephone or through the Internet, as soon as possible so that your units may be represented at the special meeting. You may also attend the special meeting and vote your units in person. Holders whose units are held in "street name" through brokers or other nominees who wish to vote at the special meeting will need to obtain a "legal" proxy from the institution that holds their units. Even if you plan to attend the special meeting, your plans may change, so it is a good idea to complete, sign and return your proxy card in advance of the special meeting.

How do I vote by telephone or electronically?

        If you are a registered unitholder (that is, you hold your units in certificate form), you may vote by telephone or through the Internet by following the instructions included with your proxy card. If your units are held in "street name," you will receive instructions from your broker or other nominee describing how to vote your units. Certain of these institutions may offer telephone and Internet voting. Please refer to the information forwarded by your broker or other nominee to see which options are available to you. The deadline for voting by telephone or through the Internet is 11:59 p.m. Eastern Time on                                    , 2009, the night before the special meeting.

If my units are held in "street name" by my broker or other nominee, will my broker or other nominee vote my units for me?

        If you own your units in "street name" through a broker or nominee, your broker or nominee will not be permitted to exercise voting discretion with respect to the matters to be acted upon at the special meeting. Thus, if you do not give your broker or nominee specific instructions, your units will not be voted on the proposal. Please make certain to return your proxy card, or otherwise give your broker or nominee specific instructions, for each separate account you maintain to ensure that all of your units are voted.

What if I want to change my vote?

        To change your vote after you have submitted your proxy card, send in a later-dated, signed proxy card to us or attend the special meeting and vote in person. You may also revoke your proxy by sending a notice of revocation to us at the address set forth in the notice. Please note that attendance at the special meeting will not by itself revoke a previously granted proxy. If you have instructed your broker or other nominee to vote your units, you must follow the procedure your broker or nominee provides to change those instructions.

What constitutes a quorum?

        A majority of our outstanding common units (including common units deemed owned by our general partner) and a majority of our outstanding subordinated units present in person or by proxy at the special meeting will constitute a quorum and will permit us to conduct the proposed business at the special meeting. Your units will be counted as present at the special meeting if you:

  •
  are present and vote in person at the meeting; or

  •
  have submitted a properly executed proxy card, including a properly executed proxy card without voting instructions.

        Proxies received but marked as abstentions will be counted as units that are present and entitled to vote for purposes of determining the presence of a quorum. If an executed proxy is returned by a broker or other nominee holding units in "street name" indicating that the broker or nominee does not have discretionary authority as to certain units to vote on the proposal (a "broker non-vote"), such units will be considered present at the meeting for purposes of determining the presence of a quorum but will not be considered entitled to vote.

What vote is required to approve the proposal?

        Under our partnership agreement, the Partnership Agreement Amendment Proposal requires approval by (i) our general partner, (ii) a majority of the outstanding common units (excluding common units owned by our general partner and its affiliates and excluding persons or groups (other than Kayne Anderson Capital Advisors, L.P. and its affiliates) beneficially owning 20% or more of our outstanding common units) and (iii) a majority of the outstanding subordinated units. An abstention, a broker non-vote, or the failure to vote at all will have the effect of a negative vote for the purposes of votes required to approve the Partnership Agreement Amendment Proposal.

        A properly executed proxy submitted without voting instructions will be voted (except to the extent that the authority to vote has been withheld) FOR the Partnership Agreement Amendment Proposal.

Who can I contact for further information?

        If you have any questions or need any assistance in voting your units, please contact our proxy solicitor:

Morrow & Co., LLC
470 West Avenue
Stamford, Connecticut 06902
Email: GLP.info@morrowco.com
Phone (unitholders): (800) 607-0088
Phone (banks and brokerage firms): (203) 658-9400

SUMMARY

        We are holding a special meeting of the unitholders to vote on a proposal by which we would amend and restate our partnership agreement. The proposal is more fully described in this proxy statement under "Partnership Agreement Amendment Proposal." The current provisions of our partnership agreement that would be amended if the proposal is approved are more fully described in this proxy statement under "Current Partnership Agreement Provisions." Our general partner and certain of the directors and executive officers of our general partner have interests in the proposal that differ from the interests of our unaffiliated common unitholders. Please see "Interests of Certain Persons" and "Security Ownership of Certain Beneficial Owners and Management."

        The Conflicts Committee of our board of directors has unanimously approved the Partnership Agreement Amendment Proposal and determined that it is in the best interests of our unitholders and our partnership. Our board of directors has unanimously approved the Partnership Agreement Amendment Proposal, has determined that it is in the best interests of our unitholders and our partnership and recommends that the unitholders approve the Partnership Agreement Amendment Proposal.

        We are proposing to replace the terms "operating surplus" and "adjusted operating surplus" in our partnership agreement with a new term, "distributable cash flow," as the metric to measure our ability to fund distributions from earnings (as opposed to capital) and to test whether the subordinated units are entitled to convert into common units. We define distributable cash flow as net income plus depreciation and amortization, minus maintenance capital expenditures, as adjusted to eliminate items approved by the audit committee of our board of directors that are extraordinary or non-recurring in nature and that would otherwise increase distributable cash flow.

        Distributable cash flow is not materially impacted by the changes in cash receipts and cash expenditures that may substantially affect operating surplus and adjusted operating surplus and which may not be reflective of the earnings we achieve during a respective period. We believe that distributable cash flow is a widely accepted metric to measure the ability of master limited partnerships like us to pay distributions from earnings, and we have historically presented distributable cash flow, and its components, in our quarterly and annual reports as an important non-GAAP financial measure for our unitholders. We believe that distributable cash flow is an appropriate replacement for operating surplus and adjusted operating surplus.

        The Partnership Agreement Amendment Proposal would:

  •
  replace the terms "operating surplus" and "adjusted operating surplus" with the term "distributable cash flow" and thereby eliminate the term "working capital borrowings" in our partnership agreement and permit us to eliminate the clean down requirement in our credit facility;

  •
  increase the minimum quarterly distribution, prospectively, from $0.4125 to $0.4625 per unit per quarter; and

  •
  remove the provisions that currently permit early conversion of a portion of the subordinated units and restate the provisions governing conversion of the subordinated units using distributable cash flow to test whether we have "earned" the minimum quarterly distribution.

        The Partnership Agreement Amendment Proposal would not result in any change in the current per unit amount of our quarterly distribution ($0.4875 per unit) or the quarterly distribution thresholds above which the incentive distributions rights participate in distributions.

        We believe that distributable cash flow:

  •
  will serve as a better metric for our business for determining:

  •
  whether a distribution represents a return on invested capital rather than a return of invested capital; and

  •
  whether we have "earned" at least the proposed minimum quarterly distribution on all of our outstanding units in order for the subordinated units to convert into common units;

  •
  will minimize any conflict between the partnership agreement and how we believe the business should be optimally operated;

  •
  will enable us to remove the term working capital borrowings from our partnership agreement and also remove the cumbersome clean down requirement, as described below, from our credit facility thereby eliminating a provision that at times has required us to take actions such as selling inventory, that we do not believe are in the best interests of our partnership; and

  •
  will be easier to calculate based on financial information we have historically used to manage our business and have presented in our quarterly and annual reports.

        We believe that the Partnership Agreement Amendment Proposal maintains important safeguards for our common unitholders. The Partnership Agreement Amendment Proposal will still require that we earn distributions made to the holder of the incentive distribution rights and that we earn the distributions to our unitholders as a condition for conversion of the subordinated units.

        We believe that distributable cash flow, which by definition is derived from net income, is a better measure of our ability to fund distributions from earnings than operating surplus and adjusted operating surplus. Both operating surplus and adjusted operating surplus are measures of our cash receipts and cash expenditures, which can be significantly impacted by a variety of factors. These factors, described below, may cause adjusted operating surplus to not be predictable and to fluctuate widely. Therefore, fluctuations in our cash receipts and cash expenditures in certain periods may cause adjusted operating surplus to not reflect our operating performance or earnings generation during those periods. As a result, we have experienced periods of reduced or negative adjusted operating surplus when we have generated significant amounts of net income and vice versa.

        For example, cash receipts and cash expenditures are impacted when we increase or decrease the number of barrels of our product inventory in storage to respond to buying opportunities, sales activities, weather patterns, and specific market conditions such as contango (when product prices for future deliveries are higher than for current deliveries) or backwardation (when product prices for future deliveries are lower than current deliveries). Another significant factor is the commodity cost of our products. Fluctuating commodity prices can significantly increase or decrease the cash requirements of our inventory, as well as our receivables and payables. Seasonal changes in demand for products such as heating oil also affect our cash receipts and cash expenditures.

        Operating surplus is a cumulative metric increased by working capital borrowings and decreased by the repayment of working capital borrowings, since our initial public offering. Adjusted operating surplus is not impacted by working capital borrowings but, like operating surplus, is impacted by increases and decreases in the carrying value of inventory, receivables and other working capital items. Replacing operating surplus with distributable cash flow will allow us to eliminate the term "working capital borrowings" from our partnership agreement and permit us to eliminate the clean down requirement, as described below, from our credit facility. These changes will allow us to manage inventory levels and otherwise operate our business based on all pertinent business reasons in order to improve operating results.

        Working capital borrowings are defined in our partnership agreement as borrowings that are made for working capital purposes or to pay distributions and are made pursuant to a credit facility or other arrangement to the extent such borrowings are required to be reduced (or "cleaned down") to a relatively small amount each year for an economically meaningful period of time. Consistent with that definition, our credit facility contains a covenant requiring us to clean down our working capital borrowings for a period of time each year.

        In order to reduce working capital borrowings annually to comply with the clean down covenant, we may be required to reduce or inefficiently manage our inventory levels during periods when it is not in our best interests to do so due to a myriad of market factors, and this may result in significant additional costs or lost opportunities to us. We believe the lenders in our credit facility will consent to removal of the covenant from our credit facility. Removal of the cumbersome and unnecessary clean down covenant will remove any risk of default under our credit agreement for breach of the covenant.

        Adjusted operating surplus is generally intended as a metric for calculating our ability to pay distributions from cash earned in our business. Adjusted operating surplus can be thought of as comparable to the amount of operating cash flow during particular periods. Adjusted operating surplus is used in the subordination provisions of our partnership agreement to test whether we have received cash from operations equal to at least the current minimum quarterly distribution on all of our units.

        As amended, our partnership agreement would provide that the subordination period will extend until the first day of any quarter beginning after December 31, 2010 that each of the following tests are met (noting parenthetically how the amended partnership agreement compares to our current partnership agreement):

  •
  distributions of available cash from distributable cash flow (in lieu of operating surplus) on each of the outstanding common units and subordinated units and general partner units equaled or exceeded the proposed minimum quarterly distribution ($0.4625) (in lieu of the current minimum quarterly distribution of $0.4125) for each of the three consecutive, non-overlapping four-quarter periods immediately preceding that date;

  •
  the distributable cash flow (in lieu of adjusted operating surplus) generated during each of the three consecutive, non-overlapping four-quarter periods immediately preceding that date equaled or exceeded the sum of the proposed minimum quarterly distributions on all of the outstanding common units and subordinated units during those periods on a fully diluted basis and on the general partner units during those periods; and

  •
  there are no arrearages in payment of the proposed minimum quarterly distribution on the common units (which is unchanged from our current partnership agreement).

        If the Partnership Agreement Amendment Proposal is adopted, the early conversion provisions for the subordinated units would be eliminated and no subordinated units could convert prior to December 31, 2010. This date is the earliest date with respect to which all subordinated units could convert under our current partnership agreement. We have satisfied the proposed distributable cash flow test for the four-quarter period ended December 31, 2008 and the first two quarters of the four-quarter period ending December 31, 2009.

GLOBAL PARTNERS LP

Who We Are

        We are a publicly traded master limited partnership that engages in the wholesale and commercial distribution of refined petroleum products and small amounts of natural gas and provides ancillary services to companies.

        We own, control or have access to one of the largest terminal networks of refined petroleum products in Massachusetts, Maine, Connecticut, Vermont, New Hampshire, Rhode Island, New York, New Jersey and Pennsylvania (collectively, the "Northeast"). We are one of the largest wholesale distributors of gasoline, distillates (such as home heating oil, diesel and kerosene) and residual oil to wholesalers, retailers and commercial customers in the Northeast. We own, lease or maintain dedicated storage facilities at 22 refined petroleum product bulk terminals, each with the capacity of more than 50,000 barrels, including 21 located throughout the Northeast, that are supplied primarily by marine transport, pipeline, rail or truck and that collectively have approximately 9.3 million barrels of storage capacity. We also have throughput, exchange or other supply agreements at more than 50 bulk terminals and inland storage facilities.

Our Objective and Business Strategies

        Our primary business objective is to increase distributable cash flow per unit by continuing to execute the following strategies:

  •
  Expand Within and Beyond Our Core Northeast Market.  We continue to pursue strategic and accretive acquisitions of assets and marketing businesses both within our existing area of operations and in new geographic areas. We target assets or businesses with (1) terminal assets, (2) a marketing division that has, among other attributes, consistent cash flow and stable customer lists or (3) a combination of these attributes. We assign value to the marketing opportunities associated with terminal assets. Because of our interest in purchasing marketing businesses as well as physical assets, we believe we have a competitive advantage over bidders interested in purchasing only physical assets. In addition, we continue to seek strategic relationships with companies that are looking to outsource their wholesale marketing business, as these opportunities allow us to leverage our strengths in marketing infrastructure and credit fundamentals. We currently have marketing arrangements with a major supplier of unbranded gasoline in several northeastern states as well as two distillate suppliers in the Northeast.

  •
  Pursue Organic Expansions and Improvements.  We continue to focus on improved returns through terminal expansions, product expansions, such as natural gas and biofuel, and operating efficiencies.

  •
  Serve as a Preferred Supplier to Our Customers.  We believe that our customers value dependability and quality of supply. We strive to maintain a level of inventory to ensure that the supply needs of our customers are always satisfied. During periods of product shortages, we have historically succeeded in sustaining a supply of product sufficient to meet the needs of our customers while many of our competitors have not. We own, control or have access to bulk terminals and inland storage facilities that are strategically located for ease of access by our customers. Additionally, we satisfy specific customer needs by customizing our products, such as diesel and home heating oil, by blending and injecting additives.

  •
  Focus on Credit Fundamentals of Our Customers.  We manage our trade credit exposure through conservative management practices, such as:

  •
  pre-approving customers up to certain credit limits;

    •
    seeking secondary sources of repayment for trade credit, such as letters of credit or guarantees;

    •
    not offering to extend credit as a marketing tool to attract customers; and

    •
    placing most of our customers on automatic debit systems for payment.

    As a result of these practices, in each of the past eight years, the amount of account receivables that we wrote off was insignificant as a percentage of sales. Our ability to manage our trade credit exposure helps us to expand our marketing business and allowed us to enter into marketing arrangements with third parties where we make the sales and assume the credit risk and the third party retains the commodity risk.

  •
  Minimize Our Exposure to Commodity Price Volatility.  Although we take title to the products we sell, we actively manage our business to minimize commodity price exposure by using hedging techniques. We seek to maintain a position that is substantially balanced between purchases and sales by establishing an offsetting sales position with a positive margin each time we commit to purchase a volume of product.

Our Structure and Ownership

        We were formed as a Delaware limited partnership in March, 2005. Our 1.73% general partner interest is held by Global GP LLC, our general partner. Our general partner, which is owned by affiliates of the Slifka family, manages our operations and activities and employs our officers and substantially all of our personnel. As of October 15, 2009, our general partner and affiliates of our general partner, including its directors and executive officers, owned 229,683 common units and all 5,642,424 subordinated units, representing 44.9% of our outstanding units. Our general partner also owns our incentive distribution rights, as described herein. Our general partner and its affiliates perform all of our management, administrative and operating functions, and we reimburse them for all related direct and indirect expenses.

        The following chart depicts our organization and ownership.

Cash Distributions

        The following table sets forth, for the periods indicated, the cash distributions declared per common and subordinated unit and attributable to the quarter.

	Cash Distributions Per Common and Subordinated Unit(a)
Year ending December 31, 2009
Third Quarter	$0.4875	(b)
Second Quarter	0.4875
First Quarter	0.4875
Year ended December 31, 2008
Fourth Quarter	$0.4875
Third Quarter	0.4875
Second Quarter	0.4875
First Quarter	0.4875
Year ended December 31, 2007
Fourth Quarter	$0.4875
Third Quarter	0.4800
Second Quarter	0.4725
First Quarter	0.4650
Year ended December 31, 2006
Fourth Quarter	$0.4550
Third Quarter	0.4450
Second Quarter	0.4375
First Quarter	0.4250

(a)
Represents cash distributions attributable to the quarter and paid to common and subordinated unitholders within 45 days of quarter end.

(b)
On October 20, 2009, the board of directors of our general partner declared this distribution for the period from July 1, 2009 through September 30, 2009 which will be paid by November 13, 2009.

INTERESTS OF CERTAIN PERSONS

        Our general partner and certain of the directors and executive officers of our general partner have interests in the proposal that differ from the interests of our unaffiliated common unitholders. Our general partner and all of our subordinated units are owned by affiliates of the Slifka family. Our general partner is the holder of the incentive distribution rights. Our general partner is controlled by Alfred A. Slifka and Richard Slifka. Eric Slifka beneficially owns an interest in our general partner. Alfred A. Slifka and Richard Slifka are each members of our board of directors and Eric Slifka is our President, Chief Executive Officer and a member of our board of directors. The Slifka family, both as owner of the general partner and owner of the subordinated units, has interests in the proposal that differ from the interests of our unaffiliated common unitholders, as set forth below.

        Replacing adjusted operating surplus with distributable cash flow may accelerate the conversion of the subordinated units or increase the probability of such conversion.

        There is a possibility that the subordinated units may not convert under the current provisions of the partnership agreement for an extended period of time, or at all. Under our current partnership agreement using the adjusted operating surplus concept, there is a possibility that 25% of the subordinated units could convert in respect of the periods ending December 31, 2009 and that the subordination period would expire entirely in respect of the periods ending December 31, 2010 and all subordinated units would convert into common units on a one-for-one basis. However, if we do not satisfy the current test using adjusted operating surplus in respect of the four-quarter period ending December 31, 2009, no portion of the subordinated units could convert prior to the expiration of the subordination period, and the earliest expiration would be in respect of the periods ending March 31, 2011.

        If the Partnership Agreement Amendment Proposal is approved, the expiration of the subordination period and conversion of the subordinated units to common units cannot occur prior to December 31, 2010 but may occur earlier than under the current provisions and it may increase the probability of such conversion. If the Partnership Agreement Amendment Proposal is adopted we will have satisfied the proposed "earn" test for the four-quarter period ended December 31, 2008 and the first two quarters of the four-quarter period ending December 31, 2009. We have generated distributable cash flow in excess of the proposed minimum quarterly distributions on all of the outstanding units during every four-quarter period since our initial public offering. Based upon this positive track record, we believe that the proposed "earn" requirement increases the probability that the subordination period will end in respect of the periods ending December 31, 2010. Please see "Partnership Agreement Amendment Proposal—Replacement of Adjusted Operating Surplus with Distributable Cash Flow." Please also see Annex B, which contains a presentation of distributable cash flow and adjusted operating surplus, along with reconciliations to GAAP measures.

        Replacing operating surplus with distributable cash flow may result in distributions being made to the holder of the incentive distribution rights at times when, absent such replacement, the current provisions would not have permitted such distributions.

        Our current partnership agreement requires that payments of the minimum quarterly distribution and incentive distributions be made from operating surplus to reflect a return on invested capital rather than a return of invested capital. In order to determine whether a distribution is from operating surplus, we compare it to the aggregate amount of distributions we have made since our initial public offering. Distributions of operating surplus are generally made to all partners, including the holder of the incentive distribution rights. Distributions of cash that do not constitute operating surplus would generally be distributed in a manner in which the holder of the incentive distribution rights does not participate. If the Partnership Agreement Amendment Proposal is approved, it could result in distributions being made to the holder of the incentive distribution rights at times when the current provisions would not permit such distributions. Please see "Partnership Agreement Amendment Proposal—Replacement of Operating Surplus with Distributable Cash Flow."

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth as of October 16, 2009 the beneficial ownership of units of Global Partners LP held by certain beneficial owners of more than 5% of the units, by our general partner, by each director and named executive officer of our general partner and by all directors and executive officers of our general partner as a group:

Name of Beneficial Owner(a)	Common Units Beneficially Owned	Percentage of Common Units Beneficially Owned	Subordinated Units Beneficially Owned	Percentage of Subordinated Units Beneficially Owned	Percentage of Total Units Beneficially Owned
Kayne Anderson Capital Advisors, L.P.(b)	2,526,241	34.0%	—	—	19.3%
Richard A. Kayne(b)	2,526,241	34.0%	—	—	19.3%
Global GP LLC(c)	105,480	1.4%	—	—	*
Global Petroleum Corp.(d)	2,267	*	1,723,196	30.5%	13.2%
Larea Holdings LLC(e)	742	*	564,242	10.0%	4.3%
Larea Holdings II LLC(f)	371	*	282,121	5.0%	2.2%
Montello Oil Corporation(g)	3,086	*	2,344,992	41.6%	17.9%
Sandwich Terminal, L.L.C.(h)	11	*	8,464	—	—
Chelsea Terminal Limited Partnership(i)	947	*	719,409	12.8%	5.5%
Amy Cook(f)	6,171	*	282,121	5.0%	2.2%
Karen Dattilo(f)	6,171	*	282,121	5.0%	2.2%
Andrew Slifka(f)	6,171	*	282,121	5.0%	2.2%
Alfred A. Slifka(d)(g)(h)(i)(j)	6,411	*	4,796,061	85.0%	36.7%
Richard Slifka(d)(g)(h)(i)(j)	6,311	*	4,796,061	85.0%	36.7%
Eric Slifka(e)	59,505	*	564,242	10.0%	4.8%
Thomas J. Hollister	20,432	*	—	—	*
Edward J. Faneuil	20,675	*	—	—	*
Charles A. Rudinsky	8,009	*	—	—	*
David K. McKown	—	—	—	—	—
Robert J. McCool	8,800	*	—	—	*
Kenneth I. Watchmaker	—	—	—	—	—
All directors and executive officers as a group (9 persons)	229,312	3.1%	5,360,303	95.0%	42%

*
Less than 1%

(a)
The address for each person or entity listed, other than Kayne Anderson Capital Advisors, L.P. and Richard A. Kayne, is P.O. Box 9161, 800 South Street, Suite 200, Waltham, Massachusetts 02454-9161.

(b)
According to a Schedule 13G/A filed on February 13, 2009, Kayne Anderson Capital Advisors, L.P. and Richard A. Kayne beneficially owned 2,526,241 common units, or 34.01% of total common units outstanding, representing a 19.33% limited partner interest in Global Partners LP. The address for Kayne Anderson Capital Advisors, L.P. and Richard A. Kayne is 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067.

(c)
Purchased by our general partner for the purpose of assisting us in meeting our anticipated obligations to deliver common units under our Long-Term Incentive Plan to officers, directors and employees, and meeting obligations under existing employment agreements with the officers of our general partner. Affiliates of the Slifka family own 100% of the ownership interests in

  Global GP LLC. These affiliates of the Slifka family disclaim beneficial ownership of the units owned by Global GP LLC.

(d)
ASRS Global General Partnership owns 100% of the ownership interests in Global Petroleum Corp. Alfred A. Slifka and Richard Slifka are equal owners of ASRS Global General Partnership. As general partners of ASRS Global General Partnership, Alfred A. Slifka and Richard Slifka share voting and investment power with respect to, and therefore may be deemed to beneficially own, the units owned by Global Petroleum Corp.

(e)
Eric Slifka has sole voting and investment power with respect to units owned by Larea Holdings LLC. Eric Slifka may, therefore, be deemed to beneficially own the units held by Larea Holdings LLC. Eric Slifka is the son of Alfred A. Slifka.

(f)
Amy Cook, Karen Dattilo and Andrew Slifka each has a 33 1/3% ownership interest in Larea Holdings II LLC and share proportionate voting and investment power with respect to units owned by Larea Holdings II LLC. Each of Amy Cook, Karen Dattilo and Andrew Slifka may, therefore, be deemed to beneficially own the units held by Larea Holdings II LLC. Amy Cook, Karen Dattilo and Andrew Slifka are the children of Richard Slifka.

(g)
ASRS Montello General Partnership owns 72.8% of the ownership interests in Montello Oil Corporation. Alfred A. Slifka and Richard Slifka are equal owners of ASRS Montello General Partnership. Alfred A. Slifka and Richard Slifka share voting and investment power with respect to and, therefore, may be deemed to beneficially own, the units owned by Montello Oil Corporation. Alfred Slifka Montello Irrevocable Trust ("AS Montello") owns 13.6% of Montello Oil Corporation. Alfred A. Slifka is the beneficial owner of AS Montello. Richard Slifka Montello Irrevocable Trust ("RS Montello") owns 13.6% of Montello Oil Corporation. Richard Slifka is the beneficial owner of RS Montello.

(h)
Alfred A. Slifka and Richard Slifka are equal owners of Sandwich Terminal, L.L.C. and share voting and investment power with respect to and, therefore, may be deemed to beneficially own, the units owned by Sandwich Terminal, L.L.C.

(i)
Chelsea Terminal Corp. is the general partner of Chelsea Terminal Limited Partnership. Alfred A. Slifka and Richard Slifka are equal owners of Chelsea Terminal Corp. and each owns a 50% limited partner interest in Chelsea Terminal Limited Partnership. Alfred A. Slifka and Richard Slifka share voting and investment power with respect to and, therefore, may be deemed to beneficially own, the units owned by Chelsea Terminal Limited Partnership.

(j)
Beneficially owned unit amounts for each of Alfred A. Slifka and Richard Slifka include the units owned by Global Petroleum Corp., Montello Oil Corporation, Sandwich Terminal, L.L.C. and Chelsea Terminal Limited Partnership. Alfred A. Slifka and Richard Slifka are brothers.

PARTNERSHIP AGREEMENT AMENDMENT PROPOSAL

        The following is a summary of the proposed amendments to the current partnership agreement to be voted upon by our unitholders. The following summary is qualified in its entirety by reference to the full text of the proposed Third Amended and Restated Agreement of Limited Partnership attached at Annex A. In addition to the amendments described below, if the Partnership Agreement Amendment Proposal is approved, our general partner would make additional, non-substantive changes under its authority to adopt amendments that our general partner determines do not adversely affect the limited partners (or any particular class of partnership interests as compared to other classes of partnership interests) in any material respect. These additional, non-substantive changes relate primarily to eliminating provisions referring to class B units of our partnership, which are no longer outstanding, and to eliminating certain historical references that are no longer accurate. Annex A shows the portions of the current partnership agreement that will be deleted or changed and provisions that will be added if the Partnership Agreement Amendment Proposal is approved and becomes effective as well as the non-substantive changes to our partnership agreement that our general partner will make as described above.

        The current provisions of our partnership agreement that are proposed to be changed are described in "Current Partnership Agreement Provisions."

        We are proposing to replace the terms "operating surplus" and "adjusted operating surplus" in our partnership agreement with a new term, "distributable cash flow," as the metric to measure our ability to fund distributions from earnings (as opposed to capital) and to test whether the subordinated units are entitled to convert into common units. We define distributable cash flow as net income plus depreciation and amortization, minus maintenance capital expenditures, as adjusted to eliminate items approved by the audit committee of our board of directors that are extraordinary or non-recurring in nature and that would otherwise increase distributable cash flow.

        Distributable cash flow is not materially impacted by the changes in cash receipts and cash expenditures that may substantially affect operating surplus and adjusted operating surplus and which may not be reflective of the earnings we achieve during a respective period. We believe that distributable cash flow is a widely accepted metric to measure the ability of master limited partnerships like us to pay distributions from earnings, and we have historically presented distributable cash flow, and its components, in our quarterly and annual reports as an important non-GAAP financial measure for our unitholders. We believe that distributable cash flow is an appropriate replacement for operating surplus and adjusted operating surplus.

        The Partnership Agreement Amendment Proposal would:

  •
  replace the terms "operating surplus" and "adjusted operating surplus" with the term "distributable cash flow" and thereby eliminate the term "working capital borrowings" in our partnership agreement and permit us to eliminate the clean down requirement in our credit facility;

  •
  increase the minimum quarterly distribution, prospectively, from $0.4125 to $0.4625 per unit per quarter; and

  •
  remove the provisions that currently permit early conversion of a portion of the subordinated units and restate the provisions governing conversion of the subordinated units using distributable cash flow to test whether we have "earned" the minimum quarterly distribution.

        The Partnership Agreement Amendment Proposal would not result in any change in the current per unit amount of our quarterly distribution ($0.4875 per unit) or the quarterly distribution thresholds above which the incentive distributions rights participate in distributions.

        We believe that distributable cash flow:

  •
  will serve as a better metric for our business for determining:

  •
  whether a distribution represents a return on invested capital rather than a return of invested capital; and

  •
  whether we have "earned" at least the proposed minimum quarterly distribution on all of our outstanding units in order for the subordinated units to convert into common units;

  •
  will minimize any conflict between the partnership agreement and how we believe the business should be optimally operated;

  •
  will enable us to remove the term working capital borrowings from our partnership agreement and also remove the cumbersome clean down requirement, as described below, from our credit facility thereby eliminating a provision that at times has required us to take actions such as selling inventory, that we do not believe are in the best interests of our partnership; and

  •
  will be easier to calculate based on financial information we have historically used to manage our business and have presented in our quarterly and annual reports.

        We believe that the Partnership Agreement Amendment Proposal maintains important safeguards for our common unitholders. The Partnership Agreement Amendment Proposal will still require that we earn distributions made to the holder of the incentive distribution rights. The Partnership Agreement Amendment Proposal will still require that we earn the distributions to our unitholders as a condition for conversion of the subordinated units. We believe that the metric of distributable cash flow better measures our ability to pay quarterly distributions from earnings from our business. We also believe that distributable cash flow more accurately reflects our financial performance and is a more appropriate measure to be used in determining whether the incentive distribution rights should participate in a distribution and whether the subordinated units should convert into common units.

        We believe that distributable cash flow, which by definition is derived from net income, is a better measure of our ability to fund distributions from earnings than operating surplus and adjusted operating surplus. Both operating surplus and adjusted operating surplus are measures of our cash receipts and cash expenditures, which can be significantly impacted by a variety of factors. These factors, described below, may cause adjusted operating surplus to not be predictable and to fluctuate widely. Therefore, fluctuations in our cash receipts and cash expenditures in certain periods may cause adjusted operating surplus to not reflect our operating performance or earnings generation during those periods. As a result, we have experienced periods of reduced or negative adjusted operating surplus when we have generated significant amounts of net income and vice versa.

        For example, cash receipts and cash expenditures are impacted when we increase or decrease the number of barrels of our product inventory in storage to respond to buying opportunities, sales activities, weather patterns, and specific market conditions such as contango (when product prices for future deliveries are higher than for current deliveries) or backwardation (when product prices for future deliveries are lower than current deliveries). Another significant factor is the commodity cost of our products. Fluctuating commodity prices can significantly increase or decrease the cash requirements of our inventory, as well as our receivables and payables. Seasonal changes in demand for products such as heating oil also affect our cash receipts and cash expenditures.

        As a wholesale refined petroleum product distributor, our business activities are substantially comprised of purchasing, storing, terminalling and selling refined petroleum products. This frequently requires high levels of inventory and receivables, which together typically represent 70-80% of our total assets.

        Our working capital levels are significantly influenced by our inventory levels as well as the related levels of trade payables and trade receivables. We increase or decrease our inventory levels for a variety of business reasons, such as seasonality, the shape of the forward curve (contango or backward) and changes in product specifications. In a contango market (when product prices for future deliveries are higher than for current deliveries), we may use our storage capacity to improve our margins by storing products we have purchased at low prices in the current market for delivery to customers at higher prices in the future. In a backwardated market (when product prices for future deliveries are lower than current deliveries), we attempt to minimize our inventories to reduce commodity risk and maintain or increase net product margins. The dollar amounts of inventory levels will also fluctuate widely with prices for refined petroleum products.

        A quarterly presentation of net income, distributable cash flow and adjusted operating surplus is included as Annex B. Annex B also includes a presentation of commodities prices as of the ends of periods since our initial public offering.

        Distributable cash flow and adjusted operating surplus are non-GAAP financial measures used or proposed to be used in our partnership agreement as described herein. Distributable cash flow and adjusted operating surplus should not be considered as an alternative to net income, cash flow from operations or any other measure of financial performance or liquidity presented in accordance with GAAP. In addition, our distributable cash flow and adjusted operating surplus may not be comparable to similarly titled measures of other companies. Annex B presents a reconciliation of distributable cash flow and adjusted operating surplus to directly comparable GAAP financial measures.

        We believe that the reconciliation of distributable cash flow to net income, as shown in Annex B, demonstrates that net income and distributable cash flow are closely correlated, with the exception of the quarter ended March 31, 2007. In the quarter ended March 31, 2007, a one-time gain was realized upon the sale of our investment in NYMEX Holdings Inc. along with our NYMEX seats, but our Audit Committee approved the exclusion of the gain from the calculation of distributable cash flow that was reported to the public. In contrast, the reconciliation of adjusted operating surplus to net income shows that adjusted operating surplus fluctuates widely from net income.

        For example, in the quarters ended December 31, 2007 and March 31, 2008, net income and distributable cash flow were relatively similar, whereas adjusted operating surplus varied widely. The differences were a result of changes in current assets and current liabilities that affected adjusted operating surplus, but did not affect net income or distributable cash flow. Accounts receivable at December 31, 2007 increased from September 30, 2007, reflecting higher seasonal balances as a result of sales activity to customers for home heating oil and residual oil for space heating purposes. This increase in sales activity typically continues throughout the winter months. Also at December 31, 2007, inventories increased from September 30, 2007 to support seasonal sales and due to commodity price increases. The increases in accounts receivable and inventory balances were significant factors during this quarter in causing adjusted operating surplus to be a negative $52.7 million.

        In contrast to the quarter ended December 31, 2007, the quarter ended March 31, 2008 reflected decreases in accounts receivable and inventory balances. Although commodity prices continued to increase during this quarter, accounts receivable and inventory balances declined seasonally as the heating season ended. Inventory levels also reflected a further reduction in response to backwardation in the market. We typically manage our inventory values in a backwardated market by reducing inventories to the lowest operating levels that can be achieved. The contraction of these balance sheet items during this period significantly contributed to adjusted operating surplus being positive $113.0 million.

        Another example of the unpredictability of adjusted operating surplus is the contrast of two quarters (ended September 30, 2007 and 2008), exactly one year apart, in which we generated similar net income and distributable cash flows and yet widely varying adjusted operating surplus. A comparison of these two quarters eliminates the variable of seasonality from the comparison that was evident in the December 31, 2007 and March 31, 2008 comparison above. For the quarter ended September 30, 2007, adjusted operating surplus was a negative $121.8 million. In sharp contrast, one year later, for the quarter ended September 30, 2008, adjusted operating surplus was a positive $59.6 million. The September 30, 2007 quarter reflected the beginning of dramatic increases in commodity prices that continued through the quarter ended June 30, 2008. Increasing prices increased the carrying value of both accounts receivable and inventories and thereby resulted in negative adjusted operating surplus. The quarter ended September 30, 2008 reflected the rapid decrease of commodity prices that began in July 2008 and continued through the remainder of 2008. Lower prices decreased the carrying value of both accounts receivable and inventories and thereby resulted in improved adjusted operating surplus.

Replacement of Operating Surplus with Distributable Cash Flow

        The Partnership Agreement Amendment Proposal would replace the term operating surplus with the term distributable cash flow. Operating surplus is generally intended as a metric for calculating our ability to pay distributions from cash earned in our business. Operating surplus can be thought of as comparable to our cumulative cash flow from operations, increased by working capital borrowings and decreased by repayment of working capital borrowings, since our initial public offering. Operating surplus is compared to aggregate distributions we have made since our initial public offering to determine whether a distribution is from cash earned in our business (a return on invested capital) or a return of invested capital. Distributions of operating surplus are generally made to all partners, including the holder of the incentive distribution rights, which are intended only to participate in returns on invested capital. Distributions of cash that do not constitute operating surplus (which would constitute "capital surplus" as described herein) would generally be distributed in a manner in which the holder of the incentive distribution rights does not participate. Our general partner currently holds the incentive distribution rights, which entitle it to receive increasing percentages, up to a maximum of 48%, of the cash we distribute from operating surplus on a quarterly basis in excess of $0.4625 per unit.

        An important safeguard for unitholders is that distributions in which the holder of the incentive distribution rights participate represent a distribution of the earnings generated from our operations (a return on invested capital) rather than proceeds from a full or partial liquidation of our business (a return of invested capital). The operating surplus/capital surplus distinction is how this safeguard is currently contained in our partnership agreement, with operating surplus distributions intended to represent a return on invested capital, and capital surplus intended to represent a return of invested capital. It is for this reason that operating surplus excludes proceeds from interim capital transactions; for example cash from borrowings (other than working capital borrowings) does not represent cash generated from our operations. We believe that distributable cash flow maintains that safeguard and would serve as a better metric for our business for determining whether a distribution represents a return on invested capital rather than a return of invested capital.

        If the Partnership Agreement Amendment Proposal is approved, it could result in distributions being made to the holder of the incentive distribution rights at times when the current provisions would not permit such distributions. However, the current provisions could result in distributions being made to the holders of the incentive distribution rights at times when the proposed provisions would not permit such distributions.

        After replacing operating surplus with distributable cash flow, available cash from distributable cash flow would be distributed in the same manner that available cash from operating surplus is currently distributed under our partnership agreement, as described in "Current Partnership Agreement Provisions—Current Distribution Provisions of our Partnership Agreement." Any amount of available cash distributed in excess of cumulative distributable cash flow would be defined as a distribution of capital surplus and would be distributed in the same manner and with the same effects as a distribution of capital surplus under our current partnership agreement.

  Removal of Working Capital Borrowings

        The definition of working capital borrowings contained in our partnership agreement, which includes a clean down requirement, is a relatively standard definition for master limited partnerships ("MLPs") with incentive distribution rights. Proceeds from working capital borrowings increase operating surplus and repayment of working capital borrowings decrease operating surplus. Proceeds from working capital borrowings in the typical MLP partnership agreement can be thought of as a temporary bridge from periods of high cash expenditures or low cash receipts from operations, or a combination thereof, to periods with low cash expenditures or high cash receipts from operations, or a combination thereof. In this manner, an MLP may be able to make regular and consistent quarterly distributions across cycles in cash receipts and cash expenditures. The use of working capital borrowings is intended to permit the MLP to bridge across cycles of high and low cash generated from operations without permitting the general partner to circumvent the safeguard that incentive distribution rights participate only in distributions of returns on invested capital. The clean down requirement in the definition of working capital borrowings was intended to permit an MLP to bridge periods over the course of any four-quarter period, but not to allow the MLP to incur long-term debt and distribute the proceeds to the holder of the incentive distribution rights.

        As a wholesale refined petroleum product distributor, our business activities are substantially comprised of purchasing, storing, terminalling and selling refined petroleum products. This frequently requires high levels of inventory and receivables, which together typically represent 70-80% of our total assets. There may be extended periods during which market conditions, product prices or other factors would motivate or require us to maintain high levels of inventory as well as related trade receivables and payables. In order to reduce working capital borrowings annually to comply with the clean down covenant, we may be required to reduce or inefficiently manage our inventory levels during periods when it is not in our best interests to do so due to a myriad of market factors, and this may result in significant additional costs or lost opportunities to us. Replacing operating surplus with distributable cash flow will allow us to eliminate the term "working capital borrowings" from our partnership agreement and permit us to eliminate the clean down requirement from our credit facility. These changes will allow us to manage inventory levels and otherwise operate our business based on all pertinent business reasons in order to improve operating results. Removal of the cumbersome and unnecessary clean down covenant will remove any risk of default under our credit agreement for breach of the covenant. We believe the lenders in our credit facility will consent to removal of the covenant from our credit facility.

Replacement of Adjusted Operating Surplus with Distributable Cash Flow

        The Partnership Agreement Amendment Proposal would also replace the term adjusted operating surplus with the term distributable cash flow. Adjusted operating surplus is generally intended as a metric for calculating our ability to pay distributions from cash earned in our business. Adjusted operating surplus can be thought of as comparable to the amount of operating cash flow during particular periods. Adjusted operating surplus is used in the subordination provisions of our partnership agreement to test whether we have received cash from operations equal to at least the current minimum quarterly distribution on all of our units.

        In addition to replacing adjusted operating surplus with distributable cash flow, the minimum quarterly distribution would be prospectively increased from the current minimum quarterly distribution rate of $0.4125 per unit per quarter ($1.65 on an annualized basis) to $0.4625 per unit per quarter ($1.85 annualized). We refer to the proposed minimum quarterly distribution of $0.4625 per unit per quarter as the "proposed minimum quarterly distribution" in order to distinguish it from the current minimum quarterly distribution.

        As amended, our partnership agreement would provide that the subordination period will extend until the first day of any quarter beginning after December 31, 2010 that each of the following tests are met (noting parenthetically how the amended partnership agreement compares to our current partnership agreement):

  •
  distributions of available cash from distributable cash flow (in lieu of operating surplus) on each of the outstanding common units and subordinated units and general partner units equaled or exceeded the proposed minimum quarterly distribution ($0.4625) (in lieu of the current minimum quarterly distribution of $0.4125) for each of the three consecutive, non-overlapping four-quarter periods immediately preceding that date;

  •
  the distributable cash flow (in lieu of adjusted operating surplus) generated during each of the three consecutive, non-overlapping four-quarter periods immediately preceding that date equaled or exceeded the sum of the proposed minimum quarterly distributions on all of the outstanding common units and subordinated units during those periods on a fully diluted basis and on the general partner units during those periods; and

  •
  there are no arrearages in payment of the proposed minimum quarterly distribution on the common units (which is unchanged from our current partnership agreement).

        The proposed minimum quarterly distribution will provide additional protection to common unitholders if we were to decrease our quarterly distribution rate below the proposed minimum quarterly distribution. Consistent with the current terms of our partnership agreement, this protection will terminate when the subordination period expires. While the proposed minimum quarterly distribution is higher than the current minimum quarterly distribution, it is lower than our most recent quarterly distribution of $0.4875 per unit.

  Conversion of Subordinated Units

        The three requirements contained in the subordination test and the provisions relating to the possible early conversion of subordinated units can (as described in "Current Partnership Agreement Provisions—Current Subordination Provisions of our Partnership Agreement") be thought of as follows:

  •
  we must have "paid" at least the current minimum quarterly distribution on all of our outstanding units for three consecutive, non-overlapping four-quarter periods. By "paying" the current minimum quarterly distribution, we mean that we have actually made distributions of available cash from operating surplus on each outstanding unit in an amount that equals or exceeds the current minimum quarterly distribution;

  •
  we must have "earned" at least the current minimum quarterly distribution on all of our outstanding units for those same periods. By "earning" the current minimum quarterly distribution, we mean that we have generated a sufficient amount of adjusted operating surplus during the specified periods to pay the current minimum quarterly distribution on all of the outstanding units; and

  •
  there must be no existing arrearages in our distribution of the current minimum quarterly distribution on our outstanding common units.

        We have a strong record on paying distributions and have satisfied both the pay requirement and no arrearages requirement of the current subordination test. Since our initial public offering, we have paid distributions which have exceeded the current minimum quarterly distribution every quarter for 15 consecutive quarters. Distributions have increased by 18% from the current minimum quarterly distribution of $0.4125 per unit ($1.65 annualized) to $0.4875 per unit ($1.95 annualized).

        In our initial public offering, we stated an intention to distribute at least the current minimum quarterly distribution on all of our units on a quarterly basis. This indicated distribution amount (the current minimum quarterly distribution) was one factor upon which the initial public offering price for our common units was based. We had no history of regular cash distributions at the time of our initial public offering, so the current minimum quarterly distribution was established by our general partner based upon managements' estimate of a distribution rate that would be sustainable for all of our units. The purpose for subordination was to increase the likelihood that, during the subordination period, there would be sufficient available cash to pay the current minimum quarterly distribution on the common units, even if managements' estimate of available cash proved inaccurate. The purpose of the subordination test described above is to permit conversion of the subordinated units once we had established, through a track record over three consecutive, non-overlapping four-quarter periods, that we could pay the current minimum quarterly distribution on all of our units. The subordination period was initially to continue until at least September 30, 2010 but a portion of the subordinated units could have converted earlier if the test was satisfied in respect of any three consecutive four-quarter periods ending on or after September 30, 2008.

        As described above, our adjusted operating surplus can fluctuate widely. These fluctuations make it uncertain as to when three consecutive, non-overlapping four-quarter periods of adjusted operating surplus will equal or exceed the current minimum quarterly distribution on all outstanding units.

        We did not generate sufficient adjusted operating surplus to satisfy the "earn" requirement of the current subordination test in respect of the four-quarter periods ended September 30, 2006, December 31, 2006, March 31, 2008, June 30, 2008 or September 30, 2008. We believe that the failure to satisfy the current adjusted operating surplus test during these periods was due to the factors impacting cash receipts and cash expenditures, as described above, and was not indicative of our earnings or overall financial condition.

        With respect to the possible early conversion of a portion of the subordinated units under the current provisions of our partnership agreement, for the four-quarter periods ended December 31, 2007 and 2008 we generated adjusted operating surplus that exceeded the Aggregate MQD for those periods. Through the first two quarters of the four-quarter period ending December 31, 2009 we have generated adjusted operating surplus of $17.6 million, compared to the Aggregate MQD during those periods of $11.0 million. If we generate adjusted operating surplus of at least $4.4 million during the third and fourth quarters of the four-quarter period ending December 31, 2009, and assuming we do not issue any additional units, we will satisfy the "earn" requirement of the subordination test for the three consecutive four-quarter periods ending December 31, 2009. Assuming we also satisfy the "pay" requirement and the "arrearages" requirement, 25% of the subordinated units would convert shortly after the distribution is made in respect of the fourth quarter of 2009.

        With respect to the possible conversion of all of the subordinated units under the current provisions of our partnership agreement, the earliest possible expiration of the subordination period pursuant to our partnership agreement was initially to be in respect of the three consecutive four-quarter periods ending September 30, 2010. Because our adjusted operating surplus for the four-quarter period ended September 30, 2008 was less than the Aggregate MQD during that period, we will not satisfy the "earn" requirement of the subordination test for the three consecutive four-quarter periods ending September 30, 2010. It is possible that we may satisfy the "earn" requirement for the three consecutive four-quarter periods ending on December 31, 2010, thereby permitting the conversion of all subordinated units.

        We continue to believe that establishing a track record that shows that we have sufficient earnings to support distribution of a minimum quarterly distribution on all of our units is important. However, we believe that distributable cash flow would serve as a better metric for our business for determining whether we have "earned" at least the proposed minimum quarterly distribution on all of our outstanding units.

        Because our distributable cash flow generated during the four-quarter period ended December 31, 2008 of $34.1 million was more than the sum of the proposed minimum quarterly distributions on all of the units outstanding during that period of $24.6 million, we have already satisfied the "earn" requirement of the new subordination test for the first of the three four-quarter periods ending December 31, 2010. For the first two quarters of the four-quarter period ending December 31, 2009 our distributable cash flow was $25.3 million. Assuming we do not issue additional units prior to December 31, 2009 and distributable cash flow during the second two quarters of 2009 is not less than negative $700,000, we have sufficient distributable cash flow to satisfy the proposed "earn" requirement for the second of the three four-quarter periods ending December 31, 2010. This would mean that we will have satisfied the proposed "earn" requirement for the first two four-quarter periods of the three four-quarter periods ending December 31, 2010. We have established a strong record of generating distributable cash flow, and have generated distributable cash flow in excess of the proposed minimum quarterly distributions on all of the outstanding units during every four-quarter period since our initial public offering.

        There is a possibility that the subordinated units may not convert under the current provisions of the partnership agreement for an extended period of time, or at all. Under our current partnership agreement using the adjusted operating surplus concept, there is a possibility that 25% of the subordinated units could convert in respect of the periods ending December 31, 2009 and that the subordination period would expire entirely in respect of the periods ending December 31, 2010 and all subordinated units would convert into common units on a one-for-one basis. However, if we do not satisfy the current test using adjusted operating surplus in respect of the four-quarter period ending December 31, 2009, no portion of the subordinated units could convert prior to the expiration of the subordination period, and the earliest expiration would be in respect of the periods ending March 31, 2011. We believe that any failure to satisfy the current adjusted operating surplus test during periods when we otherwise satisfy the proposed distributable cash flow test would be due to the factors impacting cash receipts and cash expenditures, as described above, but would not be indicative of our earnings or overall financial condition.

        If the Partnership Agreement Amendment Proposal is approved, the expiration of the subordination period and conversion of the subordinated units to common units cannot occur prior to December 31, 2010 but may occur earlier than under the current provisions and it may increase the probability of such conversion. If the Partnership Agreement Amendment Proposal is adopted we will have satisfied the proposed "earn" test for the four-quarter period ended December 31, 2008 and the first two quarters of the four-quarter period ending December 31, 2009. We have generated distributable cash flow in excess of the proposed minimum quarterly distributions on all of the outstanding units during every four-quarter period since our initial public offering. Based upon this positive track record, we believe that the proposed "earn" requirement increases the probability that the subordination period will end in respect of the periods ending December 31, 2010.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL
OF THE PARTNERSHIP AGREEMENT AMENDMENT PROPOSAL

CURRENT PARTNERSHIP AGREEMENT PROVISIONS

        The following is a summary of the current key provisions of our partnership agreement that are proposed to be changed by the Partnership Agreement Amendment Proposal.

Current Distribution Provisions of our Partnership Agreement

        Our partnership agreement provides that, within 45 days after the end of each quarter, we must distribute all of our available cash to our partners of record on the applicable record date. All cash distributed to partners is characterized as either operating surplus or capital surplus. We distribute available cash from operating surplus differently than we would distribute available cash from capital surplus. Operating surplus distributions are, subject to making a quarterly distribution above a minimum threshold per unit, made to our general partner, our unitholders and the holder of incentive distribution rights. We have never made a distribution of capital surplus, but under our partnership agreement any capital surplus distribution would be made pro-rata to our general partner and all unitholders and the holder of the incentive distribution rights would generally not participate in any capital surplus distributions.

  Operating Surplus

        Operating surplus, for any period, generally means:

  •
  our cash and cash equivalents on the closing date of our initial public offering (approximately $5.1 million); plus

  •
  $7.5 million; plus

  •
  all of our cash receipts for the period after the closing of our initial public offering and ending on the last day of such period, excluding cash from borrowings that are not working capital borrowings, sales of equity and debt securities and sales or other dispositions of assets outside the ordinary course of business and certain similar matters (defined in our partnership agreement as "interim capital transactions"); plus

  •
  working capital borrowings made after the end of a quarter but before the date of determination of operating surplus for the quarter; less

  •
  all of our operating expenditures (as defined below) for the period after the closing of our initial public offering and ending on the last day of such period; less

  •
  the amount of cash reserves established by our general partner to provide funds for future operating expenditures.

        Operating expenditures generally means all of our expenditures, including, but not limited to, taxes, reimbursements of our general partner, non pro rata repurchases of units, repayment of working capital borrowings, debt service payments and capital expenditures, but excluding

  •
  payments (including prepayments) of principal of and premium on indebtedness, other than working capital borrowings;

  •
  capital expenditures made for acquisitions or for capital improvements;

  •
  payment of transaction expenses (including taxes) relating to interim capital transactions; and

  •
  distributions to partners.

        Where capital expenditures are made in part for acquisitions or for capital improvements and in part for other purposes, our general partner, with the concurrence of the conflicts committee, determines the allocation between the amounts paid for each.

        Maintenance capital expenditures reduce operating surplus but capital expenditures for acquisitions and capital improvements (or expansion capital expenditures) do not. Maintenance capital expenditures represent capital expenditures to repair or replace partially or fully depreciated assets to maintain the operating capacity of or revenues generated by existing assets and extend their useful lives. Maintenance capital expenditures include expenditures required to maintain equipment reliability, tankage and pipeline integrity and safety and to address certain environmental regulations. Repair and maintenance expenses associated with existing assets that are minor in nature and do not extend the useful life of existing assets are charged to operating expenses as incurred. Expansion capital expenditures include expenditures to acquire assets to grow our business or expand our existing facilities, such as projects that increase our operating capacity or revenues, by increasing tankage, diversifying product availability at various terminals and adding terminals. The officers and directors of our general partner determine how to allocate a capital expenditure for the acquisition or expansion of our assets between maintenance capital expenditures and expansion capital expenditures.

  Working Capital Borrowings

        Working capital borrowings, as defined in our partnership agreement, are borrowings that are made for working capital purposes or to pay distributions and are made pursuant to a credit facility or other arrangement to the extent such borrowings are required to be reduced (or "cleaned down") to a relatively small amount each year for an economically meaningful period of time. Consistent with that definition, our credit facility contains a covenant requiring us to clean down our working capital borrowings for a period of time each year.

  Capital Surplus

        Capital surplus is defined in our partnership agreement as any distribution of available cash in excess of our cumulative operating surplus. Accordingly, capital surplus would generally be generated only by:

  •
  borrowings other than working capital borrowings;

  •
  sales of debt and equity securities; and

  •
  sales or other disposition of assets for cash, other than inventory, accounts receivable and other current assets sold in the ordinary course of business or as part of normal retirements or replacements of assets.

  Characterization of Cash Distributions

        We treat all cash distributed as coming from operating surplus until the sum of all available cash distributed since we began operations equals the operating surplus as of the most recent date of determination. We treat any amount distributed in excess of operating surplus, regardless of its source, as capital surplus.

  Distributions of Available Cash from Operating Surplus During the Subordination Period

        Our partnership agreement provides that we will make distributions of available cash from operating surplus for any quarter during the subordination period in the following manner:

  •
  First, 98.27%% to the common unitholders, pro rata, and 1.73% to our general partner, until we distribute for each outstanding common unit an amount equal to the minimum quarterly distribution for that quarter;

  •
  Second, 98.27% to the common unitholders, pro rata, and 1.73% to our general partner, until we distribute for each outstanding common unit an amount equal to any arrearages in payment of the minimum quarterly distribution on the common units for any prior quarters;

  •
  Third, 98.27% to the subordinated unitholders, pro rata, and 1.73% to our general partner, until we distribute for each subordinated unit an amount equal to the minimum quarterly distribution for that quarter; and

  •
  Thereafter, in the manner described in "—Incentive Distribution Rights" below.

        The preceding discussion is based on the assumptions that our general partner maintains its 1.73% general partner interest and that we do not issue additional classes of equity securities.

  Distributions of Available Cash from Operating Surplus after the Subordination Period

        Our partnership agreement provides that we will make distributions of available cash from operating surplus for any quarter after the subordination period in the following manner:

  •
  First, 98.27% to all unitholders, pro rata, and 1.73% to our general partner, until we distribute for each outstanding unit an amount equal to the minimum quarterly distribution for that quarter; and

  •
  Thereafter, in the manner described in "—Incentive Distribution Rights" below.

        The preceding discussion is based on the assumptions that our general partner maintains its 1.73% general partner interest and that we do not issue additional classes of equity securities.

  Incentive Distribution Rights

        Incentive distribution rights represent the right to receive an increasing percentage of quarterly distributions of available cash from operating surplus after the minimum quarterly distribution and the target distribution levels have been achieved. Our general partner currently holds the incentive distribution rights, but may transfer these rights separately from its general partner interest, subject to restrictions in our partnership agreement.

        If for any quarter:

  •
  we have distributed available cash from operating surplus to the common and subordinated unitholders in an amount equal to the minimum quarterly distribution; and

  •
  we have distributed available cash from operating surplus on outstanding common units in an amount necessary to eliminate any cumulative arrearages in payment of the minimum quarterly distribution;

  then we will distribute any additional available cash from operating surplus for that quarter among the unitholders and our general partner in the following manner:

  •
  First, 98.27% to all unitholders, pro rata, and 1.73% to our general partner, until each unitholder receives a total of $0.4625 per unit for that quarter (the "first target distribution");

  •
  Second, 85.27% to all unitholders, pro rata, and 14.73% to our general partner, until each unitholder receives a total of $0.5375 per unit for that quarter (the "second target distribution");

  •
  Third, 75.27% to all unitholders, pro rata, and 24.73% to our general partner, until each unitholder receives a total of $0.6625 per unit for that quarter (the "third target distribution"); and

  •
  Thereafter, 50.27% to all unitholders, pro rata, and 49.73% to our general partner.

        In each case, the amount of the target distribution set forth above is exclusive of any distributions to common unitholders to eliminate any arrearages in payment of the minimum quarterly distribution from prior quarters during the subordination period. The preceding discussion is based on the assumptions that our general partner maintains its 1.73% general partner interest, continues to hold the incentive distribution rights and that we do not issue additional classes of equity securities.

  Distributions from Capital Surplus

  How Distributions from Capital Surplus Will Be Made

        Our partnership agreement provides that we will make distributions of available cash from capital surplus, if any, in the following manner:

  •
  First, 98.27% to all unitholders, pro rata, and 1.73% to our general partner, until we distribute for each common unit an amount of available cash from capital surplus equal to the initial public offering price;

  •
  Second, 98.27% to the common unitholders, pro rata, and 1.73% to our general partner, until we distribute for each common unit, an amount of available cash from capital surplus equal to any unpaid arrearages in payment of the minimum quarterly distribution on the common units from prior quarters during the subordination period; and

  •
  Thereafter, we will make all distributions of available cash from capital surplus as if they were from operating surplus.

  Effect of a Distribution from Capital Surplus

        Our partnership agreement treats a distribution of capital surplus as the repayment of the initial unit price from our initial public offering, which is a return of invested capital. The initial public offering price less any distributions of capital surplus per unit is referred to as the "unrecovered initial unit price." Each time a distribution of capital surplus is made, the minimum quarterly distribution and the target distribution levels will be reduced in the same proportion as the corresponding reduction in the unrecovered initial unit price. Because distributions of capital surplus will reduce the minimum quarterly distribution, after any of these distributions are made, it may be easier for our general partner to receive distributions in respect of the incentive distribution rights and for the subordinated units to convert into common units. However, any distribution of capital surplus before the unrecovered initial unit price is reduced to zero cannot be applied to the payment of the minimum quarterly distribution or any arrearages.

        Once we distribute capital surplus on a unit in an amount equal to the initial unit price, the minimum quarterly distribution and the target distribution levels will be reduced to zero. We will then make all future distributions from operating surplus, with 50.27% being paid to the holders of units and 49.73% to our general partner. The percentage interest shown for our general partner includes its 1.73% general partner interest and assumes our general partner has not transferred the incentive distribution rights.

Current Subordination Provisions of our Partnership Agreement

  General

        During the subordination period under our partnership agreement, the common units have the right to receive distributions of available cash from operating surplus in an amount equal to the minimum quarterly distribution of $0.4125 per quarter, plus any arrearages in the payment of the minimum quarterly distribution on the common units from prior quarters, before any distributions of available cash from operating surplus may be made on the subordinated units. Affiliates of the Slifka family currently own all the 5,642,424 outstanding subordinated units. These units are deemed "subordinated" because for a period of time, referred to as the subordination period, the subordinated units are not entitled to receive any distributions until the common units have received the minimum quarterly distribution plus any arrearages from prior quarters. Furthermore, no arrearages are paid on the subordinated units. The practical effect of the subordination period is to increase the likelihood that during this period there will be sufficient available cash to pay the minimum quarterly distribution on the common units.

  Definition of Subordination Period

        Our partnership agreement currently provides that the subordination period will extend until the first day of any quarter beginning after September 30, 2010 that each of the following requirements are satisfied:

  •
  distributions of available cash from operating surplus on each of the outstanding common units and subordinated units and general partner units equaled or exceeded the minimum quarterly distribution for each of the three consecutive, non-overlapping four-quarter periods immediately preceding that date;

  •
  the "adjusted operating surplus" (as defined below) generated during each of the three consecutive, non-overlapping four-quarter periods immediately preceding that date equaled or exceeded the sum of the minimum quarterly distributions on all of the outstanding common units and subordinated units during those periods on a fully diluted basis and on the general partner units during those periods; and

  •
  there are no arrearages in payment of the minimum quarterly distribution on the common units.

        Upon expiration of the subordination period, each outstanding subordinated unit will convert into one common unit and will thereafter participate pro rata with the other common units in distributions of available cash.

  Early Conversion of Subordinated Units

        Our partnership agreement further provides that if the requirements for ending the subordination period are satisfied for any three consecutive four-quarter periods ending on or after September 30, 2008, 25% of the subordinated units will convert into an equal number of common units. Similarly, if those tests are also satisfied for any three consecutive four-quarter periods ending on or after September 30, 2009, an additional 25% of the subordinated units will convert into an equal number of common units. The second early conversion of subordinated units may not occur, however, until at least one year following the end of the period for the first early conversion of subordinated units. We have not yet satisfied the requirements in respect of any three consecutive four-quarter periods ended on or after September 30, 2008, but could satisfy the "earn" requirement for the three periods ending on December 31, 2009.

  Definition of Adjusted Operating Surplus

        Adjusted operating surplus, for any period, means:

  •
  operating surplus generated with respect to that period; less

  •
  any net increase in working capital borrowings with respect to that period; less

  •
  any net reduction in cash reserves for operating expenditures with respect to that period not relating to an operating expenditure made with respect to that period; plus

  •
  any net decrease in working capital borrowings with respect to that period; plus

  •
  any net increase in cash reserves for operating expenditures with respect to that period required by any debt instrument for the repayment of principal, interest or premium.

BOARD RECOMMENDATION

        OUR BOARD OF DIRECTORS BELIEVES THAT THE PROPOSAL IS IN THE BEST INTERESTS OF OUR UNITHOLDERS AND OUR PARTNERSHIP AND RECOMMENDS A VOTE "FOR" THE PARTNERSHIP AGREEMENT AMENDMENT PROPOSAL.

CONFLICTS COMMITTEE DELIBERATIONS

        Our partnership agreement and the limited liability company agreement of our general partner authorizes our Conflicts Committee to review transactions in which a potential conflict of interest exists between our general partner or its controlling affiliates, on the one hand, and our partnership and the holders of our common units, on the other hand. Our Conflicts Committee is comprised of Robert J. McCool, David K. McKown and Kenneth I. Watchmaker, all of whom meet the independence requirements of our partnership agreement. Our Conflicts Committee has engaged independent counsel and has held meetings to consider and to evaluate the Partnership Agreement Amendment Proposal. As a result of this evaluation process, our Conflicts Committee determined that the Partnership Agreement Amendment Proposal is in the best interests of our unitholders and our partnership, and therefore, has approved the Partnership Agreement Amendment Proposal.

THE SPECIAL MEETING

Time and Place

        The special meeting will be held on                                    , 2009 beginning at                        :                         .m. local time at                                     .

Purpose

        At the special meeting, our unitholders will act upon a proposal, which we refer to as the "Partnership Agreement Amendment Proposal," by which we would amend and restate our partnership agreement to:

  •
  replace the terms "operating surplus" and "adjusted operating surplus" with the term "distributable cash flow" and thereby eliminate the term "working capital borrowings" in our partnership agreement and permit us to eliminate the clean down requirement in our credit facility;

  •
  increase the minimum quarterly distribution, prospectively, from $0.4125 to $0.4625 per unit per quarter; and

  •
  remove the provisions that currently permit early conversion of a portion of the subordinated units and restate the provisions governing conversion of the subordinated units using distributable cash flow to test whether we have "earned" the minimum quarterly distribution.

Record Date

        Our general partner has fixed the close of business on                                    , 2009 as the record date for determining which unitholders are entitled to receive notice of and to vote at the special meeting and any adjournments thereof. A list of unitholders of record will be available for inspection by any unitholder during the meeting.

Holders Entitled to Vote

        All unitholders who owned our units at the close of business on the record date,                                     2009, are entitled to receive notice of the special meeting and to vote the units that they held on the record date at the special meeting, or any adjournments of the special meeting.

        Each unitholder is entitled to one vote for each unit owned on all matters to be considered. On October 23, 2009, 7,428,139 common units and 5,642,424 subordinated were issued and outstanding. The vote of the common units owned by our general partner and its affiliates will not be counted for purposes of determining whether the Partnership Agreement Amendment Proposal receives the requisite approval of unitholders.

Vote Required

        Under our partnership agreement, the Partnership Agreement Amendment Proposal requires approval by (i) our general partner, (ii) a majority of the outstanding common units (excluding common units owned by our general partner and its affiliates and excluding persons or groups (other than Kayne Anderson Capital Advisors, L.P. and its affiliates) beneficially owning 20% or more of our outstanding common units) and (iii) a majority of the outstanding subordinated units.

        A properly executed proxy submitted without voting instructions will be voted (except to the extent that the authority to vote has been withheld) FOR the Partnership Agreement Amendment Proposal.

Quorum

        If a majority of our outstanding common units (including common units deemed owned by our general partner) and a majority of our outstanding subordinated units are present in person or by proxy at the special meeting, that will constitute a quorum and will permit us to conduct the proposed business at the special meeting. Your units will be counted as present at the special meeting if you:

  •
  are present and vote in person at the meeting; or

  •
  have submitted a properly executed proxy card.

        Proxies received but marked as abstentions will be counted as units that are present and entitled to vote for purposes of determining the presence of a quorum. If an executed proxy is returned by a broker or other nominee holding units in "street name" indicating that the broker or nominee does not have discretionary authority as to certain units to vote on the proposal (a "broker non-vote"), such units will be considered present at the meeting for purposes of determining the presence of a quorum but will not be considered entitled to vote.

Revocation of Proxies

        To change your vote after you have submitted your proxy card, send in a later-dated, signed proxy card to us or attend the special meeting and vote in person. You may also revoke your proxy by sending in a notice of revocation to us at the address set forth in the notice. Please note that attendance at the special meeting will not by itself revoke a previously granted proxy. If you have instructed your broker or other nominee to vote your units, you must follow the procedure your broker or nominee provides to change those instructions.

Solicitation

        The expense of preparing, printing and mailing this proxy statement and the proxies solicited hereby will be borne by us. In addition to the use of the mails, proxies may be solicited by employees of our general partner, without additional remuneration, by mail, phone or fax or in person. We will also request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of our units as of the record date and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. We have retained Morrow & Co., LLC (a proxy solicitor) to aid in the solicitation of proxies, and we expect to pay a total of $6,500, plus out-of-pocket expenses, for solicitation services. Your cooperation in promptly signing and returning the enclosed proxy card will help to avoid additional expense.

Adjournment

        The special meeting may be adjourned by our general partner to another date and/or place for any purpose (including, without limitation, for the purpose of soliciting additional proxies). However, our partnership agreement also provides that, in the absence of a quorum, the special meeting may be adjourned from time to time by the affirmative vote of a majority of the outstanding units entitled to vote at the meeting represented either in person or by proxy.

No Unitholder Proposals

        Your units do not entitle you to make proposals at the special meeting. Under our partnership agreement, our general partner controls the conduct of any meeting. Our partnership agreement establishes a procedure for calling meetings whereby limited partners owning 20% or more of the outstanding units of the class for which a meeting is proposed may call a meeting. In any case, limited partners are not allowed to vote on matters that would cause the limited partners to be deemed to be taking part in the management and control of the business and affairs of the partnership. Doing so could jeopardize the limited partners' limited liability under the Delaware Revised Uniform Limited Partnership Act ("Delaware Act") or the law of any other state in which we are qualified to do business.

Dissenters' Rights

        We were formed as a limited partnership under the laws of the State of Delaware, including the Delaware Act. Under those laws, dissenters' rights are not available to our unitholders with respect to the matters to be voted on at the special meeting.

HOUSEHOLDING MATTERS

        Unitholders who share a single address will receive only one proxy statement at that address unless we have received instructions to the contrary from any unitholder at that address. This practice, known as "householding" is designed to reduce our printing and postage costs. However, if a unitholder of record residing at such an address wishes to receive a separate copy of this proxy statement or of future proxy statements (as applicable), he or she may contact us at (781) 894-8800, attention Edward Faneuil, Esquire, or write to Investor Relations, attention General Counsel, Global Partners LP, P.O. Box 9161, 800 South Street, Suite 200, Waltham, MA 02454. We will deliver separate copies of this proxy statement promptly upon written or oral request. If you are a unitholder of record receiving multiple copies of our proxy statement, you can request householding by contacting us in the same manner. If you own your units through a bank, broker or other unitholder of record, you can request additional copies of this proxy statement or request householding by contacting the unitholder of record.

FORWARD-LOOKING STATEMENTS

        This proxy statement contains certain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are identified as any statements that do not relate strictly to historical or current facts and can generally be identified by the use of forward-looking terminology including "may," "believe," "expect," "anticipate," "estimate," "continue" or other similar words. Such statements may discuss future expectations for, or contain projections of, results of operations, financial condition or our ability to make distributions to unitholders or state other forward-looking information. Forward-looking statements are not guarantees of performance. Although we believe these forward-looking statements are based on reasonable assumptions, statements made regarding future results are subject to a number of assumptions, uncertainties and risks, many of which are beyond our control, which may cause future results to be materially different from the results stated or implied in this document. These risks and uncertainties include, among other things:

  •
  We may not have sufficient cash from operations to enable us to pay the minimum quarterly distribution or maintain distributions at current levels following establishment of cash reserves and payment of fees and expenses, including payments to our general partner.

  •
  A significant decrease in demand for refined petroleum products in the areas served by our storage facilities would reduce our ability to make distributions to our unitholders.

  •
  Our sales of home heating oil and residual oil could be significantly reduced by conversions to natural gas which conversions could have an adverse effect on our financial condition, results of operations and cash available for distribution to our unitholders.

  •
  Warmer weather conditions could adversely affect our financial condition, results of operations and cash available for distribution to our unitholders.

  •
  Our risk management policies cannot eliminate all commodity risk. In addition, any noncompliance with our risk management policies could result in significant financial losses.

  •
  Our results of operations are influenced by the overall forward market for refined petroleum products, and increases and/or decreases in the prices of refined petroleum products may adversely impact the amount of borrowing available for working capital under our credit agreement, which credit agreement has borrowing base limitations and advance rates.

  •
  We are exposed to trade credit risk in the ordinary course of our business activities.

  •
  We are exposed to risk associated with our trade credit support in the ordinary course of our business activities.

  •
  The condition of credit markets may adversely affect our liquidity.

  •
  Due to our lack of asset and geographic diversification, adverse developments in the terminals that we use or in our operating areas could reduce our ability to make distributions to our unitholders.

  •
  We are exposed to performance risk in our supply chain.

  •
  Our general partner and its affiliates have conflicts of interest and limited fiduciary duties, which may permit them to favor their own interests to the detriment of unitholders.

  •
  Unitholders have limited voting rights and are not entitled to elect our general partner or its directors or to remove our general partner without the consent of the holders of at least 66 2/3% of the outstanding units (including units held by our general partner and its affiliates), which could lower the trading price of our common units.

  •
  Unitholders may be required to pay taxes on their share of our income even if they do not receive any cash distributions from us.

        Additional information about risks and uncertainties that could cause actual results to differ materially from forward-looking statements is contained in Part I, Item 1A, "Risk Factors," in our Annual Report on Form 10-K for the year ended December 31, 2008 and Part II, Item 1A, "Risk Factors," in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2009.

        All forward-looking statements included in this proxy statement and all subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. The forward-looking statements speak only as of the date made, other than as required by law, and we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

 WHERE YOU CAN FIND MORE INFORMATION ABOUT US

        We file annual, quarterly and special reports and other information with the SEC. You may read and copy any of these documents at the SEC's public reference room at 100 F Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our filings also are available to the public at the SEC's website at www.sec.gov. Our units are listed on the New York Stock Exchange. Reports and other information concerning us may be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005. You may also request a copy of our filings by contacting us at Global Partners LP, Investor Relations, P.O. Box 9161, 800 South St., Waltham, Massachusetts. Our filings are also available on our website http://www.globalp.com.

INFORMATION WE INCORPORATE BY REFERENCE

        We incorporate by reference the documents listed below:

  •
  Annual Report on Form 10-K for the year ended December 31, 2008; and

  •
  Quarterly Reports on Form 10-Q for the periods ended March 31, 2009 and June 30, 2009;

        If information in incorporated documents conflicts with information in this proxy statement you should rely on the most recent information. If information in an incorporated document conflicts with information in another incorporated document, you should rely on the most recent incorporated document.

 ANNEX A

Form of Third Amended and Restated Agreement of Limited Partnership

~~SECOND~~THIRD AMENDED AND RESTATED

AGREEMENT OF LIMITED PARTNERSHIP

OF

GLOBAL PARTNERS LP

 ~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~
 A-i

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~
 A-ii

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~
 A-iii

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~
 A-iv

 ~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF
LIMITED PARTNERSHIP OF GLOBAL PARTNERS LP

~~[Conformed For Amendment No. 1, dated as of April 14, 2008]~~

        THIS ~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF GLOBAL PARTNERS LP dated as of ~~May 9, 2007,~~                        , 2009, is entered into by and between Global GP LLC, a Delaware limited liability company, as the General Partner, and any other Persons who are or become Partners in the Partnership or parties hereto as provided herein.

        ~~WHEREAS,~~ WHEREAS, the General Partner~~, the Organizational Limited Partner,~~ and the Limited Partners of the Partnership entered into that certain ~~First~~Second Amended and Restated Agreement of Limited Partnership dated as of ~~October 4, 2005~~May 9, 2007, as heretofore amended (the "~~First~~Second A/R Partnership Agreement");

        ~~WHEREAS, Section 5.6(a) of the First A/R Partnership Agreement provides that the Partnership may issue additional Partnership Securities for any Partnership purpose at any time and from time to time to such Persons for such consideration and on such terms and conditions as the General Partner shall determine, all without the approval of any Limited Partners;~~

        ~~WHEREAS, Section 5.6(b) of the First A/R Partnership Agreement provides that the additional Partnership Securities authorized to be issued by the Partnership pursuant to such Section 5.6(a) of the First A/R Partnership Agreement may be issued in one or more classes, or one or more series of any such classes, with such designations, preferences, rights, powers and duties (which may be senior to existing classes and series of Partnership Securities), as shall be fixed by the General Partner;~~

        ~~WHEREAS, Section 13.1(g) of the First A/R Partnership Agreement provides that the General Partner, without the approval of any Partner or Assignee, may amend any provision of the First A/R Partnership Agreement to reflect an amendment that the General Partner determines to be necessary or appropriate in connection with the authorization of issuance of any class or series of Partnership Securities pursuant to Section 5.6 of the First A/R Partnership Agreement;~~

        WHEREAS, the Board of Directors deems it in the best interest of the Partnership to amend and restate the Second A/R Partnership Agreement to: (i) replace the terms Operating Surplus and Adjusted Operating Surplus with the term Distributable Cash Flow and thereby eliminate the term Working Capital Borrowings; (ii) increase the Minimum Quarterly Distribution, prospectively, from $0.4125 to $0.4625 per Unit per Quarter; and (iii) remove the provisions that currently permit early conversion of a portion of the subordinated units;

        WHEREAS, in accordance with Section 13.2 of the Second A/R Partnership Agreement, the General Partner proposed the aforementioned amendments and such proposed amendments have been approved by the General Partner and the holders of a Unit Majority;

        ~~WHEREAS,~~ WHEREAS, Section 13.1(d)(i) of the ~~First~~Second A/R Partnership Agreement provides that the General Partner, without the approval of any Partner or Assignee, may amend any provision of the ~~First~~Second A/R Partnership Agreement to reflect a change that the General Partner determines, does not adversely affect the Limited Partners (including any particular class of Partnership Interests as compared to other classes of Partnership Interests) in any material respect; and

        ~~WHEREAS, the Board of Directors deems it in the best interest of the Partnership to amended and restate the First A/R Partnership Agreement to provide for (a) the issuance of the Privately Placed~~

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

~~Class B Units to certain qualified institutional buyers and possibly certain accredited investors pursuant to a Class B Unit Purchase Agreement, dated March 17, 2007, as amended, (b) the conversion of the Privately Placed Class B Units into Common Units in accordance with the terms described herein, and (c) such other matters as are provided herein.~~

        WHEREAS, acting pursuant to the power and authority granted to it under Section 13.1(d)(i) of the Second A/R Partnership Agreement, the General Partner has determined that certain changes to the Second A/R Partnership Agreement in addition to the changes described above do not adversely affect the Limited Partners (including any particular class of Partnership Interests as compared to other classes of Partnership Interests) in any material respect and has approved such additional changes.

        NOW, THEREFORE, the ~~General Partner does hereby amend and restate the First~~Second A/R Partnership Agreement is amended and restated to provide in its entirety as follows:

ARTICLE I
DEFINITIONS

Section 1.1    Definitions.

        The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

        ~~"Acquisition" means any transaction in which any Group Member acquires (through an asset acquisition, merger, stock acquisition or other form of investment) control over all or a portion of the assets, properties or business of another Person for the purpose of increasing the operating capacity or revenues of the Partnership Group from the operating capacity or revenues of the Partnership Group existing immediately prior to such transaction.~~

        "Additional Book Basis" means the portion of any remaining Carrying Value of an Adjusted Property that is attributable to positive adjustments made to such Carrying Value as a result of Book-Up Events. For purposes of determining the extent that Carrying Value constitutes Additional Book Basis:

        (a)   Any negative adjustment made to the Carrying Value of an Adjusted Property as a result of either a Book-Down Event or a Book-Up Event shall first be deemed to offset or decrease that portion of the Carrying Value of such Adjusted Property that is attributable to any prior positive adjustments made thereto pursuant to a Book-Up Event or Book-Down Event.

        (b)   If Carrying Value that constitutes Additional Book Basis is reduced as a result of a Book-Down Event and the Carrying Value of other property is increased as a result of such Book-Down Event, an allocable portion of any such increase in Carrying Value shall be treated as Additional Book Basis; provided, that the amount treated as Additional Book Basis pursuant hereto as a result of such Book-Down Event shall not exceed the amount by which the Aggregate Remaining Net Positive Adjustments after such Book-Down Event exceeds the remaining Additional Book Basis attributable to all of the Partnership's Adjusted Property after such Book-Down Event (determined without regard to the application of this clause (b) to such Book-Down Event).

        "Additional Book Basis Derivative Items" means any Book Basis Derivative Items that are computed with reference to Additional Book Basis. To the extent that the Additional Book Basis attributable to all of the Partnership's Adjusted Property as of the beginning of any taxable period exceeds the Aggregate Remaining Net Positive Adjustments as of the beginning of such period (the "Excess Additional Book Basis"), the Additional Book Basis Derivative Items for such period shall be

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

reduced by the amount that bears the same ratio to the amount of Additional Book Basis Derivative Items determined without regard to this sentence as the Excess Additional Book Basis bears to the Additional Book Basis as of the beginning of such period.

        "Additional Limited Partner" means a Person admitted to the Partnership as a Limited Partner pursuant to Section 10.4 and who is shown as such on the books and records of the Partnership.

        "Adjusted Capital Account" means the Capital Account maintained for each Partner as of the end of each fiscal year of the Partnership, (a) increased by any amounts that such Partner is obligated to restore under the standards set by Treasury Regulation Section 1.704-1(b)(2)(ii)(c) (or is deemed obligated to restore under Treasury Regulation Sections 1.704-2(g) and 1.704-2(i)(5)) and (b) decreased by (i) the amount of all losses and deductions that, as of the end of such fiscal year, are reasonably expected to be allocated to such Partner in subsequent years under Sections 704(e)(2) and 706(d) of the Code and Treasury Regulation Section 1.751-1(b)(2)(ii), and (ii) the amount of all distributions that, as of the end of such fiscal year, are reasonably expected to be made to such Partner in subsequent years in accordance with the terms of this Agreement or otherwise to the extent they exceed offsetting increases to such Partner's Capital Account that are reasonably expected to occur during (or prior to) the year in which such distributions are reasonably expected to be made (other than increases as a result of a minimum gain chargeback pursuant to Sections 6.1(d)(i) or 6.1(d)(ii)). The foregoing definition of Adjusted Capital Account is intended to comply with the provisions of Treasury Regulation Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith. The "Adjusted Capital Account" of a Partner in respect of a General Partner Unit, a Common Unit, ~~a Class B Unit,~~ a Subordinated Unit or an Incentive Distribution Right or any other Partnership Interest shall be the amount that such Adjusted Capital Account would be if such General Partner Unit, Common Unit, ~~Class B Unit,~~ Subordinated Unit, Incentive Distribution Right or other Partnership Interest were the only interest in the Partnership held by such Partner from and after the date on which such General Partner Unit, Common Unit, ~~Class B Unit,~~ Subordinated Unit, Incentive Distribution Right or other Partnership Interest was first issued.

        ~~"Adjusted Operating Surplus" means, with respect to any period, Operating Surplus generated with respect to such period (a) less (i) any net increase in Working Capital Borrowings with respect to such period and (ii) any net decrease in cash reserves for Operating Expenditures with respect to such period not relating to an Operating Expenditure made with respect to such period, and (b) plus (i) any net decrease in Working Capital Borrowings with respect to such period, and (ii) any net increase in cash reserves for Operating Expenditures with respect to such period required by any debt instrument for the repayment of principal, interest or premium. Adjusted Operating Surplus does not include that portion of Operating Surplus included in clauses (a)(i) and (a)(ii) of the definition of Operating Surplus.~~

        "Adjusted Property" means any property the Carrying Value of which has been adjusted pursuant to Sections 5.5(d)(i) or 5.5(d)(ii).

        "Affiliate" means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

        "Aggregate Remaining Net Positive Adjustments" means, as of the end of any taxable period, the sum of the Remaining Net Positive Adjustments of all the Partners.

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

        "Agreed Allocation" means any allocation, other than a Required Allocation, of an item of income, gain, loss or deduction pursuant to the provisions of Section 6.1, including a Curative Allocation (if appropriate to the context in which the term "Agreed Allocation" is used).

        "Agreed Value" of any Contributed Property means the fair market value of such property or other consideration at the time of contribution as determined by the General Partner. The General Partner shall use such method as it determines to be appropriate to allocate the aggregate Agreed Value of Contributed Properties contributed to the Partnership in a single or integrated transaction among each separate property on a basis proportional to the fair market value of each Contributed Property.

        "Agreement" means this ~~Second~~Third Amended and Restated Agreement of Limited Partnership of Global Partners LP, as it may be amended, supplemented or restated from time to time.

        "Assignee" means a Non-citizen Assignee or a Person to whom one or more Limited Partner Interests have been transferred in a manner permitted under this Agreement and who has executed and delivered a Transfer Application as required by this Agreement, but who has not been admitted as a Substituted Limited Partner.

        "Associate" means, when used to indicate a relationship with any Person, (a) any corporation or organization of which such Person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock or other voting interest; (b) any trust or other estate in which such Person has at least a 20% beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity; and (c) any relative or spouse of such Person, or any relative of such spouse, who has the same principal residence as such Person.

        "Available Cash" means, with respect to any Quarter ending prior to the Liquidation Date:

        (a)   ~~the sum of (i) all cash and cash equivalents of the Partnership Group on hand at the end of such Quarter, and (ii) all additional~~all cash and cash equivalents of the Partnership Group on hand on the date of determination of Available Cash with respect to ~~such Quarter resulting from Working Capital Borrowings made subsequent to the end of~~ such Quarter, less

        (b)   the amount of any cash reserves established by the General Partner to (i) provide for the proper conduct of the business of the Partnership Group (including reserves for future capital expenditures and for anticipated future credit needs of the Partnership Group) subsequent to such Quarter, (ii) comply with applicable law or any loan agreement, security agreement, mortgage, debt instrument or other agreement or obligation to which any Group Member is a party or by which it is bound or its assets are subject or (iii) provide funds for distributions under Sections 6.4 or 6.5 in respect of any one or more of the next four Quarters; provided, however, that the General Partner may not establish cash reserves pursuant to (iii) above if the effect of such reserves would be that the Partnership is unable to distribute the Minimum Quarterly Distribution on all Common Units, plus any Cumulative Common Unit Arrearage on all Common Units, with respect to such Quarter; and, provided further, that disbursements made by a Group Member or cash reserves established, increased or reduced after the end of such Quarter but on or before the date of determination of Available Cash with respect to such Quarter shall be deemed to have been made, established, increased or reduced, for purposes of determining Available Cash, within such Quarter if the General Partner so determines.

        Notwithstanding the foregoing, "Available Cash" with respect to the Quarter in which the Liquidation Date occurs and any subsequent Quarter shall equal zero.

        "Board of Directors" means, with respect to the Board of Directors of the General Partner, its board of directors or managers, as applicable, if a corporation or limited liability company, or if a

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

limited partnership, the board of directors or board of managers of the general partner of the General Partner.

        "Book Basis Derivative Items" means any item of income, deduction, gain or loss included in the determination of Net Income or Net Loss that is computed with reference to the Carrying Value of an Adjusted Property (e.g., depreciation, depletion, or gain or loss with respect to an Adjusted Property).

        "Book-Down Event" means an event that triggers a negative adjustment to the Capital Accounts of the Partners pursuant to Section 5.5(d).

        "Book-Tax Disparity" means with respect to any item of Contributed Property or Adjusted Property, as of the date of any determination, the difference between the Carrying Value of such Contributed Property or Adjusted Property and the adjusted basis thereof for federal income tax purposes as of such date. A Partner's share of the Partnership's Book-Tax Disparities in all of its Contributed Property and Adjusted Property will be reflected by the difference between such Partner's Capital Account balance as maintained pursuant to Section 5.5 and the hypothetical balance of such Partner's Capital Account computed as if it had been maintained strictly in accordance with federal income tax accounting principles.

        "Book-Up Event" means an event that triggers a positive adjustment to the Capital Accounts of the Partners pursuant to Section 5.5(d).

        "Business Day" means Monday through Friday of each week, except that a legal holiday recognized as such by the government of the United States of America or the State of Massachusetts shall not be regarded as a Business Day.

        "Capital Account" means the capital account maintained for a Partner pursuant to Section 5.5. The "Capital Account" of a Partner in respect of a General Partner Unit, a Common Unit, ~~a Class B Unit,~~ a Subordinated Unit, an Incentive Distribution Right or any other Partnership Interest shall be the amount that such Capital Account would be if such General Partner Unit, Common Unit, ~~Class B Unit,~~ Subordinated Unit, Incentive Distribution Right or other Partnership Interest were the only interest in the Partnership held by such Partner from and after the date on which such General Partner Unit, Common Unit, ~~Class B Unit,~~ Subordinated Unit, Incentive Distribution Right or other Partnership Interest was first issued.

        "Capital Contribution" means any cash, cash equivalents or the Net Agreed Value of Contributed Property that a Partner contributes to the Partnership.

        ~~"Capital Improvement" means any (a) addition or improvement to the capital assets owned by any Group Member or (b) acquisition of existing, or the construction of new, capital assets (including ships, barges, pipelines, terminals, docks, truck racks, tankage and other storage and distribution facilities and related assets), in each case if such addition, improvement, acquisition or construction is made to increase the operating capacity or revenues of the Partnership Group from the operating capacity or revenues of the Partnership Group existing immediately prior to such addition, improvement, acquisition or construction.~~

        "Capital Surplus" has the meaning assigned to such term in Section 6.3(a).

        "Carrying Value" means (a) with respect to a Contributed Property, the Agreed Value of such property reduced (but not below zero) by all depreciation, amortization and cost recovery deductions charged to the Partners' and Assignees' Capital Accounts in respect of such Contributed Property, and (b) with respect to any other Partnership property, the adjusted basis of such property for federal

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

income tax purposes, all as of the time of determination. The Carrying Value of any property shall be adjusted from time to time in accordance with Sections 5.5(d)(i) and 5.5(d)(ii) and to reflect changes, additions or other adjustments to the Carrying Value for dispositions and acquisitions of Partnership properties, as deemed appropriate by the General Partner.

        "Cause" means a court of competent jurisdiction has entered a final, non-appealable judgment finding the General Partner liable for actual fraud or willful misconduct in its capacity as a general partner of the Partnership.

        "Certificate" means (a) a certificate (i) substantially in the form of Exhibit A to this Agreement, (ii) issued in global form in accordance with the rules and regulations of the Depositary or (iii) in such other form as may be adopted by the General Partner, issued by the Partnership evidencing ownership of one or more Common Units or (b) a certificate, in such form as may be adopted by the General Partner, issued by the Partnership evidencing ownership of one or more other Partnership Securities.

        "Certificate of Limited Partnership" means the Certificate of Limited Partnership of the Partnership filed with the Secretary of State of the State of Delaware as referenced in Section 7.2, as such Certificate of Limited Partnership may be amended, supplemented or restated from time to time.

        "Citizenship Certification" means a properly completed certificate in such form as may be specified by the General Partner by which an Assignee or a Limited Partner certifies that he (and if he is a nominee holding for the account of another Person, that to the best of his knowledge such other Person) is an Eligible Citizen.

        "claim" (as used in Section 7.12(d)) has the meaning assigned to such term in Section 7.12(d).

        ~~"Class B Distribution Increase Date" has the meaning assigned to such term in Section 5.11(g).~~

        ~~"Class B Unit" means a Partnership Security representing a fractional part of the Partnership Interests of all Limited Partners, and having the rights and obligations specified with respect to Class B Units in this Agreement. The term "Class B Unit" as used herein does not include a Common Unit or Subordinated Unit. A Class B Unit that is convertible into a Common Unit shall not constitute a Common Unit until such conversion occurs. The term "Class B Unit" includes the Privately Placed Class B Units.~~

        ~~"Class B Unit Arrearage" means, with respect to any Class B Unit, whenever used, as to any Quarter, the amount, if any, by which (a) the Minimum Quarterly Distribution in respect of such Quarter (or, for the period from the Class B Distribution Increase Date through the Conversion Effective Date, 115% of the Minimum Quarterly Distribution) exceeds (b) the sum of all Available Cash distributed with respect to a Class B Unit in respect of such Quarter pursuant to Section 5.11(b)(ii)(B)(x)(2).~~

        ~~"Class B Unit Value" means with respect to the Privately Placed Class B Units, $36.70 per unit.~~

        "Closing Date" means the first date on which Common Units are sold by the Partnership to the Underwriters pursuant to the provisions of the Underwriting Agreement.

        "Closing Price" has the meaning assigned to such term in Section 15.1(a).

        "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of any successor law.

        "Combined Interest" has the meaning assigned to such term in Section 11.3(a).

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

        "Commission" means the United States Securities and Exchange Commission.

        "Common Unit" means a Unit representing a fractional part of the Partnership Interests of all Limited Partners and Assignees, and having the rights and obligations specified with respect to Common Units in this Agreement. The term "Common Unit" does not include a Subordinated ~~Unit or a Class B~~ Unit prior to its conversion into a Common Unit pursuant to the terms hereof.

        "Common Unit Arrearage" means, with respect to any Common Unit, whenever issued, as to any Quarter within the Subordination Period, the excess, if any, of (a) the Minimum Quarterly Distribution with respect to a Common Unit in respect of such Quarter over (b) the sum of all Available Cash distributed with respect to a Common Unit in respect of such Quarter pursuant to Section 6.4(a)(i).

        "Conflicts Committee" means a committee of the Board of Directors of the General Partner composed entirely of two or more directors who are not (a) security holders, officers or employees of the General Partner, (b) officers, directors or employees of any Affiliate of the General Partner or (c) holders of any ownership interest in the Partnership Group other than Common Units and who also meet the independence standards required of directors who serve on an audit committee of a board of directors established by the Securities Exchange Act and the rules and regulations of the Commission thereunder and by the National Securities Exchange on which the Common Units are listed or admitted to trading.

        "Contributed Property" means each property or other asset, in such form as may be permitted by the Delaware Act, but excluding cash, contributed to the Partnership. Once the Carrying Value of a Contributed Property is adjusted pursuant to Section 5.5(d), such property shall no longer constitute a Contributed Property, but shall be deemed an Adjusted Property.

        "Contribution Agreement" means that certain Contribution and Conveyance Agreement, dated as of the Closing Date, among the General Partner, the Partnership, the Operating Company and certain other parties, together with the additional conveyance documents and instruments contemplated or referenced thereunder, as such may be amended, supplemented or restated from time to time.

        ~~"Conversion Approval" has the meaning assigned to such term in Section 5.11(f).~~

        ~~"Conversion Approval Date" has the meaning assigned to such term in Section 5.11(f).~~

        ~~"Conversion Effective Date" has the meaning assigned to such term in Section 5.11(h).~~

        ~~"Cumulative Class B Unit Arrearage" means, with respect to any Class B Unit, whenever used, as of the end of any Quarter, the excess, if any, by which (a) the sum resulting from adding together the Class B Unit Arrearage for each of the Quarters during which any Class B Unit has been Outstanding exceeds (b) the sum of any distributions theretofore made to a Class B Unit pursuant to Section 5.11(b)(ii)(B)(y)(2) and Section 6.5(b) (including any distributions to be made in respect of the last of such Quarters).~~

        "Cumulative Common Unit Arrearage" means, with respect to any Common Unit, whenever issued, and as of the end of any Quarter, the excess, if any, of (a) the sum resulting from adding together the Common Unit Arrearage as to an Initial Common Unit for each of the Quarters within the Subordination Period ending on or before the last day of such Quarter over (b) the sum of any distributions theretofore made pursuant to Section 6.4(a)(ii) and Section 6.5(a) with respect to an Initial Common Unit (including any distributions to be made in respect of the last of such Quarters).

        "Curative Allocation" means any allocation of an item of income, gain, deduction, loss or credit pursuant to the provisions of Section 6.1(d)(xi).

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

        "Current Market Price" has the meaning assigned to such term in Section 15.1(a).

        "Delaware Act" means the Delaware Revised Uniform Limited Partnership Act, 6 Del C. Section 17-101, et seq., as amended, supplemented or restated from time to time, and any successor to such statute.

        "Departing General Partner" means a former General Partner from and after the effective date of any withdrawal or removal of such former General Partner pursuant to Sections 11.1 or 11.2.

        "Depositary" means, with respect to any Units issued in global form, The Depository Trust Company and its successors and permitted assigns.

        "Disposed of Adjusted Property" has the meaning assigned to such term in Section 6.1(d)(xii)(B).

        "Distributable Cash Flow" means, on a cumulative basis since the Closing Date and without duplication, the sum of net income plus depreciation and amortization, in each case calculated in accordance with U.S. GAAP, minus Maintenance Capital Expenditures, as adjusted to eliminate items approved by the Audit Committee of the Board of Directors that are extraordinary or non-recurring in nature and that would otherwise increase Distributable Cash Flow.

        "Economic Risk of Loss" has the meaning set forth in Treasury Regulation Section 1.752-2(a).

        "Eligible Citizen" means a Person qualified to own interests in real property in jurisdictions in which any Group Member does business or proposes to do business from time to time, and whose status as a Limited Partner or Assignee does not or would not subject such Group Member to a significant risk of cancellation or forfeiture of any of its properties or any interest therein.

        "Estimated Incremental Quarterly Tax Amount" has the meaning assigned to such term in Section 6.9.

        "Event of Withdrawal" has the meaning assigned to such term in Section 11.1(a).

        ~~"Excess Payment" has the meaning assigned to such term in Section 5.11(b)(vi)(B) (as set forth in Section 5.11(g)).~~

        "Final Subordinated Units" has the meaning assigned to such term in Section 6.1(d)(x).

        ~~"First A/R Partnership Agreement" has the meaning assigned to such term in the Recitals.~~

        "First Liquidation Target Amount" has the meaning assigned to such term in Section 6.1(c)(i)(D).

        "First Target Distribution" means $0.4625 per Unit per Quarter (or, with respect to the period commencing on the Closing Date and ending on December 31, 2005, it means the product of $0.4625 multiplied by a fraction of which the numerator is the number of days in such period, and of which the denominator is 92), subject to adjustment in accordance with Sections 6.6 and 6.9.

        "Fully Diluted Basis" means, when calculating the number of Outstanding Units for any period, a basis that includes, in addition to the Outstanding Units, all Partnership Securities, options, rights, warrants and appreciation rights relating to an equity interest in the Partnership (a) that are convertible into or exercisable or exchangeable for Units that are senior to or pari passu with the Subordinated Units, (b) whose conversion, exercise or exchange price is less than the Current Market Price on the date of such calculation, (c) that may be converted into or exercised or exchanged for such Units prior to or during the Quarter immediately following the end of the period for which the calculation is being made without the satisfaction of any contingency beyond the control of the holder other than the payment of consideration and the compliance with administrative mechanics applicable to such

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

conversion, exercise or exchange and (d) that were not converted into or exercised or exchanged for such Units during the period for which the calculation is being made; provided, however, that for purposes of determining the number of Outstanding Units on a Fully Diluted Basis when calculating whether the Subordination Period has ended or the Subordinated Units are entitled to convert into Common Units pursuant to Section 5.7, such Partnership Securities, options, rights, warrants and appreciation rights shall be deemed to have been Outstanding Units only for the four Quarters that comprise the last four Quarters of the measurement period; provided, further, that if consideration will be paid to any Group Member in connection with such conversion, exercise or exchange, the number of Units to be included in such calculation shall be that number equal to the difference between (i) the number of Units issuable upon such conversion, exercise or exchange and (ii) the number of Units that such consideration would purchase at the Current Market Price.

        "General Partner" means Global GP LLC, a Delaware limited liability company, and its successors and permitted assigns that are admitted to the Partnership as general partner of the Partnership, in its capacity as general partner of the Partnership (except as the context otherwise requires).

        "General Partner Interest" means the ownership interest of the General Partner in the Partnership (in its capacity as a general partner without reference to any Limited Partner Interest held by it), which is evidenced by General Partner Units, and includes any and all benefits to which the General Partner is entitled as provided in this Agreement, together with all obligations of the General Partner to comply with the terms and provisions of this Agreement.

        "General Partner Unit" means a fractional part of the General Partner Interest having the rights and obligations specified with respect to the General Partner Interest. A General Partner Unit is not a Unit.

        "Group" means a Person that with or through any of its Affiliates or Associates has any contract, arrangement, understanding or relationship for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent given to such Person in response to a proxy or consent solicitation made to 10 or more Persons), exercising investment power or disposing of any Partnership Interests with any other Person that beneficially owns, or whose Affiliates or Associates beneficially own, directly or indirectly, Partnership Interests.

        "Group Member" means a member of the Partnership Group.

        "Group Member Agreement" means the partnership agreement of any Group Member, other than the Partnership, that is a limited or general partnership, the limited liability company agreement of any Group Member that is a limited liability company, the certificate of incorporation and bylaws or similar organizational documents of any Group Member that is a corporation, the joint venture agreement or similar governing document of any Group Member that is a joint venture and the governing or organizational or similar documents of any other Group Member that is a Person other than a limited or general partnership, limited liability company, corporation or joint venture, as such may be amended, supplemented or restated from time to time.

        "Holder" as used in Section 7.12, has the meaning assigned to such term in Section 7.12(a).

        "Incentive Distribution Right" means a non-voting Limited Partner Interest issued to the General Partner in connection with the transfer of all of its interests in Global Companies LLC to the Partnership pursuant to the Contribution Agreement, which Limited Partner Interest will confer upon the holder thereof only the rights and obligations specifically provided in this Agreement with respect to Incentive Distribution Rights (and no other rights otherwise available to or other obligations of a

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

holder of a Partnership Interest). Notwithstanding anything in this Agreement to the contrary, the holder of an Incentive Distribution Right shall not be entitled to vote such Incentive Distribution Right on any Partnership matter except as may otherwise be required by law.

        "Incentive Distributions" means any amount of cash distributed to the holders of the Incentive Distribution Rights pursuant to Sections 6.4(a)(v), 6.4(a)(vi) and 6.4(a)(vii) and Sections 6.4(b)(iii), 6.4(b)(iv) and 6.4(b)(v).

        "Indemnified Persons" has the meaning assigned to such term in Section 7.12(d).

        "Indemnitee" means (a) the General Partner, (b) any Departing General Partner, (c) any Person who is or was an Affiliate of the General Partner or any Departing General Partner, (d) any Person who is or was a member, partner, director, officer, fiduciary or trustee of any Group Member, the General Partner or any Departing General Partner or any Affiliate of any Group Member, the General Partner or any Departing General Partner, (e) any Person who is or was serving at the request of the General Partner or any Departing General Partner or any Affiliate of the General Partner or any Departing General Partner as an officer, director, member, partner, fiduciary or trustee of another Person; provided that a Person shall not be an Indemnitee by reason of providing, on a fee-for-services basis, trustee, fiduciary or custodial services, and (f) any Person the General Partner designates as an "Indemnitee" for purposes of this Agreement.

        "Initial Common Units" means the Common Units sold in the Initial Offering.

        "Initial Limited Partners" means Chelsea Terminal Limited Partnership, Sandwich Terminal, L.L.C., Global Petroleum Corp., Montello Oil Corporation, Larea Holdings LLC, Larea Holdings II LLC, the General Partner (with respect to the Incentive Distribution Rights received by it pursuant to Section 5.2), and the Underwriters, in each case upon being admitted to the Partnership in accordance with Section 10.1.

        "Initial Offering" means the initial offering and sale of Common Units to the public, as described in the Registration Statement.

        "Initial Unit Price" means (a) with respect to the Common Units and the Subordinated Units, the initial public offering price per Common Unit at which the Underwriters offered the Common Units to the public for sale as set forth on the cover page of the prospectus included as part of the Registration Statement and first issued at or after the time the Registration Statement first became effective or (b) with respect to any other class or series of Units, the price per Unit at which such class or series of Units is initially sold by the Partnership, as determined by the General Partner, in each case adjusted as the General Partner determines to be appropriate to give effect to any distribution, subdivision or combination of Units.~~"Interim Capital Transactions" means the following transactions if they occur prior to the Liquidation Date: (a) borrowings, refinancings or refundings of indebtedness (other than Working Capital Borrowings and other than for items purchased on open account in the ordinary course of business) by any Group Member and sales of debt securities of any Group Member; (b) sales of equity interests of any Group Member (including the Common Units sold to the Underwriters pursuant to the exercise of the Over-Allotment Option); (c) sales or other voluntary or involuntary dispositions of any assets of any Group Member other than (i) sales or other dispositions of inventory, accounts receivable and other assets in the ordinary course of business, and (ii) sales or other dispositions of assets as part of normal retirements or replacements; (d) the termination of interest rate swap agreements; (e) capital contributions; and (f) corporate reorganizations or restructurings.~~

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

        "Issue Price" means the price at which a Unit is purchased from the Partnership, after taking into account any sales commission or underwriting discount charged to the Partnership and after taking into account any other form of discount with respect to the price at which a Unit is purchased from the Partnership~~; provided, however, that, in the case of the Privately Placed Class B Units, $27.535 per unit~~.

        "Limited Partner" means, unless the context otherwise requires, (a) the Organizational Limited Partner prior to its withdrawal from the Partnership, each Initial Limited Partner, each Substituted Limited Partner, each Additional Limited Partner and any Departing General Partner upon the change of its status from General Partner to Limited Partner pursuant to Section 11.3, in each case, in such Person's capacity as a limited partner of the Partnership or (b) solely for purposes of Articles V, VI, VII and IX, ~~,~~ each Assignee; provided, however, that when the term "Limited Partner" is used herein in the context of any vote or other approval, including Articles XIII and XIV, such term shall not, solely for such purpose, include any holder of an Incentive Distribution Right (solely with respect to its Incentive Distribution Rights and not with respect to any other Limited Partner Interest held by such Person) except as may otherwise be required by law.

        "Limited Partner Interest" means the ownership interest of a Limited Partner or Assignee in the Partnership, which may be evidenced by Common Units, Subordinated Units, Incentive Distribution Rights or other Partnership Securities or a combination thereof or interest therein, and includes any and all benefits to which such Limited Partner or Assignee is entitled as provided in this Agreement, together with all obligations of such Limited Partner or Assignee to comply with the terms and provisions of this Agreement; provided, however, that when the term "Limited Partner Interest" is used herein in the context of any vote or other approval, including Articles XIII and XIV, such term shall not, solely for such purpose, include any Incentive Distribution Right except as may otherwise be required by law.

        "Liquidation Date" means (a) in the case of an event giving rise to the dissolution of the Partnership of the type described in clauses (a) and (b) of the first sentence of Section 12.2, the date on which the applicable time period during which the holders of Outstanding Units have the right to elect to continue the business of the Partnership has expired without such an election being made, and (b) in the case of any other event giving rise to the dissolution of the Partnership, the date on which such event occurs.

        "Liquidator" means one or more Persons selected by the General Partner to perform the functions described in Section 12.4 as liquidating trustee of the Partnership within the meaning of the Delaware Act.

        "Maintenance Capital Expenditures" means capital expenditures to repair or replace partially or fully depreciated assets to maintain the operating capacity of or sales and revenues generated by existing assets of the Partnership Group or to extend the useful lives of such assets.

        "Merger Agreement" has the meaning assigned to such term in Section 14.1.

        "Minimum Quarterly Distribution" means (a) $0.4125 per Unit per Quarter (or with respect to the period commencing on the Closing Date and ending on December 31, 2005, it means the product of $0.4125 multiplied by a fraction of which the numerator is the number of days in such period and of which the denominator is 92)~~,~~ for all Quarters ending on or prior to                        and (b) $0.4625 per Unit per Quarter for all Quarters ending on or after                        , in each case subject to adjustment in accordance with Sections 6.6 and 6.9.

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

        "National Securities Exchange" means an exchange registered with the Commission under Section 6(a) of the Securities Exchange Act, and any successor to such statute~~, or the Nasdaq National Market or any successor thereto~~.

        "Net Agreed Value" means, (a) in the case of any Contributed Property, the Agreed Value of such property reduced by any liabilities either assumed by the Partnership upon such contribution or to which such property is subject when contributed, and (b) in the case of any property distributed to a Partner or Assignee by the Partnership, the Partnership's Carrying Value of such property (as adjusted pursuant to Section 5.5(d)(ii)) at the time such property is distributed, reduced by any indebtedness either assumed by such Partner or Assignee upon such distribution or to which such property is subject at the time of distribution, in either case, as determined under Section 752 of the Code.

        "Net Income" means, for any taxable year, the excess, if any, of the Partnership's items of income and gain (other than those items taken into account in the computation of Net Termination Gain or Net Termination Loss) for such taxable year over the Partnership's items of loss and deduction (other than those items taken into account in the computation of Net Termination Gain or Net Termination Loss) for such taxable year. The items included in the calculation of Net Income shall be determined in accordance with Section 5.5(b) and shall not include any items specially allocated under Section 6.1(d); provided, that the determination of the items that have been specially allocated under Section 6.1(d) shall be made as if Section 6.1(d)(xii) were not in this Agreement.

        "Net Loss" means, for any taxable year, the excess, if any, of the Partnership's items of loss and deduction (other than those items taken into account in the computation of Net Termination Gain or Net Termination Loss) for such taxable year over the Partnership's items of income and gain (other than those items taken into account in the computation of Net Termination Gain or Net Termination Loss) for such taxable year. The items included in the calculation of Net Loss shall be determined in accordance with Section 5.5(b) and shall not include any items specially allocated under Section 6.1(d); provided, that the determination of the items that have been specially allocated under Section 6.1(d) shall be made as if Section 6.1(d)(xii) were not in this Agreement.

        "Net Positive Adjustments" means, with respect to any Partner, the excess, if any, of the total positive adjustments over the total negative adjustments made to the Capital Account of such Partner pursuant to Book-Up Events and Book-Down Events.

        "Net Termination Gain" means, for any taxable year, the sum, if positive, of all items of income, gain, loss or deduction recognized by the Partnership (a) after the Liquidation Date or (b) upon the sale, exchange or other disposition of all or substantially all of the assets of the Partnership Group, taken as a whole, in a single transaction or a series of related transactions (excluding any disposition to a member of the Partnership Group). The items included in the determination of Net Termination Gain shall be determined in accordance with Section 5.5(b) and shall not include any items of income, gain or loss specially allocated under Section 6.1(d).

        "Net Termination Loss" means, for any taxable year, the sum, if negative, of all items of income, gain, loss or deduction recognized by the Partnership (a) after the Liquidation Date or (b) upon the sale, exchange or other disposition of all or substantially all of the assets of the Partnership Group, taken as a whole, in a single transaction or a series of related transactions (excluding any disposition to a member of the Partnership Group). The items included in the determination of Net Termination Loss shall be determined in accordance with Section 5.5(b) and shall not include any items of income, gain or loss specially allocated under Section 6.1(d).

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

        "Non-citizen Assignee" means a Person whom the General Partner has determined does not constitute an Eligible Citizen and as to whose Partnership Interest the General Partner has become the Substituted Limited Partner, pursuant to Section 4.9.

        "Nonrecourse Built-in Gain" means with respect to any Contributed Properties or Adjusted Properties that are subject to a mortgage or pledge securing a Nonrecourse Liability, the amount of any taxable gain that would be allocated to the Partners pursuant to Sections 6.2(b)(i)(A), 6.2(b)(ii)(A) and 6.2(b)(iii) if such properties were disposed of in a taxable transaction in full satisfaction of such liabilities and for no other consideration.

        "Nonrecourse Deductions" means any and all items of loss, deduction or expenditure (including any expenditure described in Section 705(a)(2)(B) of the Code) that, in accordance with the principles of Treasury Regulation Section 1.704-2(b), are attributable to a Nonrecourse Liability.

        "Nonrecourse Liability" has the meaning set forth in Treasury Regulation Section 1.752-1(a)(2).

        "Notice of Election to Purchase" has the meaning assigned to such term in Section 15.1(b).

        "Omnibus Agreement" means that certain Omnibus Agreement, dated as of the Closing Date, among the General Partner, the Partnership, the Operating Company and certain other parties thereto, as such may be amended, supplemented or restated from time to time.

        "Operating Company" means Global Operating LLC, a Delaware limited liability company, and any successors thereto.

        ~~"Operating Expenditures" means all Partnership Group expenditures, including, but not limited to, taxes, reimbursements of the General Partner, non-Pro Rata repurchases of Units (other than those made with proceeds of an Interim Capital Transaction), repayment of Working Capital Borrowings, debt service payments and capital expenditures, subject to the following:~~

        ~~(A) payments (including prepayments) of principal of and premium on indebtedness other than Working Capital Borrowings shall not constitute Operating Expenditures; and~~

        ~~(B) Operating Expenditures shall not include (i) capital expenditures made for Acquisitions or for Capital Improvements, (ii) payment of transaction expenses (including taxes) relating to Interim Capital Transactions or (iii) distributions to Partners. Where capital expenditures are made in part for Acquisitions or for Capital Improvements and in part for other purposes, the General Partner, with the concurrence of the Conflicts Committee, shall determine the allocation between the amounts paid for each.~~

        ~~"Operating Surplus" means, with respect to any period ending prior to the Liquidation Date, on a cumulative basis and without duplication,~~

        ~~(a) the sum of (i) $7.5 million, (ii) all cash and cash equivalents of the Partnership Group on hand as of the close of business on the Closing Date, (iii) all cash receipts of the Partnership Group for the period beginning on the Closing Date and ending on the last day of such period, but excluding cash receipts from Interim Capital Transactions (except to the extent specified in Section 6.5) and (iv) all cash receipts of the Partnership Group (or the Partnership's proportionate share of cash receipts in the case of Subsidiaries that are not wholly owned) after the end of such period but on or before the date of determination of Operating Surplus with respect to such period resulting from Working Capital Borrowings, less~~

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

        ~~(B) the sum of (i) Operating Expenditures for the period beginning on the Closing Date and ending on the last day of such period and (ii) the amount of cash reserves established by the General Partner to provide funds for future Operating Expenditures; provided, however, that disbursements made (including contributions to a Group Member or disbursements on behalf of a Group Member) or cash reserves established, increased or reduced after the end of such period but on or before the date of determination of Available Cash with respect to such period shall be deemed to have been made, established, increased or reduced, for purposes of determining Operating Surplus, within such period if the General Partner so determines.~~

        ~~Notwithstanding the foregoing, "Operating Surplus" with respect to the Quarter in which the Liquidation Date occurs and any subsequent Quarter shall equal zero.~~

        "Opinion of Counsel" means a written opinion of counsel (who may be regular counsel to the Partnership or the General Partner or any of its Affiliates) acceptable to the General Partner.

        "Option Closing Date" means the date or dates on which any Common Units are sold by the Partnership to the Underwriters upon exercise of the Over-Allotment Option.

        "Organizational Limited Partner" means Global Petroleum Corp. in its capacity as the organizational limited partner of the Partnership pursuant to this Agreement.

        "Outstanding" means, with respect to Partnership Securities, all Partnership Securities that are issued by the Partnership and reflected as outstanding on the Partnership's books and records as of the date of determination; provided, however, that if at any time any Person or Group (other than the General Partner or its Affiliates) beneficially owns 20% or more of the Outstanding Partnership Securities of any class then Outstanding, all Partnership Securities owned by such Person or Group shall not be voted on any matter and shall not be considered to be Outstanding when sending notices of a meeting of Limited Partners to vote on any matter (unless otherwise required by law), calculating required votes, determining the presence of a quorum or for other similar purposes under this Agreement, except that Units so owned shall be considered to be Outstanding for purposes of Section 11.1(b)(iv) (such Units shall not, however, be treated as a separate class of Partnership Securities for purposes of this Agreement); provided, further, that the foregoing limitation shall not apply to (i) any Person or Group who acquired 20% or more of the Outstanding Partnership Securities of any class then Outstanding directly from the General Partner or its Affiliates, (ii) any Person or Group who acquired 20% or more of the Outstanding Partnership Securities of any class then Outstanding directly or indirectly from a Person or Group described in clause (i) provided that the General Partner shall have notified such Person or Group in writing that such limitation shall not apply, or (iii) any Person or Group who acquired 20% or more of any Partnership Securities issued by the Partnership with the prior approval of the Board of Directors.

        "Over-Allotment Option" means the over-allotment option granted to the Underwriters by the Partnership pursuant to the Underwriting Agreement.

        "Partner Nonrecourse Debt" has the meaning set forth in Treasury Regulation Section 1.704-2(b)(4).

        "Partner Nonrecourse Debt Minimum Gain" has the meaning set forth in Treasury Regulation Section 1.704-2(i)(2).

        "Partner Nonrecourse Deductions" means any and all items of loss, deduction or expenditure (including any expenditure described in Section 705(a)(2)(B) of the Code) that, in accordance with the principles of Treasury Regulation Section 1.704-2(i), are attributable to a Partner Nonrecourse Debt.

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

        "Partners" means the General Partner and the Limited Partners.

        "Partnership" means Global Partners LP, a Delaware limited partnership.

        "Partnership Group" means the Partnership and its Subsidiaries treated as a single consolidated entity.

        "Partnership Interest" means an interest in the Partnership, which shall include the General Partner Interest and Limited Partner Interests.

        "Partnership Minimum Gain" means that amount determined in accordance with the principles of Treasury Regulation Section 1.704-2(d).

        "Partnership Security" means any class or series of equity interest in the Partnership (but excluding any options, rights, warrants and appreciation rights relating to an equity interest in the Partnership), including Common Units, ~~Class B Units,~~ Subordinated Units, General Partner Units and Incentive Distribution Rights.

        "Percentage Interest" means as of any date of determination (a) as to the General Partner with respect to General Partner Units and as to any Unitholder or Assignee holding Units, the product obtained by multiplying (i) 100% less the percentage applicable to clause (b) by (ii) the quotient obtained by dividing (A) the number of Units held by such Unitholder or Assignee or the number of General Partner Units held by the General Partner, as the case may be, by (B) the total number of all Outstanding Units and all General Partner Units, and (b) as to the holders of other Partnership Securities issued by the Partnership in accordance with Section 5.6, the percentage established as a part of such issuance. The Percentage Interest with respect to an Incentive Distribution Right shall at all times be zero.

        "Person" means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association, government agency or political subdivision thereof or other entity.

        "Per Unit Capital Amount" means, as of any date of determination, the Capital Account, stated on a per Unit basis, underlying any Unit held by a Person other than the General Partner or any Affiliate of the General Partner who holds Units.

        ~~"Privately Placed Class B Units" means the Class B Units issued pursuant to the Unit Purchase Agreement.~~

        "Pro Rata" means (a) when used with respect to Units or any class thereof, apportioned equally among all designated Units in accordance with their relative Percentage Interests, (b) when used with respect to Partners and Assignees or Record Holders, apportioned among all Partners and Assignees or Record Holders in accordance with their relative Percentage Interests and (c) when used with respect to holders of Incentive Distribution Rights, apportioned equally among all holders of Incentive Distribution Rights in accordance with the relative number or percentage of Incentive Distribution Rights held by each such holder.

        "Purchase Date" means the date determined by the General Partner as the date for purchase of all Outstanding Limited Partner Interests of a certain class (other than Limited Partner Interests owned by the General Partner and its Affiliates) pursuant to Article XV.

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

        "Quarter" means, unless the context requires otherwise, a fiscal quarter of the Partnership, or, with respect to the first fiscal quarter of the Partnership after the Closing Date, the period commencing on the Closing Date and ending on December 31, 2005.

        "Recapture Income" means any gain recognized by the Partnership (computed without regard to any adjustment required by Section 734 or Section 743 of the Code) upon the disposition of any property or asset of the Partnership, which gain is characterized as ordinary income because it represents the recapture of deductions previously taken with respect to such property or asset.

        "Record Date" means the date established by the General Partner or otherwise in accordance with this Agreement for determining (a) the identity of the Record Holders entitled to notice of, or to vote at, any meeting of Limited Partners or entitled to vote by ballot or give approval of Partnership action in writing without a meeting or entitled to exercise rights in respect of any lawful action of Limited Partners or (b) the identity of Record Holders entitled to receive any report or distribution or to participate in any offer.

        "Record Holder" means the Person in whose name a Common Unit is registered on the books of the Transfer Agent as of the opening of business on a particular Business Day, or with respect to other Partnership Interests, the Person in whose name any such other Partnership Interest is registered on the books that the General Partner has caused to be kept as of the opening of business on such Business Day.

        "Redeemable Interests" means any Partnership Interests for which a redemption notice has been given, and has not been withdrawn, pursuant to Section 4.10.

        "Registration Statement" means the Registration Statement on Form S-1 as it has been or as it may be amended or supplemented from time to time, filed by the Partnership with the Commission under the Securities Act to register the offering and sale of the Common Units in the Initial Offering.

        "Remaining Net Positive Adjustments" means as of the end of any taxable period, (i) with respect to the Unitholders holding Common Units~~, Class B Units~~ or Subordinated Units, the excess of (a) the Net Positive Adjustments of the Unitholders holding Common ~~Units, Class B~~ Units or Subordinated Units as of the end of such period over (b) the sum of those Partners' Share of Additional Book Basis Derivative Items for each prior taxable period, (ii) with respect to the General Partner (as holder of the General Partner Units), the excess of (a) the Net Positive Adjustments of the General Partner as of the end of such period over (b) the sum of the General Partner's Share of Additional Book Basis Derivative Items with respect to the General Partner Units for each prior taxable period, and (iii) with respect to the holders of Incentive Distribution Rights, the excess of (a) the Net Positive Adjustments of the holders of Incentive Distribution Rights as of the end of such period over (b) the sum of the Share of Additional Book Basis Derivative Items of the holders of the Incentive Distribution Rights for each prior taxable period.

        "Required Allocations" means (a) any limitation imposed on any allocation of Net Losses or Net Termination Losses under Sections 6.1(b) or 6.1(c)(ii), and (b) any allocation of an item of income, gain, loss or deduction pursuant to Sections 6.1(d)(i), 6.1(d)(ii), 6.1(d)(iv), 6.1(d)(vii) or 6.1(d)(ix).

        "Residual Gain" or "Residual Loss" means any item of gain or loss, as the case may be, of the Partnership recognized for federal income tax purposes resulting from a sale, exchange or other disposition of a Contributed Property or Adjusted Property, to the extent such item of gain or loss is not allocated pursuant to Sections 6.2(b)(i)(A) or 6.2(b)(ii)(A), respectively, to eliminate Book-Tax Disparities.

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

        "Retained Converted Subordinated Unit" has the meaning assigned to such term in Section 5.5(c)(ii).

        "Second A/R Partnership Agreement" has the meaning assigned to such term in the Recitals.

        "Second Liquidation Target Amount" has the meaning assigned to such term in Section 6.1(c)(i)(E).

        "Second Target Distribution" means $0.5375 per Unit per Quarter (or, with respect to the period commencing on the Closing Date and ending on December 31, 2005, it means the product of $0.5375 multiplied by a fraction of which the numerator is equal to the number of days in such period and of which the denominator is 92), subject to adjustment in accordance with Sections 6.6 and 6.9.

        "Securities Act" means the Securities Act of 1933, as amended, supplemented or restated from time to time and any successor to such statute.

        "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, supplemented or restated from time to time and any successor to such statute.

        "Share of Additional Book Basis Derivative Items" means in connection with any allocation of Additional Book Basis Derivative Items for any taxable period, (i) with respect to the Unitholders holding Common ~~Units, Class B~~ Units or Subordinated Units, the amount that bears the same ratio to such Additional Book Basis Derivative Items as the Unitholders' Remaining Net Positive Adjustments as of the end of such period bears to the Aggregate Remaining Net Positive Adjustments as of that time, (ii) with respect to the General Partner (as holder of the General Partner Units), the amount that bears the same ratio to such Additional Book Basis Derivative Items as the General Partner's Remaining Net Positive Adjustments as of the end of such period bears to the Aggregate Remaining Net Positive Adjustment as of that time, and (iii) with respect to the Partners holding Incentive Distribution Rights, the amount that bears the same ratio to such Additional Book Basis Derivative Items as the Remaining Net Positive Adjustments of the Partners holding the Incentive Distribution Rights as of the end of such period bears to the Aggregate Remaining Net Positive Adjustments as of that time.

        "Special Approval" means approval by a majority of the members of the Conflicts Committee.

        "Subordinated Unit" means a Unit representing a fractional part of the Partnership Interests of all Limited Partners and Assignees and having the rights and obligations specified with respect to Subordinated Units in this Agreement. The term "Subordinated Unit" does not include a Common ~~Unit or a Class B~~ Unit. A Subordinated Unit that is convertible into a Common Unit shall not constitute a Common Unit until such conversion occurs.

        "Subordination Period" means the period commencing on the Closing Date and ending on the first to occur of the following dates:

        (a) the first day of any Quarter beginning after ~~September 30,~~December 31, 2010 in respect of which (i) (A) distributions of Available Cash from ~~Operating Surplus~~Distributable Cash Flow on each of the Outstanding Common Units and Subordinated Units and any other Outstanding Units that are senior or equal in right of distribution to the Subordinated Units and the General Partner Units with respect to each of the three consecutive, non-overlapping four-Quarter periods immediately preceding such date equaled or exceeded the sum of the Minimum Quarterly Distribution on ~~all~~each of the Outstanding Common Units and Subordinated Units and any other Outstanding Units that are senior or equal in right of distribution to the Subordinated Units and the General Partner Units during such periods and (B) the ~~Adjusted Operating Surplus for~~Distributable Cash Flow generated during each of

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

the three consecutive, non-overlapping four-Quarter periods immediately preceding such date equaled or exceeded the sum of the Minimum Quarterly ~~Distribution~~Distributions on ~~all~~each of the Outstanding Common Units, Subordinated Units and any other Units that are senior or equal in right of distribution to the Subordinated Units that were Outstanding during such periods on a Fully Diluted Basis, and the General Partner Units, with respect to each such period and (ii) there are no Cumulative Common Unit Arrearages; and

        (b) the date on which the General Partner is removed as general partner of the Partnership upon the requisite vote by holders of Outstanding Units under circumstances where Cause does not exist and Units held by the General Partner and its Affiliates are not voted in favor of such removal.

        "Subsidiary" means, with respect to any Person, (a) a corporation of which more than 50% of the voting power of shares entitled (without regard to the occurrence of any contingency) to vote in the election of directors or other governing body of such corporation is owned, directly or indirectly, at the date of determination, by such Person, by one or more Subsidiaries of such Person or a combination thereof, (b) a partnership (whether general or limited) in which such Person or a Subsidiary of such Person is, at the date of determination, a general or limited partner of such partnership, but only if more than 50% of the partnership interests of such partnership (considering all of the partnership interests of the partnership as a single class) is owned, directly or indirectly, at the date of determination, by such Person, by one or more Subsidiaries of such Person, or a combination thereof, or (c) any other Person (other than a corporation or a partnership) in which such Person, one or more Subsidiaries of such Person, or a combination thereof, directly or indirectly, at the date of determination, has (i) at least a majority ownership interest or (ii) the power to elect or direct the election of a majority of the directors or other governing body of such Person.

        "Substituted Limited Partner" means a Person who is admitted as a Limited Partner to the Partnership pursuant to Section 10.2 in place of and with all the rights of a Limited Partner and who is shown as a Limited Partner on the books and records of the Partnership.

        "Surviving Business Entity" has the meaning assigned to such term in Section 14.2(b).

        ~~"Third Liquidation Target Amount" has the meaning assigned to such term in Section 6.1(c)(i)(F).~~

        "Third Target Distribution" means $0.6625 per Unit per Quarter (or, with respect to the period commencing on the Closing Date and ending on December 31, 2005, it means the product of $0.6625 multiplied by a fraction of which the numerator is equal to the number of days in such period and of which the denominator is 92), subject to adjustment in accordance with Sections 6.6 and 6.9.

        "Trading Day" has the meaning assigned to such term in Section 15.1(a).

        "transfer" has the meaning assigned to such term in Section 4.4(a).

        "Transfer Agent" means such bank, trust company or other Person (including the General Partner or one of its Affiliates) as shall be appointed from time to time by the General Partner to act as registrar and transfer agent for the Common Units; provided, that if no Transfer Agent is specifically designated for any other Partnership Securities, the General Partner shall act in such capacity.

        "Transfer Application" means an application and agreement for transfer of Units in the form set forth on the back of a Certificate or in a form substantially to the same effect in a separate instrument.

        "Underwriter" means each Person named as an underwriter in Schedule I to the Underwriting Agreement who purchases Common Units pursuant thereto.

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

        "Underwriting Agreement" means that certain Underwriting Agreement dated as of September 28, 2005 among the Underwriters, the Partnership, the General Partner, the Operating Company and other parties thereto, providing for the purchase of Common Units by the Underwriters.

        "Unit" means a Partnership Security that is designated as a "Unit" and shall include Common Units~~, Class B Units~~ and Subordinated Units but shall not include (a) General Partner Units (or the General Partner Interest represented thereby) or (b) Incentive Distribution Rights.

        "Unitholders" means the holders of Units.

        "Unit Majority" means, during the Subordination Period, at least a majority of the Outstanding Common Units (excluding Common Units owned by the General Partner and its Affiliates) voting as a single class~~, at least a majority of the Outstanding Class B Units voting as a single class,~~ and at least a majority of the Outstanding Subordinated Units voting as a single class, and after the end of the Subordination Period, at least a majority of the Outstanding Common Units ~~and Class B Units, if any~~.

        ~~"Unit Purchase Agreement" means the Class B Unit Purchase Agreement, dated as of March 17, 2007, among the Partnership and the purchasers named therein, as amended by the First Amendment to Class B Unit Purchase Agreement, dated as of May 9, 2007.~~

        "Unpaid MQD" has the meaning assigned to such term in Section 6.1(c)(i)(B).

        "Unrealized Gain" attributable to any item of Partnership property means, as of any date of determination, the excess, if any, of (a) the fair market value of such property as of such date (as determined under Section 5.5(d)) over (b) the Carrying Value of such property as of such date (prior to any adjustment to be made pursuant to Section 5.5(d) as of such date).

        "Unrealized Loss" attributable to any item of Partnership property means, as of any date of determination, the excess, if any, of (a) the Carrying Value of such property as of such date (prior to any adjustment to be made pursuant to Section 5.5(d) as of such date) over (b) the fair market value of such property as of such date (as determined under Section 5.5(d)).

        "Unrecovered Initial Unit Price" means at any time, with respect to a Unit, the Initial Unit Price less the sum of all distributions constituting Capital Surplus theretofore made in respect of an Initial Common Unit and any distributions of cash (or the Net Agreed Value of any distributions in kind) in connection with the dissolution and liquidation of the Partnership theretofore made in respect of an Initial Common Unit, adjusted as the General Partner determines to be appropriate to give effect to any distribution, subdivision or combination of such Units.

        "U.S. GAAP" means United States generally accepted accounting principles consistently applied.

        "Withdrawal Opinion of Counsel" has the meaning assigned to such term in Section 11.1(b).

        ~~"Working Capital Borrowings" means borrowings used solely for working capital purposes or to pay distributions to Partners made pursuant to a credit facility or other arrangement to the extent such borrowings are required to be reduced to a relatively small amount each year (or for the year in which the Initial Offering is consummated, the 12-month period beginning on the Closing Date) for an economically meaningful period of time.~~

Section 1.2    Construction; Prior Distributions of Available Cash from "Operating Surplus".

        (a) Unless the context requires otherwise: (~~a~~i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (~~b~~ii) references to Articles and Sections refer to Articles

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

and Sections of this Agreement; (~~c~~iii) the terms "include", "includes", "including" and words of like import shall be deemed to be followed by the words "without limitation"; and (~~d~~iv) the terms "hereof", "herein" and "hereunder" refer to this Agreement as a whole and not to any particular provision of this Agreement. The table of contents and headings contained in this Agreement are for reference purposes only, and shall not affect in any way the meaning or interpretation of this Agreement.

        (b) All distributions of Available Cash from Operating Surplus pursuant to, and as defined in, the Second A/R Partnership Agreement or any prior version of this Agreement shall be deemed to have been distributions of Distributable Cash Flow for all purposes of this Agreement.

ARTICLE II
ORGANIZATION

Section 2.1    Formation.

        The General Partner and the Organizational Limited Partner have previously formed the Partnership as a limited partnership pursuant to the provisions of the Delaware Act ~~and hereby amend and restate the original Agreement of Limited Partnership of Global Partners LP in its entirety~~. This amendment and restatement shall become effective on the date of this Agreement. Except as expressly provided to the contrary in this Agreement, the rights, duties (including fiduciary duties), liabilities and obligations of the Partners and the administration, dissolution and termination of the Partnership shall be governed by the Delaware Act. All Partnership Interests shall constitute personal property of the owner thereof for all purposes.

Section 2.2    Name.

        The name of the Partnership shall be "Global Partners LP". The Partnership's business may be conducted under any other name or names as determined by the General Partner, including the name of the General Partner. The words "Limited Partnership," "L.P.," "Ltd." or similar words or letters shall be included in the Partnership's name where necessary for the purpose of complying with the laws of any jurisdiction that so requires. The General Partner may change the name of the Partnership at any time and from time to time and shall notify the Limited Partners of such change in the next regular communication to the Limited Partners.

Section 2.3    Registered Office; Registered Agent; Principal Office; Other Offices

        Unless and until changed by the General Partner, the registered office of the Partnership in the State of Delaware shall be located at 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808-1645, and the registered agent for service of process on the Partnership in the State of Delaware at such registered office shall be Corporation Service Company. The principal office of the Partnership shall be located at 800 South Street, Waltham, Massachusetts 02454 or such other place as the General Partner may from time to time designate by notice to the Limited Partners. The Partnership may maintain offices at such other place or places within or outside the State of Delaware as the General Partner shall determine necessary or appropriate. The address of the General Partner shall be 800 South Street, Waltham, Massachusetts 02454 or such other place as the General Partner may from time to time designate by notice to the Limited Partners.

Section 2.4    Purpose and Business.

        The purpose and nature of the business to be conducted by the Partnership shall be to engage directly in, or enter into or form, hold and dispose of any corporation, partnership, joint venture, limited liability company or other arrangement to engage indirectly in, any business activity that is

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

approved by the General Partner and that lawfully may be conducted by a limited partnership organized pursuant to the Delaware Act and, in connection therewith, to exercise all of the rights and powers conferred upon the Partnership pursuant to the agreements relating to such business activity, and do anything necessary or appropriate to the foregoing, including the making of capital contributions or loans to a Group Member; provided, however, that the General Partner shall not cause the Partnership to engage, directly or indirectly, in any business activity that the General Partner determines would cause the Partnership to be treated as an association taxable as a corporation or otherwise taxable as an entity for federal income tax purposes. To the fullest extent permitted by law, the General Partner shall have no duty or obligation to propose or approve, and may decline to propose or approve, the conduct by the Partnership of any business free of any fiduciary duty or obligation whatsoever to the Partnership, any Limited Partner or Assignee and, in declining to so propose or approve, shall not be required to act in good faith or pursuant to any other standard imposed by this Agreement, any Group Member Agreement, any other agreement contemplated hereby or under the Delaware Act or any other law, rule or regulation or at equity.

Section 2.5    Powers.

        The Partnership shall be empowered to do any and all acts and things necessary or appropriate for the furtherance and accomplishment of the purposes and business described in Section 2.4 and for the protection and benefit of the Partnership.

Section 2.6    Power of Attorney.

        (a) Each Limited Partner and each Assignee hereby constitutes and appoints the General Partner and, if a Liquidator shall have been selected pursuant to Section 12.3, the Liquidator (and any successor to the Liquidator by merger, transfer, assignment, election or otherwise) and each of their authorized officers and attorneys-in-fact, as the case may be, with full power of substitution, as his true and lawful agent and attorney-in-fact, with full power and authority in his name, place and stead, to:

          (i)    execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (A) all certificates, documents and other instruments (including this Agreement and the Certificate of Limited Partnership and all amendments or restatements hereof or thereof) that the General Partner or the Liquidator determines to be necessary or appropriate to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware and in all other jurisdictions in which the Partnership may conduct business or own property; (B) all certificates, documents and other instruments that the General Partner or the Liquidator determines to be necessary or appropriate to reflect, in accordance with its terms, any amendment, change, modification or restatement of this Agreement; (C) all certificates, documents and other instruments (including conveyances and a certificate of cancellation) that the General Partner or the Liquidator determines to be necessary or appropriate to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement; (D) all certificates, documents and other instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to, or other events described in, Articles IV, X, XI or XII; (E) all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges of any class or series of Partnership Securities issued pursuant to Section 5.6; and (F) all certificates, documents and other instruments (including agreements and a certificate of merger) relating to a merger, consolidation or conversion of the Partnership pursuant to Article XIV; and

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

          (ii)   execute, swear to, acknowledge, deliver, file and record all ballots, consents, approvals, waivers, certificates, documents and other instruments that the General Partner or the Liquidator determines to be necessary or appropriate to (A) make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action that is made or given by the Partners hereunder or is consistent with the terms of this Agreement or (B) effectuate the terms or intent of this Agreement; provided, that when required by Section 13.3 or any other provision of this Agreement that establishes a percentage of the Limited Partners or of the Limited Partners of any class or series required to take any action, the General Partner and the Liquidator may exercise the power of attorney made in this Section 2.6(a)(ii) only after the necessary vote, consent or approval of the Limited Partners or of the Limited Partners of such class or series, as applicable.

Nothing contained in this Section 2.6(a) shall be construed as authorizing the General Partner to amend this Agreement except in accordance with Article XIII or as may be otherwise expressly provided for in this Agreement.

        (b) The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, and it shall survive and, to the maximum extent permitted by law, not be affected by the subsequent death, incompetency, disability, incapacity, dissolution, bankruptcy or termination of any Limited Partner or Assignee and the transfer of all or any portion of such Limited Partner's or Assignee's Partnership Interest and shall extend to such Limited Partner's or Assignee's heirs, successors, assigns and personal representatives. Each such Limited Partner or Assignee hereby agrees to be bound by any representation made by the General Partner or the Liquidator acting in good faith pursuant to such power of attorney; and each such Limited Partner or Assignee, to the maximum extent permitted by law, hereby waives any and all defenses that may be available to contest, negate or disaffirm the action of the General Partner or the Liquidator taken in good faith under such power of attorney. Each Limited Partner or Assignee shall execute and deliver to the General Partner or the Liquidator, within 15 days after receipt of the request therefor, such further designation, powers of attorney and other instruments as the General Partner or the Liquidator may request in order to effectuate this Agreement and the purposes of the Partnership.

Section 2.7    Term.

        The term of the Partnership commenced upon the filing of the Certificate of Limited Partnership in accordance with the Delaware Act and shall continue in existence until the dissolution of the Partnership in accordance with the provisions of Article XII. The existence of the Partnership as a separate legal entity shall continue until the cancellation of the Certificate of Limited Partnership as provided in the Delaware Act.

Section 2.8    Title to Partnership Assets.

        Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner or Assignee, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner, one or more of its Affiliates or one or more nominees, as the General Partner may determine. The General Partner hereby declares and warrants that any Partnership assets for which record title is held in the name of the General Partner or one or more of its Affiliates or one or more nominees shall be held by the General Partner or such Affiliate or nominee for the use and benefit of the Partnership in accordance with the provisions of this Agreement; provided, however, that the General Partner shall use reasonable efforts to cause record title to such assets (other than those assets in respect of which the

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

General Partner determines that the expense and difficulty of conveyancing makes transfer of record title to the Partnership impracticable) to be vested in the Partnership as soon as reasonably practicable; provided, further, that, prior to the withdrawal or removal of the General Partner or as soon thereafter as practicable, the General Partner shall use reasonable efforts to effect the transfer of record title to the Partnership and, prior to any such transfer, will provide for the use of such assets in a manner satisfactory to the General Partner. All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which record title to such Partnership assets is held.

ARTICLE III
RIGHTS OF LIMITED PARTNERS

Section 3.1    Limitation of Liability.

        The Limited Partners and the Assignees shall have no liability under this Agreement except as expressly provided in this Agreement or the Delaware Act.

Section 3.2    Management of Business.

        No Limited Partner or Assignee, in its capacity as such, shall participate in the operation, management or control (within the meaning of the Delaware Act) of the Partnership's business, transact any business in the Partnership's name or have the power to sign documents for or otherwise bind the Partnership. Any action taken by any Affiliate of the General Partner or any officer, director, employee, manager, member, general partner, agent or trustee of the General Partner or any of its Affiliates, or any officer, director, employee, manager, member, general partner, agent or trustee of a Group Member, in its capacity as such, shall not be deemed to be participation in the control of the business of the Partnership by a limited partner of the Partnership (within the meaning of Section 17-303(a) of the Delaware Act) and shall not affect, impair or eliminate the limitations on the liability of the Limited Partners or Assignees under this Agreement.

Section 3.3    Outside Activities of the Limited Partners.

        Subject to the provisions of Section 7.5 and the Omnibus Agreement, which shall continue to be applicable to the Persons referred to therein, regardless of whether such Persons shall also be Limited Partners or Assignees, any Limited Partner or Assignee shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities in direct competition with the Partnership Group. Neither the Partnership nor any of the other Partners or Assignees shall have any rights by virtue of this Agreement in any business ventures of any Limited Partner or Assignee.

Section 3.4    Rights of Limited Partners.

        (a) In addition to other rights provided by this Agreement or by applicable law, and except as limited by Section 3.4(b), each Limited Partner shall have the right, for a purpose reasonably related to such Limited Partner's interest as a Limited Partner in the Partnership, upon reasonable written demand stating the purpose of such demand, and at such Limited Partner's own expense:

          (i)    to obtain true and full information regarding the status of the business and financial condition of the Partnership;

          (ii)   promptly after its becoming available, to obtain a copy of the Partnership's federal, state and local income tax returns for each year;

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

          (iii)  to obtain a current list of the name and last known business, residence or mailing address of each Partner;

          (iv)  to obtain a copy of this Agreement and the Certificate of Limited Partnership and all amendments thereto, together with copies of the executed copies of all powers of attorney pursuant to which this Agreement, the Certificate of Limited Partnership and all amendments thereto have been executed;

          (v)   to obtain true and full information regarding the amount of cash and a description and statement of the Net Agreed Value of any other Capital Contribution by each Partner and that each Partner has agreed to contribute in the future, and the date on which each became a Partner; and

          (vi)  to obtain such other information regarding the affairs of the Partnership as is just and reasonable.

        (b) The General Partner may keep confidential from the Limited Partners and Assignees, for such period of time as the General Partner deems reasonable, (i) any information that the General Partner reasonably believes to be in the nature of trade secrets or (ii) other information the disclosure of which the General Partner in good faith believes (A) is not in the best interests of the Partnership Group, (B) could damage the Partnership Group or its business or (C) that any Group Member is required by law or by agreement with any third party to keep confidential (other than agreements with Affiliates of the Partnership the primary purpose of which is to circumvent the obligations set forth in this Section 3.4).

ARTICLE IV
CERTIFICATES; RECORD HOLDERS; TRANSFER OF PARTNERSHIP INTERESTS;
REDEMPTION OF PARTNERSHIP INTERESTS

Section 4.1    Certificates.

        Upon the Partnership's issuance of Common Units or Subordinated Units to any Person, the Partnership shall issue, upon the request of such Person, one or more Certificates in the name of such Person evidencing the number of such Units being so issued. In addition, (a) upon the General Partner's request, the Partnership shall issue to it one or more Certificates in the name of the General Partner evidencing its General Partner Units and (b) upon the request of any Person owning Incentive Distribution Rights or any other Partnership Securities other than Common Units or Subordinated Units, the Partnership shall issue to such Person one or more certificates evidencing such Incentive Distribution Rights or other Partnership Securities other than Common Units or Subordinated Units. Certificates shall be executed on behalf of the Partnership by the Chairman of the Board, President or any Executive Vice President, Senior Vice President or Vice President and the Secretary or any Assistant Secretary of the General Partner. No Common Unit Certificate shall be valid for any purpose until it has been countersigned by the Transfer Agent; provided, however, that if the General Partner elects to issue Common Units in global form, the Common Unit Certificates shall be valid upon receipt of a certificate from the Transfer Agent certifying that the Common Units have been duly registered in accordance with the directions of the Partnership. Subject to the requirements of Section 6.7(b), the Partners holding Certificates evidencing Subordinated Units may exchange such Certificates for Certificates evidencing Common Units on or after the date on which such Subordinated Units are converted into Common Units pursuant to the terms of Section 5.7.

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

Section 4.2    Mutilated, Destroyed, Lost or Stolen Certificates.

        (a) If any mutilated Certificate is surrendered to the Transfer Agent, the appropriate officers of the General Partner on behalf of the Partnership shall execute, and the Transfer Agent shall countersign and deliver in exchange therefor, a new Certificate evidencing the same number and type of Partnership Securities as the Certificate so surrendered.

        (b) The appropriate officers of the General Partner on behalf of the Partnership shall execute and deliver, and the Transfer Agent shall countersign, a new Certificate in place of any Certificate previously issued if the Record Holder of the Certificate:

          (i)    makes proof by affidavit, in form and substance satisfactory to the General Partner, that a previously issued Certificate has been lost, destroyed or stolen;

          (ii)   requests the issuance of a new Certificate before the General Partner has notice that the Certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim;

          (iii)  if requested by the General Partner, delivers to the General Partner a bond, in form and substance satisfactory to the General Partner, with surety or sureties and with fixed or open penalty as the General Partner may direct to indemnify the Partnership, the Partners, the General Partner and the Transfer Agent against any claim that may be made on account of the alleged loss, destruction or theft of the Certificate; and

          (iv)  satisfies any other reasonable requirements imposed by the General Partner.

        If a Limited Partner or Assignee fails to notify the General Partner within a reasonable period of time after he has notice of the loss, destruction or theft of a Certificate, and a transfer of the Limited Partner Interests represented by the Certificate is registered before the Partnership, the General Partner or the Transfer Agent receives such notification, the Limited Partner or Assignee shall be precluded from making any claim against the Partnership, the General Partner or the Transfer Agent for such transfer or for a new Certificate.

        (c) As a condition to the issuance of any new Certificate under this Section 4.2, the General Partner may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Transfer Agent) reasonably connected therewith.

Section 4.3    Record Holders.

        The Partnership shall be entitled to recognize the Record Holder as the Partner or Assignee with respect to any Partnership Interest and, accordingly, shall not be bound to recognize any equitable or other claim to, or interest in, such Partnership Interest on the part of any other Person, regardless of whether the Partnership shall have actual or other notice thereof, except as otherwise provided by law or any applicable rule, regulation, guideline or requirement of any National Securities Exchange on which such Partnership Interests are listed or admitted to trading. Without limiting the foregoing, when a Person (such as a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing) is acting as nominee, agent or in some other representative capacity for another Person in acquiring and/or holding Partnership Interests, as between the Partnership on the one hand, and such other Persons on the other, such representative Person (a) shall be the Partner or Assignee (as the case may be) of record and beneficially, (b) must execute and deliver a Transfer Application and

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

(c) shall be bound by this Agreement and shall have the rights and obligations of a Partner or Assignee (as the case may be) hereunder and as, and to the extent, provided for herein.

Section 4.4    Transfer Generally.

        (a) The term "transfer," when used in this Agreement with respect to a Partnership Interest, shall be deemed to refer to a transaction (i) by which the General Partner assigns its General Partner Units to another Person or by which a holder of Incentive Distribution Rights assigns its Incentive Distribution Rights to another Person, and includes a sale, assignment, gift, pledge, encumbrance, hypothecation, mortgage, exchange or any other disposition by law or otherwise or (ii) by which the holder of a Limited Partner Interest (other than an Incentive Distribution Right) assigns such Limited Partner Interest to another Person who is or becomes a Limited Partner or an Assignee, and includes a sale, assignment, gift, exchange or any other disposition by law or otherwise, including any transfer upon foreclosure of any pledge, encumbrance, hypothecation or mortgage.

        (b) No Partnership Interest shall be transferred, in whole or in part, except in accordance with the terms and conditions set forth in this Article IV. Any transfer or purported transfer of a Partnership Interest not made in accordance with this Article IV shall be null and void.

        (c) Nothing contained in this Agreement shall be construed to prevent a disposition by any stockholder, member, partner or other owner of the General Partner of any or all of the shares of stock, membership interests, partnership interests or other ownership interests in the General Partner.

Section 4.5    Registration and Transfer of Limited Partner Interests.

        (a) The General Partner shall keep or cause to be kept on behalf of the Partnership a register in which, subject to such reasonable regulations as it may prescribe and subject to the provisions of Section 4.5(b), the Partnership will provide for the registration and transfer of Limited Partner Interests. The Transfer Agent is hereby appointed registrar and transfer agent for the purpose of registering Common Units and transfers of such Common Units as herein provided. The Partnership shall not recognize transfers of Certificates evidencing Limited Partner Interests unless such transfers are effected in the manner described in this Section 4.5. Upon surrender of a Certificate for registration of transfer of any Limited Partner Interests evidenced by a Certificate, and subject to the provisions of Section 4.5(b), the appropriate officers of the General Partner on behalf of the Partnership shall execute and deliver, and in the case of Common Units, the Transfer Agent shall countersign and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder's instructions, one or more new Certificates evidencing the same aggregate number and type of Limited Partner Interests as was evidenced by the Certificate so surrendered.

        (b) Except as otherwise provided in Section 4.9, the General Partner shall not recognize any transfer of Limited Partner Interests until the Certificates evidencing such Limited Partner Interests are surrendered for registration of transfer and such Certificates are accompanied by a Transfer Application duly executed by the transferee (or the transferee's attorney-in-fact duly authorized in writing). No charge shall be imposed by the General Partner for such transfer; provided, that as a condition to the issuance of any new Certificate under this Section 4.5, the General Partner may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed with respect thereto. No distributions or allocations will be made in respect of the Limited Partner Interests until a properly completed Transfer Application has been delivered.

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

        (c) Limited Partner Interests may be transferred only in the manner described in this Section 4.5. The transfer of any Limited Partner Interests and the admission of any new Limited Partner shall not constitute an amendment to this Agreement.

        (d) Until admitted as a Substituted Limited Partner pursuant to Section 10.2, the Record Holder of a Limited Partner Interest shall be an Assignee in respect of such Limited Partner Interest. Limited Partners may include custodians, nominees or any other individual or entity in its own or any representative capacity.

        (e) A transferee of a Limited Partner Interest who has completed and delivered a Transfer Application shall be deemed to have (i) requested admission as a Substituted Limited Partner, (ii) agreed to comply with and be bound by and to have executed this Agreement, (iii) represented and warranted that such transferee has the right, power and authority and, if an individual, the capacity to enter into this Agreement, (iv) granted the powers of attorney set forth in this Agreement and (v) given the consents and approvals and made the waivers contained in this Agreement.

        (f) The General Partner and its Affiliates shall have the right at any time to transfer their Subordinated Units and Common Units (whether issued upon conversion of the Subordinated Units or otherwise) to one or more Persons.

Section 4.6    Transfer of the General Partner's General Partner Interest.

        (a) Subject to Section 4.6(c) below, prior to September 30, 2015, the General Partner shall not transfer all or any part of its General Partner Interest (represented by General Partner Units) to a Person unless such transfer (i) has been approved by the prior written consent or vote of the holders of at least a majority of the Outstanding Common Units (excluding Common Units held by the General Partner and its Affiliates) or (ii) is of all, but not less than all, of its General Partner Interest to (A) an Affiliate of the General Partner (other than an individual) or (B) another Person (other than an individual) in connection with the merger or consolidation of the General Partner with or into such other Person or the transfer by the General Partner of all or substantially all of its assets to such other Person.

        (b) Subject to Section 4.6(c) below, on or after September 30, 2015, the General Partner may at its option transfer all or any of its General Partner Interest without Unitholder approval.

        (c) Notwithstanding anything herein to the contrary, no transfer by the General Partner of all or any part of its General Partner Interest to another Person shall be permitted unless (i) the transferee agrees to assume the rights and duties of the General Partner under this Agreement and to be bound by the provisions of this Agreement, (ii) the Partnership receives an Opinion of Counsel that such transfer would not result in the loss of limited liability under Delaware law of any Limited Partner or cause the Partnership to be treated as an association taxable as a corporation or otherwise to be taxed as an entity for federal income tax purposes (to the extent not already so treated or taxed) and (iii) such transferee also agrees to purchase all (or the appropriate portion thereof, if applicable) of the partnership or membership interest of the General Partner as the general partner or managing member, if any, of each other Group Member. In the case of a transfer pursuant to and in compliance with this Section 4.6, the transferee or successor (as the case may be) shall, subject to compliance with the terms of Section 10.3, be admitted to the Partnership as the General Partner immediately prior to the transfer of the General Partner Interest, and the business of the Partnership shall continue without dissolution.

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

Section 4.7    Transfer of Incentive Distribution Rights.

        Prior to September 30, 2015, a holder of Incentive Distribution Rights may transfer any or all of the Incentive Distribution Rights held by such holder without any consent of the Unitholders to (a) an Affiliate of such holder (other than an individual) or (b) another Person (other than an individual) in connection with (i) the merger or consolidation of such holder of Incentive Distribution Rights with or into such other Person, (ii) the transfer by such holder of all or substantially all of its assets to such other Person or (iii) the sale of all the ownership interests in such holder. Any other transfer of the Incentive Distribution Rights prior to September 30, 2015 shall require the prior approval of holders of at least a majority of the Outstanding Common Units (excluding Common Units held by the General Partner and its Affiliates). On or after September 30, 2015, the General Partner or any other holder of Incentive Distribution Rights may transfer any or all of its Incentive Distribution Rights without Unitholder approval. Notwithstanding anything herein to the contrary, no transfer of Incentive Distribution Rights to another Person shall be permitted unless the transferee agrees to be bound by the provisions of this Agreement. The General Partner and any transferee or transferees of the Incentive Distribution Rights may agree in a separate instrument as to the General Partner's exercise of its rights with respect to the Incentive Distribution Rights under Section 11.3 hereof.

Section 4.8    Restrictions on Transfers.

        (a) Except as provided in Section 4.8(d) below, but notwithstanding the other provisions of this Article IV, no transfer of any Partnership Interests shall be made if such transfer would (i) violate the then applicable federal or state securities laws or rules and regulations of the Commission, any state securities commission or any other governmental authority with jurisdiction over such transfer, (ii) terminate the existence or qualification of the Partnership under the laws of the jurisdiction of its formation, or (iii) cause the Partnership to be treated as an association taxable as a corporation or otherwise to be taxed as an entity for federal income tax purposes (to the extent not already so treated or taxed).

        (b) The General Partner may impose restrictions on the transfer of Partnership Interests if it receives an Opinion of Counsel that such restrictions are necessary to avoid a significant risk of the Partnership becoming taxable as a corporation or otherwise becoming taxable as an entity for federal income tax purposes. The General Partner may impose such restrictions by amending this Agreement; provided, however, that any amendment that would result in the delisting or suspension of trading of any class of Limited Partner Interests on the principal National Securities Exchange on which such class of Limited Partner Interests is then listed or admitted to trading must be approved, prior to such amendment being effected, by the holders of at least a majority of the Outstanding Limited Partner Interests of such class.

        (c) The transfer of a Subordinated Unit that has converted into a Common Unit shall be subject to the restrictions imposed by Section 6.7(b). ~~The transfer of a Class B Unit that has converted into a Common Unit shall be subject to the restrictions imposed by Section 6.10.~~

        (d) Nothing contained in this Article IV, or elsewhere in this Agreement, shall preclude the settlement of any transactions involving Partnership Interests entered into through the facilities of any National Securities Exchange on which such Partnership Interests are listed or admitted to trading.

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

        (e) Each certificate evidencing Partnership Interests shall bear a conspicuous legend in substantially the following form:

        THE HOLDER OF THIS SECURITY ACKNOWLEDGES FOR THE BENEFIT OF THE PARTNERSHIP THAT THIS SECURITY MAY NOT BE SOLD, OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IF SUCH TRANSFER WOULD (A) VIOLATE THE THEN APPLICABLE FEDERAL OR STATE SECURITIES LAWS OR RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER GOVERNMENTAL AUTHORITY WITH JURISDICTION OVER SUCH TRANSFER, (B) TERMINATE THE EXISTENCE OR QUALIFICATION OF THE PARTNERSHIP UNDER THE LAWS OF THE STATE OF DELAWARE, OR (C) CAUSE THE PARTNERSHIP TO BE TREATED AS AN ASSOCIATION TAXABLE AS A CORPORATION OR OTHERWISE TO BE TAXED AS AN ENTITY FOR FEDERAL INCOME TAX PURPOSES (TO THE EXTENT NOT ALREADY SO TREATED OR TAXED). GLOBAL GP LLC, THE GENERAL PARTNER OF THE PARTNERSHIP, MAY IMPOSE ADDITIONAL RESTRICTIONS ON THE TRANSFER OF THIS SECURITY IF IT RECEIVES AN OPINION OF COUNSEL THAT SUCH RESTRICTIONS ARE NECESSARY TO AVOID A SIGNIFICANT RISK OF THE PARTNERSHIP BECOMING TAXABLE AS A CORPORATION OR OTHERWISE BECOMING TAXABLE AS AN ENTITY FOR FEDERAL INCOME TAX PURPOSES. THE RESTRICTIONS SET FORTH ABOVE SHALL NOT PRECLUDE THE SETTLEMENT OF ANY TRANSACTIONS INVOLVING THIS SECURITY ENTERED INTO THROUGH THE FACILITIES OF ANY NATIONAL SECURITIES EXCHANGE ON WHICH THIS SECURITY IS LISTED OR ADMITTED TO TRADING.

Section 4.9    Citizenship Certificates; Non-citizen Assignees.

        (a) If any Group Member is or becomes subject to any federal, state or local law or regulation that the General Partner determines would create a substantial risk of cancellation or forfeiture of any property in which the Group Member has an interest based on the nationality, citizenship or other related status of a Limited Partner or Assignee, the General Partner may request any Limited Partner or Assignee to furnish to the General Partner, within 30 days after receipt of such request, an executed Citizenship Certification or such other information concerning his nationality, citizenship or other related status (or, if the Limited Partner or Assignee is a nominee holding for the account of another Person, the nationality, citizenship or other related status of such Person) as the General Partner may request. If a Limited Partner or Assignee fails to furnish to the General Partner within the aforementioned 30-day period such Citizenship Certification or other requested information or if upon receipt of such Citizenship Certification or other requested information the General Partner determines that a Limited Partner or Assignee is not an Eligible Citizen, the Limited Partner Interests owned by such Limited Partner or Assignee shall be subject to redemption in accordance with the provisions of Section 4.10. In addition, the General Partner may require that the status of any such Limited Partner or Assignee be changed to that of a Non-citizen Assignee and, thereupon, the General Partner shall be substituted for such Non-citizen Assignee as the Limited Partner in respect of the Non-citizen Assignee's Limited Partner Interests.

        (b) The General Partner shall, in exercising voting rights in respect of Limited Partner Interests held by it on behalf of Non-citizen Assignees, distribute the votes in the same ratios as the votes of

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

Partners (including the General Partner) in respect of Limited Partner Interests other than those of Non-citizen Assignees are cast, either for, against or abstaining as to the matter.

        (c) Upon dissolution of the Partnership, a Non-citizen Assignee shall have no right to receive a distribution in kind pursuant to Section 12.4 but shall be entitled to the cash equivalent thereof, and the Partnership shall provide cash in exchange for an assignment of the Non-citizen Assignee's share of any distribution in kind. Such payment and assignment shall be treated for Partnership purposes as a purchase by the Partnership from the Non-citizen Assignee of his Limited Partner Interest (representing his right to receive his share of such distribution in kind).

        (d) At any time after he can and does certify that he has become an Eligible Citizen, a Non-citizen Assignee may, upon application to the General Partner, request admission as a Substituted Limited Partner with respect to any Limited Partner Interests of such Non-citizen Assignee not redeemed pursuant to Section 4.10, and upon his admission pursuant to Section 10.2, the General Partner shall cease to be deemed to be the Limited Partner in respect of the Non-citizen Assignee's Limited Partner Interests.

Section 4.10    Redemption of Partnership Interests of Non-citizen Assignees.

        (a) If at any time a Limited Partner or Assignee fails to furnish a Citizenship Certification or other information requested within the 30-day period specified in Section 4.9(a), or if upon receipt of such Citizenship Certification or other information the General Partner determines, with the advice of counsel, that a Limited Partner or Assignee is not an Eligible Citizen, the Partnership may, unless the Limited Partner or Assignee establishes to the satisfaction of the General Partner that such Limited Partner or Assignee is an Eligible Citizen or has transferred his Partnership Interests to a Person who is an Eligible Citizen and who furnishes a Citizenship Certification to the General Partner prior to the date fixed for redemption as provided below, redeem the Limited Partner Interest of such Limited Partner or Assignee as follows:

          (i)    The General Partner shall, not later than the 30th day before the date fixed for redemption, give notice of redemption to the Limited Partner or Assignee, at his last address designated on the records of the Partnership or the Transfer Agent, by registered or certified mail, postage prepaid. The notice shall be deemed to have been given when so mailed. The notice shall specify the Redeemable Interests, the date fixed for redemption, the place of payment, that payment of the redemption price will be made upon surrender of the Certificate evidencing the Redeemable Interests and that on and after the date fixed for redemption no further allocations or distributions to which the Limited Partner or Assignee would otherwise be entitled in respect of the Redeemable Interests will accrue or be made.

          (ii)   The aggregate redemption price for Redeemable Interests shall be an amount equal to the Current Market Price (the date of determination of which shall be the date fixed for redemption) of Limited Partner Interests of the class to be so redeemed multiplied by the number of Limited Partner Interests of each such class included among the Redeemable Interests. The redemption price shall be paid, as determined by the General Partner, in cash or by delivery of a promissory note of the Partnership in the principal amount of the redemption price, bearing interest at the rate of 10% annually and payable in three equal annual installments of principal together with accrued interest, commencing one year after the redemption date.

          (iii)  Upon surrender by or on behalf of the Limited Partner or Assignee, at the place specified in the notice of redemption, of the Certificate evidencing the Redeemable Interests, duly endorsed

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

  in blank or accompanied by an assignment duly executed in blank, the Limited Partner or Assignee or his duly authorized representative shall be entitled to receive the payment therefor.

          (iv)  After the redemption date, Redeemable Interests shall no longer constitute issued and Outstanding Limited Partner Interests.

        (b) The provisions of this Section 4.10 shall also be applicable to Limited Partner Interests held by a Limited Partner or Assignee as nominee of a Person determined to be other than an Eligible Citizen.

        (c) Nothing in this Section 4.10 shall prevent the recipient of a notice of redemption from transferring his Limited Partner Interest before the redemption date if such transfer is otherwise permitted under this Agreement. Upon receipt of notice of such a transfer, the General Partner shall withdraw the notice of redemption, provided the transferee of such Limited Partner Interest certifies to the satisfaction of the General Partner in a Citizenship Certification delivered in connection with the Transfer Application that he is an Eligible Citizen. If the transferee fails to make such certification, such redemption shall be effected from the transferee on the original redemption date.

ARTICLE V
CAPITAL CONTRIBUTIONS AND ISSUANCE OF PARTNERSHIP INTERESTS

Section 5.1    Organizational Contributions.

        In connection with the formation of the Partnership under the Delaware Act, the General Partner made an initial Capital Contribution to the Partnership in the amount of $40.00, for a 2% General Partner Interest in the Partnership and ~~has been~~was admitted as the General Partner of the Partnership, and the Organizational Limited Partner made an initial Capital Contribution to the Partnership in the amount of $1,960.00 for a 98% Limited Partner Interest in the Partnership and ~~has been~~was admitted as a Limited Partner of the Partnership. As of the Closing Date, the interest of the Organizational Limited Partner ~~shall be~~was redeemed as provided in the Contribution Agreement; and the initial Capital Contribution of the Organizational Limited Partner ~~shall thereupon be~~was refunded. Ninety-eight percent of any interest or other profit that may have resulted from the investment or other use of such initial Capital Contributions ~~shall be~~was allocated and distributed to the Organizational Limited Partner, and the balance thereof ~~shall be~~was allocated and distributed to the General Partner.

Section 5.2    Contributions by the General Partner and its Affiliates.

        (a) On the Closing Date and pursuant to the Contribution Agreement: (i) the General Partner ~~shall contribute~~contributed to the Partnership, as a Capital Contribution, all of its ownership interests in Global Companies LLC in exchange for (A) the 2% General Partner Interest, subject to all of the rights, privileges and duties of the General Partner under this Agreement and (B) the Incentive Distribution Rights; (ii) Chelsea Terminal Limited Partnership ~~shall contribute~~contributed to the Partnership, as a Capital Contribution, all of its ownership interests in Chelsea Sandwich LLC in exchange for (A) 94,659 Common Units and (B) 719,409 Subordinated Units; (iii) Sandwich Terminal, L.L.C. ~~shall contribute~~contributed to the Partnership, as a Capital Contribution, all of its ownership interests in Chelsea Sandwich LLC in exchange for (A) 1,114 Common Units and (B) 8,464 Subordinated Units; (iv) Global Petroleum Corp. ~~shall contribute~~ contributed to the Partnership, as a Capital Contribution, all of its ownership interests in Global Companies LLC and Global Montello Group LLC in exchange for (A) 226,736 Common Units and (B) 1,723,196 Subordinated Units; (v) Montello Oil Corporation ~~shall contribute~~contributed to the Partnership, as a Capital Contribution, all of its ownership interests in Global Companies LLC and Global Montello Group LLC in exchange for (A) 308,552 Common Units and (B) 2,344,992 Subordinated Units; (vi) Larea Holdings LLC ~~shall~~

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

~~contribute~~contributed to the Partnership, as a Capital Contribution, all of its ownership interests in Global Companies LLC and Global Montello Group LLC in exchange for (A) 74,242 Common Units and (B) 564,242 Subordinated Units; and (vii) Larea Holdings II LLC ~~shall contribute~~contributed to the Partnership, as a Capital Contribution, all of its ownership interests in Global Companies LLC and Global Montello Group LLC in exchange for (A) 37,121 Common Units and (B) 282,121 Subordinated Units.

        (b) Upon the issuance of any additional Limited Partner Interests by the Partnership ~~(other than the Common Units issued in the Initial Offering, the Common Units issued pursuant to the Over-Allotment Option and the Common Units and Subordinated Units issued pursuant to Section 5.2(a))~~, the General Partner may, in exchange for a proportionate number of General Partner Units, make additional Capital Contributions in an amount equal to the product obtained by multiplying (i) the quotient determined by dividing (A) the General Partner's Percentage Interest by (B) 100 less the General Partner's Percentage Interest times (ii) the amount contributed to the Partnership by the Limited Partners in exchange for such additional Limited Partner Interests. Except as set forth in Article XII, the General Partner shall not be obligated to make any additional Capital Contributions to the Partnership.

Section 5.3    Contributions by Initial Limited Partners.

        ~~(a)~~ On the Closing Date and pursuant to the Underwriting Agreement, each Underwriter ~~shall contribute~~contributed to the Partnership cash in an amount equal to the Issue Price per Initial Common Unit, multiplied by the number of Common Units specified in the Underwriting Agreement to be purchased by such Underwriter at the Closing Date. In exchange for such Capital Contributions by the Underwriters, the Partnership ~~shall issue~~issued Common Units to each Underwriter on whose behalf such Capital Contribution is made in an amount equal to the quotient obtained by dividing (i) the cash contribution to the Partnership by or on behalf of such Underwriter by (ii) the Issue Price per Initial Common Unit.

        ~~(b) Upon the exercise of the Over-Allotment Option, each Underwriter shall contribute to the Partnership cash in an amount equal to the Issue Price per Initial Common Unit, multiplied by the number of Common Units to be purchased by such Underwriter at the Option Closing Date. In exchange for such Capital Contributions by the Underwriters, the Partnership shall issue Common Units to each Underwriter on whose behalf such Capital Contribution is made in an amount equal to the quotient obtained by dividing (i) the cash contributions to the Partnership by or on behalf of such Underwriter by (ii) the Issue Price per Initial Common Unit. Upon receipt by the Partnership of the Capital Contributions from the Underwriters as provided in this Section 5.3(b), the Partnership shall use such cash to redeem, on a Pro Rata basis, from Chelsea Terminal Limited Partnership, Sandwich Terminal, L.L.C., Global Petroleum Corp., Montello Oil Corporation, Larea Holdings LLC and Larea Holdings II LLC that number of Common Units held by Chelsea Terminal Limited Partnership, Sandwich Terminal, L.L.C., Global Petroleum Corp., Montello Oil Corporation, Larea Holdings LLC and Larea Holdings II LLC, respectively, equal to the number of Common Units issued to the Underwriters as provided in this Section 5.3(b).~~

        ~~(c) No Limited Partner Interests will be issued or issuable as of or at the Closing Date other than (i) the Common Units issuable pursuant to subparagraph (a) hereof in aggregate number equal to 4,900,000, (ii) the "Option Units" as such term is used in the Underwriting Agreement in an aggregate number up to 735,000 issuable upon exercise of the Over-Allotment Option pursuant to subparagraph (b) hereof, (iii) the 5,642,424 Subordinated Units issuable to pursuant to Section 5.2~~

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

~~hereof, (iv) the 735,000 Common Units issuable pursuant to Section 5.2 hereof, and (v) the Incentive Distribution Rights.~~

Section 5.4    Interest and Withdrawal.

        No interest shall be paid by the Partnership on Capital Contributions. No Partner or Assignee shall be entitled to the withdrawal or return of its Capital Contribution, except to the extent, if any, that distributions made pursuant to this Agreement or upon termination of the Partnership may be considered as such by law and then only to the extent provided for in this Agreement. Except to the extent expressly provided in this Agreement, no Partner or Assignee shall have priority over any other Partner or Assignee either as to the return of Capital Contributions or as to profits, losses or distributions. Any such return shall be a compromise to which all Partners and Assignees agree within the meaning of Section 17-502(b) of the Delaware Act.

Section 5.5    Capital Accounts.

        (a) The Partnership shall maintain for each Partner (or a beneficial owner of Partnership Interests held by a nominee in any case in which the nominee has furnished the identity of such owner to the Partnership in accordance with Section 6031(c) of the Code or any other method acceptable to the General Partner) owning a Partnership Interest a separate Capital Account with respect to such Partnership Interest in accordance with the rules of Treasury Regulation Section 1.704-1(b)(2)(iv). Such Capital Account shall be increased by (i) the amount of all Capital Contributions made to the Partnership with respect to such Partnership Interest and (ii) all items of Partnership income and gain (including income and gain exempt from tax) computed in accordance with Section 5.5(b) and allocated with respect to such Partnership Interest pursuant to Section 6.1, and decreased by (x) the amount of cash or Net Agreed Value of all actual and deemed distributions of cash or property made with respect to such Partnership Interest and (y) all items of Partnership deduction and loss computed in accordance with Section 5.5(b) and allocated with respect to such Partnership Interest pursuant to Section 6.1. ~~The initial Capital Account balance in respect of each Privately Placed Class B Unit shall be the Class B Unit Value, and the initial Capital Account balance of each holder of Class B Units in respect of all Class B Units held thereby shall be the product of the Class B Unit Value multiplied by the number of Class B Units held thereby. Immediately following the creation of a Capital Account balance in respect of each Class B Unit, each Unitholder acquiring a Class B Unit at original issuance shall be deemed to have received a cash distribution in respect of such Class B Units in an amount equal to the product of (x) the total number of Class B Units so acquired by such Unitholder, multiplied by (y) in the case of Privately Placed Class B Units, the difference between the Class B Unit Value and the Issue Price of a Privately Placed Class B Unit. The purpose of the two preceding sentences is to provide the initial purchasers of Class B Units with a net Capital Account in the Class B Units on the date of purchase equal to the Issue Price paid by those purchasers for the Class B Units.~~

        (b) For purposes of computing the amount of any item of income, gain, loss or deduction which is to be allocated pursuant to Article VI and is to be reflected in the Partners' Capital Accounts, the determination, recognition and classification of any such item shall be the same as its determination, recognition and classification for federal income tax purposes (including any method of depreciation, cost recovery or amortization used for that purpose), provided, that:

          (i)    Solely for purposes of this Section 5.5, the Partnership shall be treated as owning directly its proportionate share (as determined by the General Partner based upon the provisions of the

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

  applicable Group Member Agreement) of all property owned by any other Group Member that is classified as a partnership for federal income tax purposes.

          (ii)   All fees and other expenses incurred by the Partnership to promote the sale of (or to sell) a Partnership Interest that can neither be deducted nor amortized under Section 709 of the Code, if any, shall, for purposes of Capital Account maintenance, be treated as an item of deduction at the time such fees and other expenses are incurred and shall be allocated among the Partners pursuant to Section 6.1.

          (iii)  Except as otherwise provided in Treasury Regulation Section 1.704-1(b)(2)(iv)(m), the computation of all items of income, gain, loss and deduction shall be made without regard to any election under Section 754 of the Code which may be made by the Partnership and, as to those items described in Section 705(a)(1)(B) or 705(a)(2)(B) of the Code, without regard to the fact that such items are not includable in gross income or are neither currently deductible nor capitalized for federal income tax purposes. To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Section 734(b) or 743(b) of the Code is required, pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment in the Capital Accounts shall be treated as an item of gain or loss.

          (iv)  Any income, gain or loss attributable to the taxable disposition of any Partnership property shall be determined as if the adjusted basis of such property as of such date of disposition were equal in amount to the Partnership's Carrying Value with respect to such property as of such date.

          (v)   In accordance with the requirements of Section 704(b) of the Code, any deductions for depreciation, cost recovery or amortization attributable to any Contributed Property shall be determined as if the adjusted basis of such property on the date it was acquired by the Partnership were equal to the Agreed Value of such property. Upon an adjustment pursuant to Section 5.5(d) to the Carrying Value of any Partnership property subject to depreciation, cost recovery or amortization, any further deductions for such depreciation, cost recovery or amortization attributable to such property shall be determined (A) as if the adjusted basis of such property were equal to the Carrying Value of such property immediately following such adjustment and (B) using a rate of depreciation, cost recovery or amortization derived from the same method and useful life (or, if applicable, the remaining useful life) as is applied for federal income tax purposes; provided, however, that, if the asset has a zero adjusted basis for federal income tax purposes, depreciation, cost recovery or amortization deductions shall be determined using any method that the General Partner may adopt.

          (vi)  If the Partnership's adjusted basis in a depreciable or cost recovery property is reduced for federal income tax purposes pursuant to Section 48(q)(1) or 48(q)(3) of the Code, the amount of such reduction shall, solely for purposes hereof, be deemed to be an additional depreciation or cost recovery deduction in the year such property is placed in service and shall be allocated among the Partners pursuant to Section 6.1. Any restoration of such basis pursuant to Section 48(q)(2) of the Code shall, to the extent possible, be allocated in the same manner to the Partners to whom such deemed deduction was allocated.

          (c)   (i) A transferee of a Partnership Interest shall succeed to a pro rata portion of the Capital Account of the transferor relating to the Partnership Interest so transferred.

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

          (ii)   Subject to Section 6.7(c), immediately prior to the transfer of a Subordinated Unit or of a Subordinated Unit that has converted into a Common Unit pursuant to Section 5.7 by a holder thereof (other than a transfer to an Affiliate unless the General Partner elects to have this Section 5.5(c)(ii) apply), the Capital Account maintained for such Person with respect to its Subordinated Units or converted Subordinated Units will (A) first, be allocated to the Subordinated Units or converted Subordinated Units to be transferred in an amount equal to the product of (x) the number of such Subordinated Units or converted Subordinated Units to be transferred and (y) the Per Unit Capital Amount for a Common Unit, and (B) second, any remaining balance in such Capital Account will be retained by the transferor, regardless of whether it has retained any Subordinated Units or converted Subordinated Units ("Retained Converted Subordinated Units"). Following any such allocation, the transferor's Capital Account, if any, maintained with respect to the retained Subordinated Units or Retained Converted Subordinated Units, if any, will have a balance equal to the amount allocated under clause (B) hereinabove, and the transferee's Capital Account established with respect to the transferred Subordinated Units or converted Subordinated Units will have a balance equal to the amount allocated under clause (A) hereinabove.

          (d)   ~~(i)~~(i) In accordance with Treasury Regulation Section 1.704-1(b)(2)(iv)(f), on an issuance of additional Partnership Interests for cash or Contributed Property, the issuance of Partnership Interests as consideration for the provision of services or the conversion of the General Partner's Combined Interest to Common Units pursuant to Section 11.3(b), the Capital Accounts of all Partners and the Carrying Value of each Partnership property immediately prior to such issuance shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership property, as if such Unrealized Gain or Unrealized Loss had been recognized on an actual sale of each such property for an amount equal to its fair market value immediately prior to such issuance and had been allocated to the Partners at such time pursuant to Section 6.1(c) in the same manner as any item of gain or loss actually recognized following an event giving rise to the dissolution of the Partnership would have been allocated. In determining such Unrealized Gain or Unrealized Loss, the aggregate cash amount and fair market value of all Partnership assets (including cash or cash equivalents) immediately prior to the issuance of additional Partnership Interests shall be determined by the General Partner using such method of valuation as it may adopt; provided, however, that the General Partner, in arriving at such valuation, must take fully into account the fair market value of the Partnership Interests of all Partners at such time. The General Partner shall allocate such aggregate value among the assets of the Partnership (in such manner as it determines) to arrive at a fair market value for individual properties.

          (ii)   ~~(ii)~~ In accordance with Treasury Regulation Section 1.704-1(b)(2)(iv)(f), immediately prior to any actual or deemed distribution to a Partner of any Partnership property (other than a distribution of cash that is not in redemption or retirement of a Partnership Interest), the Capital Accounts of all Partners and the Carrying Value of all Partnership property shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership property, as if such Unrealized Gain or Unrealized Loss had been recognized on an actual sale of each such property immediately prior to such distribution for an amount equal to its fair market value, and had been allocated to the Partners, at such time, pursuant to Section 6.1(c) in the same manner as any item of gain or loss actually recognized following an event giving rise to the dissolution of the Partnership would have been allocated. In determining such Unrealized Gain or Unrealized Loss the aggregate cash amount and fair market value of all Partnership assets

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

  (including cash or cash equivalents) immediately prior to a distribution shall (A) in the case of an actual distribution that is not made pursuant to Section 12.4 or in the case of a deemed distribution, be determined and allocated in the same manner as that provided in Section 5.5(d)(i) or (B) in the case of a liquidating distribution pursuant to Section 12.4, be determined and allocated by the Liquidator using such method of valuation as it may adopt.

Section 5.6    Issuances of Additional Partnership Securities.

        (a) The Partnership may issue additional Partnership Securities and options, rights, warrants and appreciation rights relating to the Partnership Securities for any Partnership purpose at any time and from time to time to such Persons for such consideration and on such terms and conditions as the General Partner shall determine, all without the approval of any Limited Partners.

        (b) Each additional Partnership Security authorized to be issued by the Partnership pursuant to Section 5.6(a) may be issued in one or more classes, or one or more series of any such classes, with such designations, preferences, rights, powers and duties (which may be senior to existing classes and series of Partnership Securities), as shall be fixed by the General Partner, including (i) the right to share in Partnership profits and losses or items thereof; (ii) the right to share in Partnership distributions; (iii) the rights upon dissolution and liquidation of the Partnership; (iv) whether, and the terms and conditions upon which, the Partnership may or shall be required to redeem the Partnership Security (including sinking fund provisions); (v) whether such Partnership Security is issued with the privilege of conversion or exchange and, if so, the terms and conditions of such conversion or exchange; (vi) the terms and conditions upon which each Partnership Security will be issued, evidenced by certificates and assigned or transferred; (vii) the method for determining the Percentage Interest as to such Partnership Security; and (viii) the right, if any, of each such Partnership Security to vote on Partnership matters, including matters relating to the relative rights, preferences and privileges of such Partnership Security.

        (c) The General Partner shall take all actions that it determines to be necessary or appropriate in connection with (i) each issuance of Partnership Securities and options, rights, warrants and appreciation rights relating to Partnership Securities pursuant to this Section 5.6, (ii) the conversion of the General Partner Interest (represented by General Partner Units) or any Incentive Distribution Rights into Units pursuant to the terms of this Agreement, (iii) the admission of Additional Limited Partners and (iv) all additional issuances of Partnership Securities. The General Partner shall determine the relative rights, powers and duties of the holders of the Units or other Partnership Securities being so issued. The General Partner shall do all things necessary to comply with the Delaware Act and is authorized and directed to do all things that it determines to be necessary or appropriate in connection with any future issuance of Partnership Securities or in connection with the conversion of the General Partner Interest or any Incentive Distribution Rights into Units pursuant to the terms of this Agreement, including compliance with any statute, rule, regulation or guideline of any federal, state or other governmental agency or any National Securities Exchange on which the Units or other Partnership Securities are listed or admitted to trading.

Section 5.7    Conversion of Subordinated Units.

        ~~(a) A total of 25% of the Outstanding Subordinated Units will convert into Common Units on a one-for-one basis on the second Business Day following the distribution of Available Cash to Partners~~

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

~~pursuant to Section 6.3(a) in respect of any Quarter ending on or after September 30, 2008, in respect of which:~~

          ~~(i)    distributions of Available Cash from Operating Surplus under Section 6.4(a) on each of the Outstanding Common Units and Subordinated Units and any other Outstanding Units that are senior or equal in right of distribution to the Subordinated Units and the General Partner Units with respect to each of the three consecutive, non-overlapping four-Quarter periods immediately preceding such date equaled or exceeded the sum of the Minimum Quarterly Distribution on all of the Outstanding Common Units and Subordinated Units and any other Outstanding Units that are senior or equal in right of distribution to the Subordinated Units and the General Partner Units during such periods;~~

          ~~(ii)   the Adjusted Operating Surplus for each of the three consecutive, non-overlapping four-Quarter periods immediately preceding such date equaled or exceeded the sum of the Minimum Quarterly Distribution on all of the Common Units, Subordinated Units and any other Units that are senior or equal in right of distribution to the Subordinated Units that were Outstanding during such periods on a Fully Diluted Basis and the General Partner Units, with respect to such periods;~~

          ~~(iii)  there are no Cumulative Common Unit Arrearages; and~~

          ~~(iv)  there are no Cumulative Class B Unit Arrearages.~~

        ~~(b) An additional 25% of the Outstanding Subordinated Units will convert into Common Units on a one-for-one basis on the second Business Day following the distribution of Available Cash to Partners pursuant to Section 6.3(a) in respect of any Quarter ending on or after September 30, 2009, in respect of which:~~

          ~~(i)    distributions of Available Cash from Operating Surplus under Section 6.4(a) on each of the Outstanding Common Units and Subordinated Units and any other Outstanding Units that are senior or equal in right of distribution to the Subordinated Units and the General Partner Units with respect to each of the three consecutive, non-overlapping four-Quarter periods immediately preceding such date equaled or exceeded the sum of the Minimum Quarterly Distribution on all of the Outstanding Common Units and Subordinated Units and any other Outstanding Units that are senior or equal in right of distribution to the Subordinated Units and the General Partner Units during such periods;~~

          ~~(ii)   the Adjusted Operating Surplus for each of the three consecutive, non-overlapping four-Quarter periods immediately preceding such date equaled or exceeded the sum of the Minimum Quarterly Distribution on all of the Common Units, Subordinated Units and any other Units that are senior or equal in right of distribution to the Subordinated Units that were Outstanding during such periods on a Fully Diluted Basis and the General Partner Units, with respect to such periods;~~

          ~~(iii)  there are no Cumulative Common Unit Arrearages; and~~

          ~~(iv)  there are no Cumulative Class B Unit Arrearages;~~

~~provided, however, that the conversion of Subordinated Units pursuant to this Section 5.7(b) may not occur until at least one year following the end of the last four-Quarter period in respect of which conversion of Subordinated Units pursuant to Section 5.7(a) occurred.~~

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

        ~~(c) In the event that less than all of the Outstanding Subordinated Units shall convert into Common Units pursuant to Sections 5.7(a) or 5.7(b) at a time when there shall be more than one holder of Subordinated Units, then, unless all of the holders of Subordinated Units shall agree to a different allocation, the Subordinated Units that are to be converted into Common Units shall be allocated among the holders of Subordinated Units pro rata based on the number of Subordinated Units held by each such holder.~~

        (a) ~~(d) Any~~The Subordinated Units ~~that are not converted into Common Units pursuant to Sections 5.7(a) or 5.7(b)~~ shall convert into Common Units on a one-for-one basis on the second Business Day following the distribution of Available Cash to Partners pursuant to Section 6.3(a) in respect of the final Quarter of the Subordination Period.

        (b) ~~(e)~~ Notwithstanding any other provision of this Agreement, all the then Outstanding Subordinated Units will automatically convert into Common Units on a one-for-one basis as set forth in, and pursuant to the terms of, Section 11.4.

        (c) ~~(f)~~  A Subordinated Unit that has converted into a Common Unit shall be subject to the provisions of Section 6.7(b).

Section 5.8    Limited Preemptive Right.

        Except as provided in this Section 5.8 and in Section 5.2, no Person shall have any preemptive, preferential or other similar right with respect to the issuance of any Partnership Security, whether unissued, held in the treasury or hereafter created. The General Partner shall have the right, which it may from time to time assign in whole or in part to any of its Affiliates, to purchase Partnership Securities from the Partnership whenever, and on the same terms that, the Partnership issues Partnership Securities to Persons other than the General Partner and its Affiliates, to the extent necessary to maintain the Percentage Interests of the General Partner and its Affiliates equal to that which existed immediately prior to the issuance of such Partnership Securities.

Section 5.9    Splits and Combinations.

        (a) Subject to Sections 5.9(d), 6.6 and 6.9 (dealing with adjustments of distribution levels), the Partnership may make a Pro Rata distribution of Partnership Securities to all Record Holders or may effect a subdivision or combination of Partnership Securities so long as, after any such event, each Partner shall have the same Percentage Interest in the Partnership as before such event, and any amounts calculated on a per Unit basis (including any Common Unit Arrearage~~,~~ or Cumulative Common ~~Unit Arrearage, Class B Unit Arrearage or Cumulative Class B~~ Unit Arrearage) or stated as a number of Units ~~(including the number of Common Units into which Subordinated Units may convert prior to the end of the Subordination Period and the number of Common Units into which Class B Units may convert)~~ are proportionately adjusted.

        (b) Whenever such a distribution, subdivision or combination of Partnership Securities is declared, the General Partner shall select a Record Date as of which the distribution, subdivision or combination shall be effective and shall send notice thereof at least 20 days prior to such Record Date to each Record Holder as of a date not less than 10 days prior to the date of such notice. The General Partner also may cause a firm of independent public accountants selected by it to calculate the number of Partnership Securities to be held by each Record Holder after giving effect to such distribution, subdivision or combination. The General Partner shall be entitled to rely on any certificate provided by such firm as conclusive evidence of the accuracy of such calculation.

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

        (c) Promptly following any such distribution, subdivision or combination, the Partnership may issue Certificates to the Record Holders of Partnership Securities as of the applicable Record Date representing the new number of Partnership Securities held by such Record Holders, or the General Partner may adopt such other procedures that it determines to be necessary or appropriate to reflect such changes. If any such combination results in a smaller total number of Partnership Securities Outstanding, the Partnership shall require, as a condition to the delivery to a Record Holder of such new Certificate, the surrender of any Certificate held by such Record Holder immediately prior to such Record Date.

        (d) The Partnership shall not issue fractional Units upon any distribution, subdivision or combination of Units. If a distribution, subdivision or combination of Units would result in the issuance of fractional Units but for the provisions of this Section 5.9(d), each fractional Unit shall be rounded to the nearest whole Unit (and a 0.5 Unit shall be rounded to the next higher Unit).

Section 5.10    Fully Paid and Non-Assessable Nature of Limited Partner Interests.

        All Limited Partner Interests issued pursuant to, and in accordance with the requirements of, this Article V shall be fully paid and non-assessable Limited Partner Interests in the Partnership, except as such non-assessability may be affected by Section 17-607 of the Delaware Act.

~~Section 5.11 Establishment of Class B Units.~~

        ~~(a) General. The General Partner hereby designates and creates a class of Units to be designated as "Class B Units" and consisting of a total of 1,785,715 Class B Units, and fixes the designations, preferences and relative, participating, optional or other special rights, powers and duties of holders of the Class B Units as set forth in this Section 5.11.~~

        ~~(b) Rights of Class B Units. During the period commencing upon issuance of the Class B Units and ending on the Conversion Effective Date (or that later time specified in this Section 5.11(b)), unless amended pursuant to Section 5.11(g) hereof:~~

          ~~(i)    Allocations. Except as otherwise provided in this Agreement, all items of Partnership income, gain, loss, deduction and credit shall be allocated to the Class B Units to the same extent as such items would be so allocated if such Class B Units were Common Units that were then Outstanding.~~

          ~~(ii)   Distributions from Operating Surplus During Subordination Period. Notwithstanding anything to the contrary in Section 6.4(a), Unitholders holding Class B Units shall receive the same distribution per Unit pursuant to Section 6.4(a) as Unitholders holding Common Units receive pursuant to Section 6.4(a); provided, that:~~

            ~~(A)  Unitholders holding Class B Units shall not receive any distribution pursuant to Section 6.4(a)(i) or Section 6.4(a)(ii); and~~

            ~~(B)  following any distribution pursuant to Section 6.4(a)(ii) and prior to any distribution pursuant to Section 6.4(a)(iii), Available Cash shall be distributed as follows: first, (x)(1) to the General Partner in accordance with its Percentage Interest and (2) to the Unitholders holding Class B Units, Pro Rata, a percentage equal to 100% less the General Partner's Percentage Interest, until there has been distributed in respect of each Class B Unit then Outstanding an amount equal to the Minimum Quarterly Distribution for such Quarter and, second, (y)(1) to the General Partner in accordance with its Percentage Interest and (2) to the Unitholders holding Class B Units, Pro Rata, a percentage equal to 100% less the General~~

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

    ~~Partner's Percentage Interest, until there has been distributed in respect of each Class B Unit then Outstanding an amount equal to the Cumulative Class B Unit Arrearage existing with respect to such Quarter.~~

          ~~(iii)  Distributions from Operating Surplus After Subordination Period. Notwithstanding anything to the contrary in Section 6.4(b), Unitholders holding Class B Units shall receive the same distribution per Unit pursuant to Section 6.4(b) as other Unitholders receive pursuant to Section 6.4(b); provided, that:~~

            ~~(A)  Unitholders holding Class B Units shall not receive any distributions pursuant to Section 6.4(b)(i); and~~

            ~~(B)  following any distribution pursuant to Section 6.4(b)(i) (subject to Section 5.11(b)(iii)(A)) and prior to any distribution pursuant to Section 6.4(b)(ii), Available Cash shall be distributed 100% (x) to the General Partner in accordance with its Percentage Interest and (y) all Unitholders holding Class B Units, Pro Rata, a percentage equal to 100% less the General Partner's Percentage Interest, until there has been distributed in respect of each Class B Unit then Outstanding an amount equal to the Minimum Quarterly Distribution for such Quarter.~~

          ~~(iv)  Allocation of Net Termination Gain to Class B Unitholders. Notwithstanding anything to the contrary in Section 6.1(c)(i), Unitholders holding Class B Units shall be allocated Net Termination Gain in accordance with Section 6.1(c)(i); provided, that~~

            ~~(A)  Unitholders holding Class B Units shall not receive any allocation pursuant to Section 6.1(c)(i)(B) or Section 6.1(c)(i)(C); and~~

            ~~(B)  following any allocation made pursuant to Section 6.1(c)(i)(B) and prior to any allocation made pursuant to Section 6.1(c)(i)(C), any remaining Net Termination Gain shall be allocated (x) to the General Partner in accordance with its Percentage Interest and (y) all Unitholders holding Class B Units, Pro Rata, a percentage equal to 100% less the percentage applicable to subclause (x) of this clause (iv)(B), until the Capital Account in respect of each Class B Unit then Outstanding equals the sum of (1) its Unrecovered Initial Unit Price, determined for the taxable year (or portion thereof) to which this allocation of gain relates, and (2) the Minimum Quarterly Distribution for the Quarter during which the Liquidation Date occurs, reduced by any distribution pursuant to Section 5.11(b)(ii)(B)(x)(2) and Section 5.11(b)(iii)(B)(y) with respect to such Class B Unit for such Quarter, and (3) any then existing Cumulative Class B Unit Arrearage.~~

          ~~(v)   Allocation of Net Termination Loss to Class B Unitholders. Notwithstanding anything to the contrary in Section 6.1(c)(ii), with respect to allocations made in accordance with Section 6.1(c)(ii), Unitholders holding Class B Units shall be allocated Net Termination Loss in accordance with Section 6.1(c)(ii)(B) in the same manner as Unitholders holding Common Units.~~

          ~~(vi)  Elimination of Cumulative Class B Unit Arrearages Upon Conversion. If a Cumulative Class B Unit Arrearage exists on the Conversion Effective Date, Available Cash shall be distributed . to the General Partner in accordance with its Percentage Interest and . to the Unitholders holding Class B Units, Pro Rata, a percentage equal to 100% less the General Partner's Percentage Interest, until there has been distributed in respect of each Class B Unit then Outstanding an amount equal to the Cumulative Class B Unit Arrearage, if any, as of such date. This distribution shall not be deemed a distribution on a Common Unit, but the satisfaction of~~

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

  ~~prior entitlements of the holders of Class B Units as of the Conversion Effective Date. For the taxable year in which the distribution is made, if not previously allocated, each Person receiving such distribution shall be allocated items of gross income in an amount equal to such distribution as provided in Section 6.1(d)(iii)(A).~~

        ~~(c) Voting Rights. The Class B Units will have such voting rights pursuant to the Agreement as such Class B Units would have if they were Common Units that were then Outstanding except that, (i) with respect to the Conversion Approval, none of the Class B Units shall be deemed Outstanding as of the record date for such vote or be entitled to vote thereon, and (ii) other than with respect to the Conversion Approval, the Class B Units shall be entitled to vote as a separate class on any matter that adversely affects the rights or preferences of the Class B Units in relation to other classes of Partnership Interests in any material respect or as required by law. The approval of a majority of the Class B Units shall be required to approve any matter for which the holders of the Class B Units are entitled to vote as a separate class. Each Class B Unit will be entitled to the number of votes equal to the number of Common Units into which a Class B Unit is convertible at the time of the record date for the vote or written consent on the matter.~~

        ~~(d) Certificates. The Class B Units will be evidenced by certificates in such form as the General Partner may approve and, subject to the satisfaction of any applicable legal and regulatory requirements, may be assigned or transferred in a manner identical to the assignment and transfer of other Units. The certificates will initially include a restrictive legend to the effect that the Class B Units have not been registered under the Securities Act or any state securities laws.~~

        ~~(e) Registrar and Transfer Agent. The General Partner will act as registrar and transfer agent of the Class B Units.~~

        ~~(f) Conversion. Except as provided in Section 5.11(b)(i) and in this Section 5.11(f), the Class B Units are not convertible into Common Units. The Partnership shall, pursuant to the Unit Purchase Agreement, as promptly as practicable following the issuance of any Class B Units, but in any event not later than 270 days following such issuance, take such actions as may be necessary or appropriate to submit to a vote or consent of its Unitholders that hold Common Units the approval of a change in the terms of the Class B Units to provide that each Class B Unit shall automatically convert into one Common Unit (subject to appropriate adjustment in the event of any split-up, combination or similar event affecting the Common Units that occurs prior to the conversion of the Class B Units) effective immediately upon receipt of such approval from the Unitholders that hold Common Units (the "Conversion Approval") without any further action by the holders thereof. The vote or consent required for the Conversion Approval shall be a Unit Majority or such other requisite vote as may be required under the rules or staff interpretations of the National Securities Exchange on which the Common Units are listed or admitted for trading. Upon receipt of the Conversion Approval and compliance with Section 5.11(h), the terms of the Class B Units will be changed, automatically and without further action, so that each Class B Unit is converted into one Common Unit and immediately thereafter, none of the Class B Units shall be Outstanding. The date that the Conversion Approval is obtained is herein referred to as the "Conversion Approval Date."~~

        ~~(g) Automatic Provisions. If the Conversion Effective Date has not occurred within 270 days following the date of issuance of the Class B Units, then effective as of the next succeeding day (the~~

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

~~"Class B Distribution Increase Date") until the Conversion Effective Date, Section 5.11(b) will be deemed to be amended in its entirety, automatically and without further action, as follows:~~

          ~~"(b) Rights of Class B Units. Prior to the Conversion Effective Date (or the later date specified in this Section 5.11(b)):~~

            ~~(i)    Allocations. Except as otherwise provided in this Agreement, all items of Partnership income, gain, loss, deduction and credit shall be allocated to the Class B Units to the same extent as such items would be so allocated if such Class B Units were Common Units that were then Outstanding;~~

            ~~(ii)   Distributions from Operating Surplus During the Subordination Period. Notwithstanding anything to the contrary in Section 6.4(a), Unitholders holding Class B Units shall receive distributions per Unit pursuant to Section 6.4(a) equal to 115% of the distribution per Unit received by Unitholders holding Common Units pursuant to Section 6.4(a); provided, that:~~

              ~~(A)  Unitholders holding Class B Units shall not receive any distribution pursuant to Section 6.4(a)(i) or Section 6.4(a)(ii); and~~

              ~~(B)  following any distribution pursuant to Section 6.4(a)(ii) and prior to any distribution pursuant to Section 6.4(a)(iii), Available Cash shall be distributed, first, (x)(1) to the General Partner in accordance with its Percentage Interest and (2) to the Unitholders holding Class B Units, Pro Rata, a percentage equal to 100% less the General Partner's Percentage Interest, until there has been distributed in respect of each Class B Unit then Outstanding an amount equal to 115% of the Minimum Quarterly Distribution for such Quarter (provided, further, that the portion of such distribution attributable to the additional 15% above the Minimum Quarterly Distribution shall be pro rated in the Quarter in which the Class B Distribution Increase Date occurs) and, second, (y)(1) to the General Partner in accordance with its Percentage Interest and (2) to the Unitholders holding Class B Units, Pro Rata, a percentage equal to 100% less the General Partner's Percentage Interest, until there has been distributed in respect of each Class B Unit then Outstanding an amount equal to the Cumulative Class B Unit Arrearage, if any, existing with respect to such Quarter; and~~

            ~~(iii)  Distributions from Operating Surplus After the Subordination Period. Notwithstanding anything to the contrary in Section 6.4(b), Unitholders holding Class B Units shall receive distributions per Unit pursuant to Section 6.4(b) equal to 115% of the distribution per Unit received by other Unitholders pursuant to Section 6.4(b); provided, that:~~

              ~~(A)  Unitholders holding Class B Units shall not receive any distributions pursuant to Section 6.4(b)(i); and~~

              ~~(B)  following any distribution pursuant to Section 6.4(b)(i) (subject to Section 5.11(b)(iii)(A)) and prior to any distribution pursuant to Section 6.4(b)(ii), Available Cash shall be distributed 100% (x) to the General Partner in accordance with its Percentage Interest and (y) all Unitholders holding Class B Units, Pro Rata, a percentage equal to 100% less the General Partner's Percentage Interest until there has been distributed in respect of each Class B Unit then Outstanding an amount equal to 115% of the Minimum Quarterly Distribution for such Quarter.~~

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

            ~~(iv)  Allocation of Net Termination Gain to Class B Unitholders. Notwithstanding anything to the contrary in Section 6.1(c)(i), Unitholders holding Class B Units shall be allocated Net Termination Gain in accordance with Section 6.1(c)(i); provided, that:~~

              ~~(A)  Unitholders holding Class B Units shall not receive any allocations pursuant to Section 6.1(c)(i)(B) or Section 6.1(c)(i)(C);~~

              ~~(B)  following any allocation made pursuant to Section 6.1(c)(i)(B) and prior to any allocation made pursuant to Section 6.1(c)(i)(C), any remaining Net Termination Gain shall be allocated (x) to the General Partner in accordance with its Percentage Interest and (y) to all Unitholders holding Class B Units, Pro Rata, a percentage equal to 100% less the percentage applicable to subclause (x) of this clause (iv)(B), until the Capital Account in respect of each Class B Unit then Outstanding is equal to the sum of (1) its Unrecovered Initial Unit Price, determined for the taxable year (or portion thereof) to which this allocation of gain relates, and (2) 115% of the Minimum Quarterly Distribution for the Quarter during which the Liquidation Date occurs, reduced by any distribution pursuant to Section 5.11(b)(ii)(B)(x)(2) and Section 5.11(b)(iii)(B)(y) with respect to such Class B Unit for such Quarter, and (3) any then existing Cumulative Class B Unit Arrearage; and~~

              ~~(C)  the amount allocated to Unitholders holding Class B Units pursuant to Section 6.1(c)(1)(D), Section 6.1(c)(1)(E), Section 6.1(c)(1)(F) and Section 6.1(c)(1)(G) shall be the amount required to make the Per Unit Capital Amount of each Class B Unit equal to 115% of the Per Unit Capital Amount of a Common Unit.~~

            ~~(v)   Allocation of Net Termination Loss to Class B Unitholders. Notwithstanding anything to the contrary in Section 6.1(c)(ii), with respect to allocations made in accordance with Section 6.1(c)(ii), Unitholders holding Class B Units shall be allocated Net Termination Loss in accordance with Section 6.1(c)(ii)(B) in the same manner as Unitholders holding Common Units.~~

            ~~(vi)  Elimination of Cumulative Class B Unit Arrearages Upon Conversion; Excess Payments. If the Conversion Effective Date occurs after the Class B Distribution Increase Date, on the Conversion Effective Date (or the later date specified in Section 5.11(b)(vi)(B) below):~~

              ~~(A)  if a Cumulative Class B Unit Arrearage exists on the Conversion Effective Date, Available Cash shall be distributed (1) to the General Partner in accordance with its Percentage Interest and (2) to the Unitholders holding Class B Units, Pro Rata, a percentage equal to 100% less the General Partner's Percentage Interest, until there has been distributed in respect of each Class B Unit then Outstanding an amount equal to the Cumulative Class B Unit Arrearage, if any, as of the Conversion Effective Date. This distribution shall not be deemed a distribution on a Common Unit, but the satisfaction of prior entitlements of the holders of Class B Units as of the Conversion Effective Date. For the taxable year in which such distribution is made, if not previously allocated, each Person receiving such cash distribution shall be allocated items of gross income in an amount equal to such distribution as provided in Section 6.1(d)(iii)(A); and~~

              ~~(B)  for the Quarter in which such conversion occurs, concurrently with the distribution of Available Cash in respect of such Quarter in accordance with Section 6.4 hereof (subject to Section 5.11), a distribution shall be paid to each holder of record of Class B Units as of the Conversion Effective Date, with the amount of such distribution~~

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

      ~~for each such Class B Unit to be equal to the product of (a) 15% of the amount to be distributed in respect of such Quarter to each Common Unit times (b) a fraction, of which (I) the numerator is the number of days in such Quarter up to but excluding the Conversion Effective Date and (II) the denominator is the total number of days in such Quarter (such amount, the "Excess Payment"). For the taxable year in which an Excess Payment is made, if not previously allocated, each holder of a Class B Unit shall be allocated items of gross income in an amount equal to the Excess Payment distributed to it as provided in Section 6.1(d)(iii)(A). For the avoidance of doubt, each Common Unit issued upon conversion of a Class B Unit shall be entitled to receive the full distribution payable to the holder of a Common Unit concurrently with the distribution of such Excess Payment.~~

        ~~(h) Surrender of Certificates. Upon receipt of the Conversion Approval in accordance with Section 5.11(f) or a change in rules of the National Securities Exchange as described in Section 5.11(i), the General Partner shall give the holders of the Class B Units prompt notice of such Conversion Approval or change in rules and, subject to the requirements of Section 6.10, each holder of Class B Units shall promptly surrender the Class B Unit Certificates therefor, duly endorsed, at the office of the General Partner or of any transfer agent for the Class B Units. In the case of any such conversion, the Partnership shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Class B Units one or more Common Unit Certificates, registered in the name of such holder, for the number of Common Units to which such holder shall be entitled. Such conversion shall be deemed to have been made as of the Conversion Approval Date or, in the case of Section 5.11(i), the date of the effectiveness of such rule change (the "Conversion Effective Date"), and the Person entitled to receive the Common Units issuable upon such conversion shall be treated for all purposes as the record holder of such Common Units as of such date.~~

        ~~(i) Change in Rules of National Securities Exchange. If at any time (i) the rules of the National Securities Exchange on which the Common Units are listed or admitted to trading or the staff interpretations of such rules are changed or (ii) facts or circumstances arise so that no vote or consent of Unitholders is required as a condition to the listing or admission to trading of the Common Units that would be issued upon any conversion of any Class B Units into Common Units as provided in Section 5.11(f), the terms of such Class B Units will be changed so that each Class B Unit is converted (without further action or any vote of any Unitholders other than compliance with Section 5.11(h)) into one Common Unit and immediately thereafter, none of the Class B Units shall be Outstanding.~~

ARTICLE VI
ALLOCATIONS AND DISTRIBUTIONS

Section 6.1    Allocations for Capital Account Purposes.

        For purposes of maintaining the Capital Accounts and in determining the rights of the Partners among themselves, the Partnership's items of income, gain, loss and deduction (computed in

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

accordance with Section 5.5(b)) shall be allocated among the Partners in each taxable year (or portion thereof) as provided herein below.

        (a) Net Income. After giving effect to the special allocations set forth in Section 6.1(d), Net Income for each taxable year and all items of income, gain, loss and deduction taken into account in computing Net Income for such taxable year shall be allocated as follows:

          (i)    First, 100% to the General Partner, in an amount equal to the aggregate Net Losses allocated to the General Partner pursuant to Section 6.1(b)(iii) for all previous taxable years until the aggregate Net Income allocated to the General Partner pursuant to this Section 6.1(a)(i) for the current taxable year and all previous taxable years is equal to the aggregate Net Losses allocated to the General Partner pursuant to Section 6.1(b)(iii) for all previous taxable years;

          (ii)   Second, 100% to the General Partner and the Unitholders, in accordance with their respective Percentage Interests, until the aggregate Net Income allocated to such Partners pursuant to this Section 6.1(a)(ii) for the current taxable year and all previous taxable years is equal to the aggregate Net Losses allocated to such Partners pursuant to Section 6.1(b)(ii) for all previous taxable years; and

          (iii)  Third, the balance, if any, 100% to the General Partner and to the Unitholders, in accordance with their respective Percentage Interests.

        (b) Net Losses. After giving effect to the special allocations set forth in Section 6.1(d), Net Losses for each taxable period and all items of income, gain, loss and deduction taken into account in computing Net Losses for such taxable period shall be allocated as follows:

          (i)    First, 100% to the General Partner and the Unitholders, in accordance with their respective Percentage Interests, until the aggregate Net Losses allocated pursuant to this Section 6.1(b)(i) for the current taxable year and all previous taxable years is equal to the aggregate Net Income allocated to such Partners pursuant to Section 6.1(a)(iii) for all previous taxable years, provided that the Net Losses shall not be allocated pursuant to this Section 6.1(b)(i) to the extent that such allocation would cause any Unitholder to have a deficit balance in its Adjusted Capital Account at the end of such taxable year (or increase any existing deficit balance in its Adjusted Capital Account);

          (ii)   Second, 100% to the General Partner and the Unitholders, in accordance with their respective Percentage Interests; provided, that Net Losses shall not be allocated pursuant to this Section 6.1(b)(ii) to the extent that such allocation would cause any Unitholder to have a deficit balance in its Adjusted Capital Account at the end of such taxable year (or increase any existing deficit balance in its Adjusted Capital Account); and

          (iii)  Third, the balance, if any, 100% to the General Partner.

        (c) Net Termination Gains and Losses. After giving effect to the special allocations set forth in Section 6.1(d), all items of income, gain, loss and deduction taken into account in computing Net Termination Gain or Net Termination Loss for such taxable period shall be allocated in the same manner as such Net Termination Gain or Net Termination Loss is allocated hereunder. All allocations under this Section 6.1(c) shall be made after Capital Account balances have been adjusted by all other allocations provided under this Section 6.1 and after all distributions of Available Cash provided under Sections 6.4 and 6.5 have been made; provided, however, that solely for purposes of this Section 6.1(c), Capital Accounts shall not be adjusted for distributions made pursuant to Section 12.4.

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

          (i)    If a Net Termination Gain is recognized (or deemed recognized pursuant to Section 5.5(d)), such Net Termination Gain shall be allocated among the Partners in the following manner (and the Capital Accounts of the Partners shall be increased by the amount so allocated in each of the following subclauses, in the order listed, before an allocation is made pursuant to the next succeeding subclause):

            (A)  First, to each Partner having a deficit balance in its Capital Account, in the proportion that such deficit balance bears to the total deficit balances in the Capital Accounts of all Partners, until each such Partner has been allocated Net Termination Gain equal to any such deficit balance in its Capital Account;

            (B)  Second, (x) to the General Partner in accordance with its Percentage Interest and (y) to all Unitholders holding Common Units, their Pro Rata share of a percentage equal to 100% less the General Partner's Percentage Interest, until the Capital Account in respect of each Common Unit then Outstanding is equal to the sum of (1) its Unrecovered Initial Unit Price, (2) the Minimum Quarterly Distribution for the Quarter during which the Liquidation Date occurs, reduced by any distribution pursuant to Sections 6.4(a)(i) or 6.4(b)(i) with respect to such Common Unit for such Quarter (the amount determined pursuant to this clause (2) is hereinafter ~~defined~~referred to as the "Unpaid MQD") and (3) any then existing Cumulative Common Unit Arrearage;

            (C)  Third, if such Net Termination Gain is recognized (or is deemed to be recognized) prior to the conversion of the last Outstanding Subordinated Unit, (x) to the General Partner in accordance with its Percentage Interest and (y) all Unitholders holding Subordinated Units, their Pro Rata share of a percentage equal to 100% less the General Partner's Percentage Interest, until the Capital Account in respect of each Subordinated Unit then Outstanding equals the sum of (1) its Unrecovered Initial Unit Price, determined for the taxable year (or portion thereof) to which this allocation of gain relates, and (2) the Minimum Quarterly Distribution for the Quarter during which the Liquidation Date occurs, reduced by any distribution pursuant to Section 6.4(a)(iii) with respect to such Subordinated Unit for such Quarter;

            (D)  Fourth, 100% to the General Partner and all Unitholders in accordance with their respective Percentage Interests, until the Capital Account in respect of each Common Unit then Outstanding is equal to the sum of (1) its Unrecovered Initial Unit Price, (2) the Unpaid MQD, (3) any then existing Cumulative Common Unit Arrearage, and (4) the excess of (aa) the First Target Distribution less the Minimum Quarterly Distribution for each Quarter of the Partnership's existence (where the Minimum Quarterly Distribution is, unless otherwise required by the definition of "Minimum Quarterly Distribution" or the other provisions of this Agreement, including Sections 6.6 and 6.9, either $0.4125 or $0.4625 for the applicable Quarter) over (bb) the cumulative per Unit amount of any distributions of Available Cash that is deemed to be ~~Operating Surplus~~Distributable Cash Flow made pursuant to Sections 6.4(a)(iv) and 6.4(b)(ii) (including distributions pursuant to such sections under the Second A/R Partnership Agreement or any prior version of this Agreement) (the sum of (1), (2), (3) and (4) is hereinafter ~~defined~~referred to as the "First Liquidation Target Amount");

            (E)  Fifth, (x) to the General Partner in accordance with its Percentage Interest, (y) 13% to the holders of the Incentive Distribution Rights, Pro Rata, and (z) to all Unitholders, their Pro Rata share of a percentage equal to 100% less the sum of the percentages applicable to subclause (x) and (y) of this clause (E), until the Capital Account in respect of each Common

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

    Unit then Outstanding is equal to the sum of (1) the First Liquidation Target Amount, and (2) the excess of (aa) the Second Target Distribution less the First Target Distribution for each Quarter of the Partnership's existence over (bb) the cumulative per Unit amount of any distributions of Available Cash that is deemed to be ~~Operating Surplus~~Distributable Cash Flow made pursuant to Sections 6.4(a)(v) and 6.4(b)(iii) (the sum of (1) and (2) is hereinafter ~~defined~~referred to as the "Second Liquidation Target Amount");

            (F)  Sixth, (x) to the General Partner in accordance with its Percentage Interest, (y) 23% to the holders of the Incentive Distribution Rights, Pro Rata, and (z) to all Unitholders, their Pro Rata share of a percentage equal to 100% less the sum of the percentages applicable to subclause (x) and (y) of this clause (F), until the Capital Account in respect of each Common Unit then Outstanding is equal to the sum of (1) the Second Liquidation Target Amount, and (2) the excess of (aa) the Third Target Distribution less the Second Target Distribution for each Quarter of the Partnership's existence over (bb) the cumulative per Unit amount of any distributions of Available Cash that is deemed to be ~~Operating Surplus~~Distributable Cash Flow made pursuant to Sections 6.4(a)(vi) and 6.4(b)(iv) ~~(the sum of (1) and (2) is hereinafter defined as the "Third Liquidation Target Amount")~~; and

            (G)  Finally, (x) to the General Partner in accordance with its Percentage Interest, (y) 48% to the holders of the Incentive Distribution Rights, Pro Rata, and (z) to all Unitholders, their Pro Rata share of a percentage equal to 100% less the sum of the percentages applicable to subclause (x) and (y) of this clause (G).

          (ii)   If a Net Termination Loss is recognized (or deemed recognized pursuant to Section 5.5(d)), such Net Termination Loss shall be allocated among the Partners in the following manner:

            (A)  First, if such Net Termination Loss is recognized (or is deemed to be recognized) prior to the conversion of the last Outstanding Subordinated Unit, (x) to the General Partner in accordance with its Percentage Interest and (y) to all Unitholders holding Subordinated Units, their Pro Rata share of a percentage equal to 100% less the General Partner's Percentage Interest, until the Capital Account in respect of each Subordinated Unit then Outstanding has been reduced to zero;

            (B)  Second, (x) to the General Partner in accordance with its Percentage Interest and (y) to all Unitholders holding Common Units, their Pro Rata share of a percentage equal to 100% less the General Partner's Percentage Interest, until the Capital Account in respect of each Common Unit then Outstanding has been reduced to zero; and

            (C)  Third, the balance, if any, 100% to the General Partner.

        (d)    Special Allocations.    Notwithstanding any other provision of this Section 6.1, the following special allocations shall be made for such taxable period:

          (i)    Partnership Minimum Gain Chargeback.    Notwithstanding any other provision of this Section 6.1, if there is a net decrease in Partnership Minimum Gain during any Partnership taxable period, each Partner shall be allocated items of Partnership income and gain for such period (and, if necessary, subsequent periods) in the manner and amounts provided in Treasury Regulation Sections 1.704-2(f)(6), 1.704-2(g)(2) and 1.704-2(j)(2)(i), or any successor provision. For purposes of this Section 6.1(d), each Partner's Adjusted Capital Account balance shall be determined, and the allocation of income or gain required hereunder shall be effected, prior to the application of

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

  any other allocations pursuant to this Section 6.1(d) with respect to such taxable period (other than an allocation pursuant to Sections 6.1(d)(vi) and 6.1(d)(vii)). This Section 6.1(d)(i) is intended to comply with the Partnership Minimum Gain chargeback requirement in Treasury Regulation Section 1.704-2(f) and shall be interpreted consistently therewith.

          (ii)   Chargeback of Partner Nonrecourse Debt Minimum Gain.    Notwithstanding the other provisions of this Section 6.1 (other than Section 6.1(d)(i)), except as provided in Treasury Regulation Section 1.704-2(i)(4), if there is a net decrease in Partner Nonrecourse Debt Minimum Gain during any Partnership taxable period, any Partner with a share of Partner Nonrecourse Debt Minimum Gain at the beginning of such taxable period shall be allocated items of Partnership income and gain for such period (and, if necessary, subsequent periods) in the manner and amounts provided in Treasury Regulation Sections 1.704-2(i)(4) and 1.704-2(j)(2)(ii), or any successor provisions. For purposes of this Section 6.1(d), each Partner's Adjusted Capital Account balance shall be determined, and the allocation of income or gain required hereunder shall be effected, prior to the application of any other allocations pursuant to this Section 6.1(d), other than Section 6.1(d)(i) and other than an allocation pursuant to Sections 6.1(d)(vi) and 6.1(d)(vii), with respect to such taxable period. This Section 6.1(d)(ii) is intended to comply with the chargeback of items of income and gain requirement in Treasury Regulation Section 1.704-2(i)(4) and shall be interpreted consistently therewith.

          (iii)  Priority Allocations.

            (A)  If the amount of cash or the Net Agreed Value of any property distributed (except cash or property distributed ~~or deemed distributed~~ pursuant to ~~Section 5.5(a), with respect to Class B Units, or~~ Section 12.4) to any Unitholder with respect to its Units for a taxable year is greater (on a per Unit basis) than the amount of cash or the Net Agreed Value of property distributed to the other Unitholders with respect to their Units (on a per Unit basis), then (1) each Unitholder receiving such greater cash or property distribution shall be allocated gross income in an amount equal to the product of (aa) the amount by which the distribution (on a per Unit basis) to such Unitholder exceeds the distribution (on a per Unit basis) to the Unitholders receiving the smallest distribution and (bb) the number of Units owned by the Unitholder receiving the greater distribution; and (2) the General Partner shall be allocated gross income in an aggregate amount equal to the product obtained by multiplying (aa) the quotient determined by dividing (x) the General Partner's Percentage Interest at the time in which the greater cash or property distribution occurs by (y) the sum of 100 less the General Partner's Percentage Interest at the time in which the greater cash or property distribution occurs times (bb) the sum of the amounts allocated in clause (1) above.

            (B)  After the application of Section 6.1(d)(iii)(A), all or any portion of the remaining items of Partnership gross income or gain for the taxable period, if any, shall be allocated (1) to the holders of Incentive Distribution Rights, Pro Rata, until the aggregate amount of such items allocated to the holders of Incentive Distribution Rights pursuant to this Section 6.1(d)(iii)(B) for the current taxable year and all previous taxable years is equal to the cumulative amount of all Incentive Distributions made to the holders of Incentive Distribution Rights from the Closing Date to a date 45 days after the end of the current taxable year; and (2) to the General Partner an amount equal to the product of (aa) an amount equal to the quotient determined by dividing (x) the General Partner's Percentage Interest by (y) the sum of 100 less the General Partner's Percentage Interest times (bb) the sum of the amounts allocated in clause (1) above.

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

          (iv)  Qualified Income Offset.    In the event any Partner unexpectedly receives any adjustments, allocations or distributions described in Treasury Regulation Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), or 1.704-1(b)(2)(ii)(d)(6), items of Partnership income and gain shall be specially allocated to such Partner in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations promulgated under Section 704(b) of the Code, the deficit balance, if any, in its Adjusted Capital Account created by such adjustments, allocations or distributions as quickly as possible unless such deficit balance is otherwise eliminated pursuant to Sections 6.1(d)(i) or 6.1(d)(ii).

          (v)   Gross Income Allocations.    In the event any Partner has a deficit balance in its Capital Account at the end of any Partnership taxable period in excess of the sum of (A) the amount such Partner is required to restore pursuant to the provisions of this Agreement and (B) the amount such Partner is deemed obligated to restore pursuant to Treasury Regulation Sections 1.704-2(g) and 1.704-2(i)(5), such Partner shall be specially allocated items of Partnership gross income and gain in the amount of such excess as quickly as possible; provided, that an allocation pursuant to this Section 6.1(d)(v) shall be made only if and to the extent that such Partner would have a deficit balance in its Capital Account as adjusted after all other allocations provided for in this Section 6.1 have been tentatively made as if this Section 6.1(d)(v) were not in this Agreement.

          (vi)  Nonrecourse Deductions.    Nonrecourse Deductions for any taxable period shall be allocated to the Partners in accordance with their respective Percentage Interests. If the General Partner determines that the Partnership's Nonrecourse Deductions should be allocated in a different ratio to satisfy the safe harbor requirements of the Treasury Regulations promulgated under Section 704(b) of the Code, the General Partner is authorized, upon notice to the other Partners, to revise the prescribed ratio to the numerically closest ratio that does satisfy such requirements.

          (vii) Partner Nonrecourse Deductions.    Partner Nonrecourse Deductions for any taxable period shall be allocated 100% to the Partner that bears the Economic Risk of Loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Treasury Regulation Section 1.704-2(i). If more than one Partner bears the Economic Risk of Loss with respect to a Partner Nonrecourse Debt, such Partner Nonrecourse Deductions attributable thereto shall be allocated between or among such Partners in accordance with the ratios in which they share such Economic Risk of Loss.

          (viii)  Nonrecourse Liabilities.    For purposes of Treasury Regulation Section 1.752-3(a)(3), the Partners agree that Nonrecourse Liabilities of the Partnership in excess of the sum of (A) the amount of Partnership Minimum Gain and (B) the total amount of Nonrecourse Built-in Gain shall be allocated among the Partners in accordance with their respective Percentage Interests.

          (ix)  Code Section 754 Adjustments.    To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Section 734(b) or 743(b) of the Code is required, pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such item of gain or loss shall be specially allocated to the Partners in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such Section of the Treasury Regulations.

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

          (x)   Economic Uniformity.    At the election of the General Partner with respect to any taxable period ending upon, or after, the termination of the Subordination Period, all or a portion of the remaining items of Partnership gross income or gain for such taxable period, after taking into account allocations pursuant to Section 6.1(d)(iii), shall be allocated 100% to each Partner holding Subordinated Units that are Outstanding as of the termination of the Subordination Period ("Final Subordinated Units") in the proportion of the number of Final Subordinated Units held by such Partner to the total number of Final Subordinated Units then Outstanding, until each such Partner has been allocated an amount of gross income or gain that increases the Capital Account maintained with respect to such Final Subordinated Units to an amount equal to the product of (A) the number of Final Subordinated Units held by such Partner and (B) the Per Unit Capital Amount for a Common Unit. The purpose of this allocation is to establish uniformity between the Capital Accounts underlying Final Subordinated Units and the Capital Accounts underlying Common Units held by Persons other than the General Partner and its Affiliates immediately prior to the conversion of such Final Subordinated Units into Common Units. This allocation method for establishing such economic uniformity will be available to the General Partner only if the method for allocating the Capital Account maintained with respect to the Subordinated Units between the transferred and retained Subordinated Units pursuant to Section 5.5(c)(ii) does not otherwise provide such economic uniformity to the Final Subordinated Units.

          (xi)  Curative Allocation.

            (A)  Notwithstanding any other provision of this Section 6.1, other than the Required Allocations, the Required Allocations shall be taken into account in making the Agreed Allocations so that, to the extent possible, the net amount of items of income, gain, loss and deduction allocated to each Partner pursuant to the Required Allocations and the Agreed Allocations, together, shall be equal to the net amount of such items that would have been allocated to each such Partner under the Agreed Allocations had the Required Allocations and the related Curative Allocation not otherwise been provided in this Section 6.1. Notwithstanding the preceding sentence, Required Allocations relating to (1) Nonrecourse Deductions shall not be taken into account except to the extent that there has been a decrease in Partnership Minimum Gain and (2) Partner Nonrecourse Deductions shall not be taken into account except to the extent that there has been a decrease in Partner Nonrecourse Debt Minimum Gain. Allocations pursuant to this Section 6.1(d)(xi)(A) shall only be made with respect to Required Allocations to the extent the General Partner determines that such allocations will otherwise be inconsistent with the economic agreement among the Partners. Further, allocations pursuant to this Section 6.1(d)(xi)(A) shall be deferred with respect to allocations pursuant to clauses (1) and (2) hereof to the extent the General Partner determines that such allocations are likely to be offset by subsequent Required Allocations.

            (B)  The General Partner shall, with respect to each taxable period, (1) apply the provisions of Section 6.1(d)(xi)(A) in whatever order is most likely to minimize the economic distortions that might otherwise result from the Required Allocations, and (2) divide all allocations pursuant to Section 6.1(d)(xi)(A) among the Partners in a manner that is likely to minimize such economic distortions.

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

          (xii) Corrective and Other Allocations.    In the event of any allocation of Additional Book Basis Derivative Items or any Book-Down Event or any recognition of a Net Termination Loss, the following rules shall apply:

            (A)  Except as provided in Section 6.1(d)(xii)(B), in the case of any allocation of Additional Book Basis Derivative Items (other than an allocation of Unrealized Gain or Unrealized Loss under Section 5.5(d) hereof) with respect to any Partnership property, the General Partner shall allocate such Additional Book Basis Derivative Items (1) to (aa) the holders of Incentive Distribution Rights and (bb) the General Partner in the same manner that the Unrealized Gain or Unrealized Loss attributable to such property is allocated pursuant to Section 5.5(d)(i) or Section 5.5(d)(ii) and (2) to all Unitholders, Pro Rata, to the extent that the Unrealized Gain or Unrealized Loss attributable to such property is allocated to any Unitholders pursuant to Section 5.5(d)(i) or Section 5.5(d)(ii).

            (B)  In the case of any allocation of Additional Book Basis Derivative Items (other than an allocation of Unrealized Gain or Unrealized Loss under Section 5.5(d) hereof or an allocation of Net Termination Gain or Net Termination Loss pursuant to Section 6.1(c) hereof) as a result of a sale or other taxable disposition of any Partnership asset that is an Adjusted Property ("Disposed of Adjusted Property"), the General Partner shall allocate (1) additional items of income and gain (aa) away from the holders of Incentive Distribution Rights and the General Partner and (bb) to the Unitholders, or (2) additional items of deduction and loss (aa) away from the Unitholders and (bb) to the holders of Incentive Distribution Rights and the General Partner, to the extent that the Additional Book Basis Derivative Items allocated to the Unitholders exceed their Share of Additional Book Basis Derivative Items with respect to such Disposed of Adjusted Property. For this purpose, the Unitholders shall be treated as being allocated Additional Book Basis Derivative Items to the extent that such Additional Book Basis Derivative Items have reduced the amount of income that would otherwise have been allocated to the Unitholders under this Agreement (e.g., Additional Book Basis Derivative Items taken into account in computing cost of goods sold would reduce the amount of book income otherwise available for allocation among the Partners). Any allocation made pursuant to this Section 6.1(d)(xii)(B) shall be made after all of the other Agreed Allocations have been made as if this Section 6.1(d)(xii) were not in this Agreement and, to the extent necessary, shall require the reallocation of items that have been allocated pursuant to such other Agreed Allocations.

            (C)  In the case of any negative adjustments to the Capital Accounts of the Partners resulting from a Book-Down Event or from the recognition of a Net Termination Loss, such negative adjustment (1) shall first be allocated, to the extent of the Aggregate Remaining Net Positive Adjustments, in such a manner, as determined by the General Partner, that to the extent possible the aggregate Capital Accounts of the Partners will equal the amount that would have been the Capital Account balance of the Partners if no prior Book-Up Events had occurred, and (2) any negative adjustment in excess of the Aggregate Remaining Net Positive Adjustments shall be allocated pursuant to Section 6.1(c) hereof.

            (D)  In making the allocations required under this Section 6.1(d)(xii), the General Partner may apply whatever conventions or other methodology it determines will satisfy the purpose of this Section 6.1(d)(xii).

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

          ~~(xiii)  Allocations for Class B Units.~~

            ~~(A)  With respect to any taxable period of the Partnership ending upon, or after, a Book-Up Event or Book-Down Event occurring after the date of issuance of the Class B Units, Partnership items of income or gain for such taxable period shall be allocated 100% to the Partners holding Class B Units or converted Class B Units that are Outstanding as of the time of such conversion in proportion to the number of Class B Units or converted Class B Units held by such Partners, until each such Partner has been allocated the amount that increases the Capital Account of such Class B Unit or converted Class B Unit to the Per Unit Capital Amount for a then outstanding Common Unit.~~

            ~~(B)  With respect to any taxable period of the Partnership ending upon, or after, the transfer of converted Class B Units to a Person that is not an Affiliate of the holder, Partnership items of income or gain for such taxable period shall be allocated 100% to the Partners transferring such converted Class B Units in proportion to the number of converted Class B Units transferred by such Partners, until each such Partner has been allocated the amount that increases the Capital Account of such converted Class B Unit to the Per Unit Capital Amount for a then outstanding Common Unit.~~

Section 6.2    Allocations for Tax Purposes.

        (a) Except as otherwise provided herein, for federal income tax purposes, each item of income, gain, loss and deduction shall be allocated among the Partners in the same manner as its correlative item of "book" income, gain, loss or deduction is allocated pursuant to Section 6.1.

        (b) In an attempt to eliminate Book-Tax Disparities attributable to a Contributed Property or Adjusted Property, items of income, gain, loss, depreciation, amortization and cost recovery deductions shall be allocated for federal income tax purposes among the Partners as follows:

          (i)    (A) In the case of a Contributed Property, such items attributable thereto shall be allocated among the Partners in the manner provided under Section 704(c) of the Code that takes into account the variation between the Agreed Value of such property and its adjusted basis at the time of contribution; and

            (B)  any item of Residual Gain or Residual Loss attributable to a Contributed Property shall be allocated among the Partners in the same manner as its correlative item of "book" gain or loss is allocated pursuant to Section 6.1.

          (ii)   (A) In the case of an Adjusted Property, such items shall (1) first, be allocated among the Partners in a manner consistent with the principles of Section 704(c) of the Code to take into account the Unrealized Gain or Unrealized Loss attributable to such property and the allocations thereof pursuant to Sections 5.5(d)(i) or 5.5(d)(ii), and (2) second, in the event such property was originally a Contributed Property, be allocated among the Partners in a manner consistent with Section 6.2(b)(i)(A); and

            (B)  any item of Residual Gain or Residual Loss attributable to an Adjusted Property shall be allocated among the Partners in the same manner as its correlative item of "book" gain or loss is allocated pursuant to Section 6.1.

          (iii)  The General Partner shall apply the principles of Treasury Regulation Section 1.704-3(d) to eliminate Book-Tax Disparities.

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

        (c) For the proper administration of the Partnership and for the preservation of uniformity of the Limited Partner Interests (or any class or classes thereof), the General Partner shall (i) adopt such conventions as it deems appropriate in determining the amount of depreciation, amortization and cost recovery deductions; (ii) make special allocations for federal income tax purposes of income (including gross income) or deductions; and (iii) amend the provisions of this Agreement as appropriate (x) to reflect the proposal or promulgation of Treasury Regulations under Section 704(b) or Section 704(c) of the Code or (y) otherwise to preserve or achieve uniformity of the Limited Partner Interests (or any class or classes thereof). The General Partner may adopt such conventions, make such allocations and make such amendments to this Agreement as provided in this Section 6.2(c) only if such conventions, allocations or amendments would not have a material adverse effect on the Partners, the holders of any class or classes of Limited Partner Interests issued and Outstanding or the Partnership, and if such allocations are consistent with the principles of Section 704 of the Code.

        (d) The General Partner may determine to depreciate or amortize the portion of an adjustment under Section 743(b) of the Code attributable to unrealized appreciation in any Adjusted Property (to the extent of the unamortized Book-Tax Disparity) using a predetermined rate derived from the depreciation or amortization method and useful life applied to the Partnership's common basis of such property, despite any inconsistency of such approach with Treasury Regulation Section 1.167(c)-l(a)(6) or any successor regulations thereto. If the General Partner determines that such reporting position cannot reasonably be taken, the General Partner may adopt depreciation and amortization conventions under which all purchasers acquiring Limited Partner Interests in the same month would receive depreciation and amortization deductions, based upon the same applicable rate as if they had purchased a direct interest in the Partnership's property. If the General Partner chooses not to utilize such aggregate method, the General Partner may use any other depreciation and amortization conventions to preserve the uniformity of the intrinsic tax characteristics of any Limited Partner Interests, so long as such conventions would not have a material adverse effect on the Limited Partners or the Record Holders of any class or classes of Limited Partner Interests.

        (e) Any gain allocated to the Partners upon the sale or other taxable disposition of any Partnership asset shall, to the extent possible, after taking into account other required allocations of gain pursuant to this Section 6.2, be characterized as Recapture Income in the same proportions and to the same extent as such Partners (or their predecessors in interest) have been allocated any deductions directly or indirectly giving rise to the treatment of such gains as Recapture Income.

        (f) All items of income, gain, loss, deduction and credit recognized by the Partnership for federal income tax purposes and allocated to the Partners in accordance with the provisions hereof shall be determined without regard to any election under Section 754 of the Code that may be made by the Partnership; provided, however, that such allocations, once made, shall be adjusted (in the manner determined by the General Partner) to take into account those adjustments permitted or required by Sections 734 and 743 of the Code.

        (g) Each item of Partnership income, gain, loss and deduction, for federal income tax purposes, shall be determined on an annual basis and prorated on a monthly basis and shall be allocated to the Partners as of the opening of the New York Stock Exchange on the first Business Day of each month; provided, however, such items for the period beginning on the Closing Date and ending on the last day of the month in which the Option Closing Date or the expiration of the Over-Allotment Option occurs shall be allocated to the Partners as of the opening of the New York Stock Exchange on the first Business Day of the next succeeding month; and provided, further, that gain or loss on a sale or other disposition of any assets of the Partnership or any other extraordinary item of income or loss realized

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

and recognized other than in the ordinary course of business, as determined by the General Partner, shall be allocated to the Partners as of the opening of the New York Stock Exchange on the first Business Day of the month in which such gain or loss is recognized for federal income tax purposes. The General Partner may revise, alter or otherwise modify such methods of allocation to the extent permitted or required by Section 706 of the Code and the regulations or rulings promulgated thereunder.

        (h) Allocations that would otherwise be made to a Limited Partner under the provisions of this Article VI shall instead be made to the beneficial owner of Limited Partner Interests held by a nominee in any case in which the nominee has furnished the identity of such owner to the Partnership in accordance with Section 6031(c) of the Code or any other method determined by the General Partner.

Section 6.3    Requirement and Characterization of Distributions; Distributions to Record Holders.

        (a) Within 45 days following the end of each Quarter, commencing with the Quarter ending on December 31, 2005, an amount equal to 100% of Available Cash with respect to such Quarter shall, subject to Section 17-607 of the Delaware Act, be distributed in accordance with this Article VI by the Partnership to the Unitholders and the General Partner as of the Record Date selected by the General Partner. All amounts of Available Cash distributed by the Partnership on any date from any source shall be deemed to be ~~Operating Surplus~~Distributable Cash Flow until the sum of all amounts of Available Cash theretofore distributed by the Partnership to the Unitholders and the General Partner pursuant to Section 6.4 equals the ~~Operating Surplus~~Distributable Cash Flow from the Closing Date through the close of the immediately preceding Quarter. Any remaining amounts of Available Cash distributed by the Partnership on such date shall, except as otherwise provided in Section 6.5, be deemed to be "Capital Surplus." All distributions required to be made under this Agreement shall be made subject to Section 17-607 of the Delaware Act.

        (b) Notwithstanding Section 6.3(a), in the event of the dissolution and liquidation of the Partnership, all receipts received during or after the Quarter in which the Liquidation Date occurs, other than from borrowings described in (a)(ii) of the definition of Available Cash, shall be applied and distributed solely in accordance with, and subject to the terms and conditions of, Section 12.4.

        (c) The General Partner may treat taxes paid by the Partnership on behalf of, or amounts withheld with respect to, all or less than all of the Unitholders and the General Partner, as a distribution of Available Cash to such Unitholders and the General Partner.

        (d) Each distribution in respect of a Partnership Interest shall be paid by the Partnership, directly or through the Transfer Agent or through any other Person or agent, only to the Record Holder of such Partnership Interest as of the Record Date set for such distribution. Such payment shall constitute full payment and satisfaction of the Partnership's liability in respect of such payment, regardless of any claim of any Person who may have an interest in such payment by reason of an assignment or otherwise.

Section 6.4    Distributions of Available Cash from ~~Operating Surplus~~Distributable Cash Flow.

        (a) During Subordination Period.    Available Cash with respect to any Quarter within the Subordination Period that is deemed to be ~~Operating Surplus~~Distributable Cash Flow pursuant to the provisions of Sections 6.3 or 6.5 shall, subject to Section 17-607 of the Delaware Act, be distributed as

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

follows, except as otherwise contemplated by Section 5.6 in respect of other Partnership Securities issued pursuant thereto:

          (i)    First, (A) to the General Partner in accordance with its Percentage Interest and (B) to all Unitholders holding Common Units, their Pro Rata share of a percentage equal to 100% less the General Partner's Percentage Interest, until there has been distributed in respect of each Common Unit then Outstanding an amount equal to the Minimum Quarterly Distribution for such Quarter;

          (ii)   Second, (A) to the General Partner in accordance with its Percentage Interest and (B) to all Unitholders holding Common Units, their Pro Rata share of a percentage equal to 100% less the General Partner's Percentage Interest, until there has been distributed in respect of each Common Unit then Outstanding an amount equal to the Cumulative Common Unit Arrearage existing with respect to such Quarter;

          (iii)  Third, (A) to the General Partner in accordance with its Percentage Interest and (B) to all Unitholders holding Subordinated Units, their Pro Rata share of a percentage equal to 100% less the General Partner's Percentage Interest, until there has been distributed in respect of each Subordinated Unit then Outstanding an amount equal to the Minimum Quarterly Distribution for such Quarter;

          (iv)  Fourth, to the General Partner and all Unitholders, in accordance with their respective Percentage Interests, until there has been distributed in respect of each Unit then Outstanding an amount equal to the excess of the First Target Distribution over the Minimum Quarterly Distribution for such Quarter (such excess being $0 for any Quarter ending on or after                                    , such that no distribution will be made pursuant to this subsection for such Quarter);

          (v)   Fifth, (A) to the General Partner in accordance with its Percentage Interest; (B) 13% to the holders of the Incentive Distribution Rights, Pro Rata; and (C) to all Unitholders, their Pro Rata share of a percentage equal to 100% less the sum of the percentages applicable to subclauses (A) and (B) of this clause (v) until there has been distributed in respect of each Unit then Outstanding an amount equal to the excess of the Second Target Distribution over the First Target Distribution for such Quarter;

          (vi)  Sixth, (A) to the General Partner in accordance with its Percentage Interest, (B) 23% to the holders of the Incentive Distribution Rights, Pro Rata; and (C) to all Unitholders, their Pro Rata share of a percentage equal to 100% less the sum of the percentages applicable to subclauses (A) and (B) of this subclause (vi), until there has been distributed in respect of each Unit then Outstanding an amount equal to the excess of the Third Target Distribution over the Second Target Distribution for such Quarter; and

          (vii) Thereafter, (A) to the General Partner in accordance with its Percentage Interest; (B) 48% to the holders of the Incentive Distribution Rights, Pro Rata; and (C) to all Unitholders, their Pro Rata share of a percentage equal to 100% less the sum of the percentages applicable to subclauses (A) and (B) of this clause (vii);

provided, however, if the Minimum Quarterly Distribution, the First Target Distribution, the Second Target Distribution and the Third Target Distribution have been reduced to zero pursuant to the second sentence of Section 6.6(a), the distribution of Available Cash that is deemed to be ~~Operating Surplus~~Distributable Cash Flow with respect to any Quarter will be made solely in accordance with Section 6.4(a)(vii).

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

        (b)    After Subordination Period.    Available Cash with respect to any Quarter after the Subordination Period that is deemed to be ~~Operating Surplus~~Distributable Cash Flow pursuant to the provisions of Sections 6.3 or 6.5, subject to Section 17-607 of the Delaware Act, shall be distributed as follows, except as otherwise required by Section 5.6(b) in respect of additional Partnership Securities issued pursuant thereto:

          (i)    First, (A) to the General Partner in accordance with its Percentage Interest and (B) to all Unitholders holding Common Units, their Pro Rata share of a percentage equal to 100% less the General Partner's Percentage Interest, until there has been distributed in respect of each Unit then Outstanding an amount equal to the Minimum Quarterly Distribution for such Quarter;

          (ii)   Second, 100% to the General Partner and the Unitholders in accordance with their respective Percentage Interests, until there has been distributed in respect of each Unit then Outstanding an amount equal to the excess of the First Target Distribution over the Minimum Quarterly Distribution for such Quarter (such excess being $0 for any Quarter ending on or after                                    , such that no distribution will be made pursuant to this subsection for such Quarter);

          (iii)  Third, (A) to the General Partner in accordance with its Percentage Interest; (B) 13% to the holders of the Incentive Distribution Rights, Pro Rata; and (C) to all Unitholders, their Pro Rata share of a percentage equal to 100% less the sum of the percentages applicable to subclauses (A) and (B) of this clause (iii), until there has been distributed in respect of each Unit then Outstanding an amount equal to the excess of the Second Target Distribution over the First Target Distribution for such Quarter;

          (iv)  Fourth, (A) to the General Partner in accordance with its Percentage Interest; (B) 23% to the holders of the Incentive Distribution Rights, Pro Rata; and (C) to all Unitholders, their Pro Rata share of a percentage equal to 100% less the sum of the percentages applicable to subclause (A) and (B) of this clause (iv), until there has been distributed in respect of each Unit then Outstanding an amount equal to the excess of the Third Target Distribution over the Second Target Distribution for such Quarter; and

          (v)   Thereafter, (A) to the General Partner in accordance with its Percentage Interest; (B) 48% to the holders of the Incentive Distribution Rights, Pro Rata; and (C) to all Unitholders, their Pro Rata share of a percentage equal to 100% less the sum of the percentages applicable to subclauses (A) and (B) of this clause (v);

provided, however, if the Minimum Quarterly Distribution, the First Target Distribution, the Second Target Distribution and the Third Target Distribution have been reduced to zero pursuant to the second sentence of Section 6.6(a), the distribution of Available Cash that is deemed to be ~~Operating Surplus~~Distributable Cash Flow with respect to any Quarter will be made solely in accordance with Section 6.4(b)(v).

Section 6.5    Distributions of Available Cash from Capital Surplus.

        Available Cash that is deemed to be Capital Surplus pursuant to the provisions of Section 6.3(a) shall, subject to Section 17-607 of the Delaware Act, be distributed, unless the provisions of Section 6.3 require otherwise, 100% to the General Partner and the Unitholders in accordance with their respective Percentage Interests, until a hypothetical holder of a Common Unit acquired on the Closing Date has received with respect to such Common Unit, during the period since the Closing Date through such date, distributions of Available Cash that are deemed to be Capital Surplus in an

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aggregate amount equal to the Initial Unit Price. Available Cash that is deemed to be Capital Surplus shall then be distributed as follows:

        (a) First, to the General Partner in accordance with its Percentage Interest and to all Unitholders holding Common Units, Pro Rata, a percentage equal to 100% less the General Partner's Percentage Interest, until there has been distributed in respect of each Common Unit then Outstanding an amount equal to the Cumulative Common Unit Arrearage;

        ~~(b) Second, to the General Partner in accordance with its Percentage Interest and to all Unitholders holding Class B Units, Pro Rata, a percentage equal to 100% less the General Partner's Percentage Interest, until there has been distributed in respect of each Class B Unit then Outstanding an amount equal to the Cumulative Class B Unit Arrearage; and~~

        (b) ~~(c)~~ Thereafter, all Available Cash shall be distributed as if it were ~~Operating Surplus~~Distributable Cash Flow and shall be distributed in accordance with Section 6.4.

Section 6.6    Adjustment of Minimum Quarterly Distribution and Target Distribution Levels.

        (a) The Minimum Quarterly Distribution, First Target Distribution, Second Target Distribution, Third Target Distribution, Common Unit Arrearages~~,~~ and Cumulative Common ~~Unit Arrearages, Class B Unit Arrearages and Cumulative Class B~~ Unit Arrearages shall be proportionately adjusted in the event of any distribution, combination or subdivision (whether effected by a distribution payable in Units or otherwise) of Units or other Partnership Securities in accordance with Section 5.9. In the event of a distribution of Available Cash that is deemed to be from Capital Surplus, the then applicable Minimum Quarterly Distribution, First Target Distribution, Second Target Distribution and Third Target Distribution, shall be adjusted proportionately downward to equal the product obtained by multiplying the otherwise applicable Minimum Quarterly Distribution, First Target Distribution, Second Target Distribution and Third Target Distribution, as the case may be, by a fraction of which the numerator is the Unrecovered Initial Unit Price of the Common Units immediately after giving effect to such distribution and of which the denominator is the Unrecovered Initial Unit Price of the Common Units immediately prior to giving effect to such distribution.

        (b) The Minimum Quarterly Distribution, First Target Distribution, Second Target Distribution and Third Target Distribution, shall also be subject to adjustment pursuant to Section 6.9.

Section 6.7    Special Provisions Relating to the Holders of Subordinated Units.

        (a) Except with respect to the right to vote on or approve matters requiring the vote or approval of a percentage of the holders of Outstanding Common Units and the right to participate in allocations of income, gain, loss and deduction and distributions made with respect to Common Units, the holder of a Subordinated Unit shall have all of the rights and obligations of a Unitholder holding Common Units hereunder; provided, however, that immediately upon the conversion of Subordinated Units into Common Units pursuant to Section 5.7, the Unitholder holding a Subordinated Unit shall possess all of the rights and obligations of a Unitholder holding Common Units hereunder, including the right to vote as a Common Unitholder and the right to participate in allocations of income, gain, loss and deduction and distributions made with respect to Common Units; provided, however, that such converted Subordinated Units shall remain subject to the provisions of Sections 5.5(c)(ii), 6.1(d)(x) and 6.7(c).

        (b) A Unitholder shall not be permitted to transfer a Subordinated Unit or a Subordinated Unit that has converted into a Common Unit pursuant to Section 5.7 (other than a transfer to an Affiliate) if the remaining balance in the transferring Unitholder's Capital Account with respect to the retained

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Subordinated Units or Retained Converted Subordinated Units would be negative after giving effect to the allocation under Section 5.5(c)(ii)(B).

        (c) A Unitholder holding a Subordinated Unit that has converted into a Common Unit pursuant to Section 5.7 shall not be issued a Common Unit Certificate pursuant to Section 4.1, and shall not be permitted to transfer its converted Subordinated Units to a Person that is not an Affiliate of the holder until such time as the General Partner determines, based on advice of counsel, that a converted Subordinated Unit should have, as a substantive matter, like intrinsic economic and federal income tax characteristics, in all material respects, to the intrinsic economic and federal income tax characteristics of an Initial Common Unit. In connection with the condition imposed by this Section 6.7(c), the General Partner may take whatever steps are required to provide economic uniformity to the converted Subordinated Units in preparation for a transfer of such converted Subordinated Units, including the application of Sections 5.5(c)(ii), 6.1(d)(x) and 6.7(b); provided, however, that no such steps may be taken that would have a material adverse effect on the Unitholders holding Common Units represented by Common Unit Certificates.

Section 6.8    Special Provisions Relating to the Holders of Incentive Distribution Rights.

        Notwithstanding anything to the contrary set forth in this Agreement, the holders of the Incentive Distribution Rights (a) shall (i) possess the rights and obligations provided in this Agreement with respect to a Limited Partner pursuant to Articles III and VII, and (ii) have a Capital Account as a Partner pursuant to Section 5.5 and all other provisions related thereto and (b) shall not (i) be entitled to vote on any matters requiring the approval or vote of the holders of Outstanding Units, except as provided by law, (ii) be entitled to any distributions other than as provided in Sections 6.4(a)(v), 6.4(a)(vi) and 6.4(a)(vii), Sections 6.4(b)(iii), 6.4(b)(iv) and 6.4(~~a~~b)(v), and Section 12.4, or (iii) be allocated items of income, gain, loss or deduction other than as specified in this Article VI.

Section 6.9    Entity-Level Taxation.

        If legislation is enacted or the interpretation of existing language is modified by a governmental taxing authority so that a Group Member is treated as an association taxable as a corporation or is otherwise subject to an entity-level tax for federal, state or local income tax purposes, then the General Partner shall estimate for each Quarter the Partnership Group's aggregate liability (the "Estimated Incremental Quarterly Tax Amount") for all such income taxes that are payable by reason of any such new legislation or interpretation; provided that any difference between such estimate and the actual tax liability for such Quarter that is owed by reason of any such new legislation or interpretation shall be taken into account in determining the Estimated Incremental Quarterly Tax Amount with respect to each Quarter in which any such difference can be determined. For each such Quarter, the Minimum Quarterly Distribution, First Target Distribution, Second Target Distribution and Third Target Distribution, shall be the product obtained by multiplying (a) the amounts therefor that are set out herein prior to the application of this Section 6.9 times (b) the quotient obtained by dividing (i) Available Cash with respect to such Quarter by (ii) the sum of Available Cash with respect to such Quarter and the Estimated Incremental Quarterly Tax Amount for such Quarter, as determined by the General Partner. For purposes of the foregoing, Available Cash with respect to a Quarter will be deemed reduced by the Estimated Incremental Quarterly Tax Amount for that Quarter.

        ~~Section 6.10 Special Provisions Relating to Holders of Class B Units.~~

        ~~A Unitholder holding a Class B Unit that has converted into a Common Unit pursuant to Section 5.11 shall be required to provide notice to the General Partner of the transfer of the converted Class B Unit no later than the last Business Day of the calendar year during which such transfer~~

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~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

~~occurred, unless (x) the transfer is to an Affiliate of the holder or (y) by virtue of the application of Section 6.1(d)(xiii)(B) to a prior transfer of the Unit or the application of Section 6.1(d)(xiii)(A), the General Partner has previously determined, based on advice of counsel, that the converted Class B Unit should have, as a substantive matter, like intrinsic economic and federal income tax characteristics of an Initial Common Unit. In connection with the condition imposed by this Section 6.10, the General Partner shall take whatever steps are required to provide economic uniformity to the converted Class B Units in preparation for a transfer of such Units, including the application of Section 6.1(d)(xiii)(B); provided, however, that no such steps may be taken that would have a material adverse effect on the Unitholders holding Common Units represented by Common Unit Certificates.~~

ARTICLE VII
MANAGEMENT AND OPERATION OF BUSINESS

Section 7.1    Management.

        (a) The General Partner shall conduct, direct and manage all activities of the Partnership. Except as otherwise expressly provided in this Agreement, all management powers over the business and affairs of the Partnership shall be exclusively vested in the General Partner, and no Limited Partner or Assignee shall have any management power over the business and affairs of the Partnership. In addition to the powers now or hereafter granted a general partner of a limited partnership under applicable law or that are granted to the General Partner under any other provision of this Agreement, the General Partner, subject to Section 7.3, shall have full power and authority to do all things and on such terms as it determines to be necessary or appropriate to conduct the business of the Partnership, to exercise all powers set forth in Section 2.5 and to effectuate the purposes set forth in Section 2.4, including the following:

          (i)    the making of any expenditures, the lending or borrowing of money, the assumption or guarantee of, or other contracting for, indebtedness and other liabilities, the issuance of evidences of indebtedness, including indebtedness that is convertible into Partnership Securities, and the incurring of any other obligations;

          (ii)   the making of tax, regulatory and other filings, or rendering of periodic or other reports to governmental or other agencies having jurisdiction over the business or assets of the Partnership;

          (iii)  the acquisition, disposition, mortgage, pledge, encumbrance, hypothecation or exchange of any or all of the assets of the Partnership or the merger or other combination of the Partnership with or into another Person (the matters described in this clause (iii) being subject, however, to any prior approval that may be required by Section 7.3 and Article XIV);

          (iv)  the use of the assets of the Partnership (including cash on hand) for any purpose consistent with the terms of this Agreement, including the financing of the conduct of the operations of the Partnership Group; subject to Section 7.6(a), the lending of funds to other Persons (including other Group Members); the repayment or guarantee of obligations of any Group Member; and the making of capital contributions to any Group Member;

          (v)   the negotiation, execution and performance of any contracts, conveyances or other instruments (including instruments that limit the liability of the Partnership under contractual arrangements to all or particular assets of the Partnership, with the other party to the contract to have no recourse against the General Partner or its assets other than its interest in the Partnership,

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~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

  even if same results in the terms of the transaction being less favorable to the Partnership than would otherwise be the case);

          (vi)  the distribution of Partnership cash;

          (vii) the selection and dismissal of employees (including employees having titles such as "president," "vice president," "secretary" and "treasurer") and agents, outside attorneys, accountants, consultants and contractors and the determination of their compensation and other terms of employment or hiring;

          (viii)  the maintenance of insurance for the benefit of the Partnership Group, the Partners and Indemnitees;

          (ix)  the formation of, or acquisition of an interest in, and the contribution of property and the making of loans to, any further limited or general partnerships, joint ventures, corporations, limited liability companies or other relationships (including the acquisition of interests in, and the contributions of property to, any Group Member from time to time) subject to the restrictions set forth in Section 2.4;

          (x)   the control of any matters affecting the rights and obligations of the Partnership, including the bringing and defending of actions at law or in equity and otherwise engaging in the conduct of litigation, arbitration or mediation and the incurring of legal expense and the settlement of claims and litigation;

          (xi)  the indemnification of any Person against liabilities and contingencies to the extent permitted by law;

          (xii) the entering into of listing agreements with any National Securities Exchange and the delisting of some or all of the Limited Partner Interests from, or requesting that trading be suspended on, any such exchange (subject to any prior approval that may be required under Section 4.8);

          (xiii)  the purchase, sale or other acquisition or disposition of Partnership Securities, or the issuance of options, rights, warrants and appreciation rights relating to Partnership Securities;

          (xiv) the undertaking of any action in connection with the Partnership's participation in any Group Member; and

          (xv) the entering into of agreements with any of its Affiliates to render services to a Group Member or to itself in the discharge of its duties as General Partner of the Partnership.

        (b) Notwithstanding any other provision of this Agreement, any Group Member Agreement, the Delaware Act or any applicable law, rule or regulation, each of the Partners and the Assignees and each other Person who may acquire an interest in Partnership Securities hereby (i) approves, ratifies and confirms the execution, delivery and performance by the parties thereto of this Agreement and the Group Member Agreement of each other Group Member, the Underwriting Agreement, the Omnibus Agreement, the Contribution Agreement and the other agreements described in or filed as exhibits to the Registration Statement that are related to the transactions contemplated by the Registration Statement; (ii) agrees that the General Partner (on its own or through any officer of the Partnership) is authorized to execute, deliver and perform the agreements referred to in clause (i) of this sentence and the other agreements, acts, transactions and matters described in or contemplated by the Registration Statement on behalf of the Partnership without any further act, approval or vote of the Partners or the Assignees or the other Persons who may acquire an interest in Partnership Securities; and (iii) agrees

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~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

that the execution, delivery or performance by the General Partner, any Group Member or any Affiliate of any of them of this Agreement or any agreement authorized or permitted under this Agreement (including the exercise by the General Partner or any Affiliate of the General Partner of the rights accorded pursuant to Article XV) shall not constitute a breach by the General Partner of any duty that the General Partner may owe the Partnership or the Limited Partners or any other Persons under this Agreement (or any other agreements) or of any duty stated or implied by law or equity.

Section 7.2    Certificate of Limited Partnership.

        The General Partner has caused the Certificate of Limited Partnership to be filed with the Secretary of State of the State of Delaware as required by the Delaware Act. The General Partner shall use all reasonable efforts to cause to be filed such other certificates or documents that the General Partner determines to be necessary or appropriate for the formation, continuation, qualification and operation of a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware or any other state in which the Partnership may elect to do business or own property. To the extent the General Partner determines such action to be necessary or appropriate, the General Partner shall file amendments to and restatements of the Certificate of Limited Partnership and do all things to maintain the Partnership as a limited partnership (or a partnership or other entity in which the limited partners have limited liability) under the laws of the State of Delaware or of any other state in which the Partnership may elect to do business or own property. Subject to the terms of Section 3.4(a), the General Partner shall not be required, before or after filing, to deliver or mail a copy of the Certificate of Limited Partnership, any qualification document or any amendment thereto to any Limited Partner.

Section 7.3    Restrictions on the General Partner's Authority.

        Except as provided in Articles XII and XIV, the General Partner may not sell, exchange or otherwise dispose of all or substantially all of the assets of the Partnership Group, taken as a whole, in a single transaction or a series of related transactions (including by way of merger, consolidation, other combination or sale of ownership interests of the Partnership's Subsidiaries) without the approval of holders of a Unit Majority; provided, however, that this provision shall not preclude or limit the General Partner's ability to mortgage, pledge, hypothecate or grant a security interest in all or substantially all of the assets of the Partnership Group and shall not apply to any forced sale of any or all of the assets of the Partnership Group pursuant to the foreclosure of, or other realization upon, any such encumbrance. Without the approval of holders of a Unit Majority, the General Partner shall not, on behalf of the Partnership, except as permitted under Sections 4.6, 11.1 and 11.2, elect or cause the Partnership to elect a successor general partner of the Partnership.

Section 7.4    Reimbursement of the General Partner.

        (a) Except as provided in this Section 7.4 and elsewhere in this Agreement, the General Partner shall not be compensated for its services as a general partner or managing member of any Group Member.

        (b) The General Partner shall be reimbursed on a monthly basis, or such other basis as the General Partner may determine, for (i) all direct and indirect expenses it incurs or payments it makes on behalf of the Partnership Group (including salary, bonus, incentive compensation and other amounts paid to any Person, including Affiliates of the General Partner to perform services for the Partnership Group or for the General Partner in the discharge of its duties to the Partnership Group), and (ii) all other expenses allocable to the Partnership Group or otherwise incurred by the General Partner in connection with operating the Partnership Group's business (including expenses allocated to the

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General Partner by its Affiliates). The General Partner shall determine the expenses that are allocable to the Partnership Group. Reimbursements pursuant to this Section 7.4 shall be in addition to any reimbursement to the General Partner as a result of indemnification pursuant to Section 7.7.

        (c) The General Partner, without the approval of the Limited Partners (who shall have no right to vote in respect thereof), may propose and adopt on behalf of the Partnership employee benefit plans, employee programs and employee practices (including plans, programs and practices involving the issuance of Partnership Securities or options to purchase or rights, warrants or appreciation rights relating to Partnership Securities), or cause the Partnership to issue Partnership Securities in connection with, or pursuant to, any employee benefit plan, employee program or employee practice maintained or sponsored by the General Partner or any of its Affiliates, in each case for the benefit of employees of the General Partner or its Affiliates, or any Group Member or its Affiliates, or any of them, in respect of services performed, directly or indirectly, for the benefit of the Partnership Group. The Partnership agrees to issue and sell to the General Partner or any of its Affiliates any Partnership Securities that the General Partner or such Affiliates are obligated to provide to any employees pursuant to any such employee benefit plans, employee programs or employee practices. Expenses incurred by the General Partner in connection with any such plans, programs and practices (including the net cost to the General Partner or such Affiliates of Partnership Securities purchased by the General Partner or such Affiliates from the Partnership to fulfill options or awards under such plans, programs and practices) shall be reimbursed in accordance with Section 7.4(b). Any and all obligations of the General Partner under any employee benefit plans, employee programs or employee practices adopted by the General Partner as permitted by this Section 7.4(c) shall constitute obligations of the General Partner hereunder and shall be assumed by any successor General Partner approved pursuant to Sections 11.1 or 11.2 or the transferee of or successor to all of the General Partner's General Partner Interest (represented by General Partner Units) pursuant to Section 4.6.

Section 7.5    Outside Activities.

        (a) After the Closing Date, the General Partner, for so long as it is the General Partner of the Partnership (i) agrees that its sole business will be to act as a general partner or managing member, as the case may be, of the Partnership and any other partnership or limited liability company of which the Partnership is, directly or indirectly, a partner or member and to undertake activities that are ancillary or related thereto (including being a limited partner in the Partnership) and (ii) shall not engage in any business or activity or incur any debts or liabilities except in connection with or incidental to (A) its performance as general partner or managing member, if any, of one or more Group Members or as described in or contemplated by the Registration Statement or (B) the acquiring, owning or disposing of debt or equity securities in any Group Member.

        (b) Except as specifically restricted by the Omnibus Agreement, each Indemnitee (other than the General Partner) shall have the right to engage in businesses of every type and description and other activities for profit and to engage in and possess an interest in other business ventures of any and every type or description, whether in businesses engaged in or anticipated to be engaged in by any Group Member, independently or with others, including business interests and activities in direct competition with the business and activities of any Group Member, and none of the same shall constitute a breach of this Agreement or any duty expressed or implied by law to any Group Member or any Partner or Assignee. None of any Group Member, any Limited Partner or any other Person shall have any rights by virtue of this Agreement, any Group Member Agreement, or the partnership relationship established hereby in any business ventures of any Indemnitee.

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        (c) Subject to the terms of Section 7.5(a), Section 7.5(b) and the Omnibus Agreement, but otherwise notwithstanding anything to the contrary in this Agreement, (i) the engaging in competitive activities by any Indemnitees (other than the General Partner) in accordance with the provisions of this Section 7.5 is hereby approved by the Partnership and all Partners, (ii) it shall be deemed not to be a breach of any fiduciary duty or any other obligation of any type whatsoever of the General Partner or of any Indemnitee for the Indemnitees (other than the General Partner) to engage in such business interests and activities in preference to or to the exclusion of the Partnership and (iii) except as set forth in the Omnibus Agreement, the Indemnitees shall have no obligation hereunder or as a result of any duty expressed or implied by law to present business opportunities to the Partnership.

        (d) The General Partner and each of its Affiliates may acquire Units or other Partnership Securities in addition to those acquired on the Closing Date and, except as otherwise provided in this Agreement, shall be entitled to exercise, at their option, all rights relating to all Units or other Partnership Securities acquired by them. The term "Affiliates" when used in this Section 7.5(d) with respect to the General Partner shall not include any Group Member.

        (e) Notwithstanding anything to the contrary in this Agreement, to the extent that any provision of this Agreement purports or is interpreted to have the effect of restricting the fiduciary duties that might otherwise, as a result of Delaware or other applicable law, be owed by the General Partner to the Partnership and its Limited Partners, or to constitute a waiver or consent by the Limited Partners to any such restriction, such provisions shall be inapplicable and have no effect in determining whether the General Partner has complied with its fiduciary duties in connection with determinations made by it under this Section 7.5.

Section 7.6    Loans from the General Partner; Loans or Contributions from the Partnership or Group Members.

        (a) The General Partner or any of its Affiliates may lend to any Group Member, and any Group Member may borrow from the General Partner or any of its Affiliates, funds needed or desired by the Group Member for such periods of time and in such amounts as the General Partner may determine; provided, however, that in any such case the lending party may not charge the borrowing party interest at a rate greater than the rate that would be charged the borrowing party or impose terms less favorable to the borrowing party than would be charged or imposed on the borrowing party by unrelated lenders on comparable loans made on an arm's-length basis (without reference to the lending party's financial abilities or guarantees), all as determined by the General Partner. The borrowing party shall reimburse the lending party for any costs (other than any additional interest costs) incurred by the lending party in connection with the borrowing of such funds. For purposes of this Section 7.6(a) and Section 7.6(b), the term "Group Member" shall include any Affiliate of a Group Member that is controlled by the Group Member.

        (b) The Partnership may lend or contribute to any Group Member, and any Group Member may borrow from the Partnership, funds on terms and conditions determined by the General Partner. No Group Member may lend funds to the General Partner or any of its Affiliates (other than another Group Member).

        (c) No borrowing by any Group Member or the approval thereof by the General Partner shall be deemed to constitute a breach of any duty, expressed or implied, of the General Partner or its Affiliates to the Partnership or the Limited Partners by reason of the fact that the purpose or effect of such borrowing is directly or indirectly to (i) enable distributions to the General Partner or its Affiliates (including in their capacities as Limited Partners) to exceed the General Partner's Percentage Interest

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~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

of the total amount distributed to all partners or (ii) hasten the expiration of the Subordination Period or the conversion of any Subordinated Units into Common Units.

Section 7.7    Indemnification.

        (a) To the fullest extent permitted by law but subject to the limitations expressly provided in this Agreement, all Indemnitees shall be indemnified and held harmless by the Partnership from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including legal fees and expenses), judgments, fines, penalties, interest, settlements or other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which any Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, by reason of its status as an Indemnitee; provided, that the Indemnitee shall not be indemnified and held harmless if there has been a final and non-appealable judgment entered by a court of competent jurisdiction determining that, in respect of the matter for which the Indemnitee is seeking indemnification pursuant to this Section 7.7, the Indemnitee acted in bad faith or engaged in fraud, willful misconduct or, in the case of a criminal matter, acted with knowledge that the Indemnitee's conduct was unlawful; provided, further, no indemnification pursuant to this Section 7.7 shall be available to the General Partner or its Affiliates (other than a Group Member) with respect to its or their obligations incurred pursuant to the Underwriting Agreement, the Omnibus Agreement or the Contribution Agreement (other than obligations incurred by the General Partner on behalf of the Partnership). Any indemnification pursuant to this Section 7.7 shall be made only out of the assets of the Partnership, it being agreed that the General Partner shall not be personally liable for such indemnification and shall have no obligation to contribute or loan any monies or property to the Partnership to enable it to effectuate such indemnification.

        (b) To the fullest extent permitted by law, expenses (including legal fees and expenses) incurred by an Indemnitee who is indemnified pursuant to Section 7.7(a) in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Partnership prior to a determination that the Indemnitee is not entitled to be indemnified upon receipt by the Partnership of any undertaking by or on behalf of the Indemnitee to repay such amount if it shall be determined that the Indemnitee is not entitled to be indemnified as authorized in this Section 7.7.

        (c) The indemnification provided by this Section 7.7 shall be in addition to any other rights to which an Indemnitee may be entitled under any agreement, pursuant to any vote of the holders of Outstanding Limited Partner Interests, as a matter of law or otherwise, both as to actions in the Indemnitee's capacity as an Indemnitee and as to actions in any other capacity (including any capacity under the Underwriting Agreement), and shall continue as to an Indemnitee who has ceased to serve in such capacity and shall inure to the benefit of the heirs, successors, assigns and administrators of the Indemnitee.

        (d) The Partnership may purchase and maintain (or reimburse the General Partner or its Affiliates for the cost of) insurance, on behalf of the General Partner, its Affiliates and such other Persons as the General Partner shall determine, against any liability that may be asserted against, or expense that may be incurred by, such Person in connection with the Partnership's activities or such Person's activities on behalf of the Partnership, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

        (e) For purposes of this Section 7.7, the Partnership shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by it of its duties to the Partnership also imposes duties on, or otherwise involves services by, it to the plan or

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participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute "fines" within the meaning of Section 7.7(a); and action taken or omitted by it with respect to any employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the best interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose that is in the best interests of the Partnership.

        (f) In no event may an Indemnitee subject the Limited Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

        (g) An Indemnitee shall not be denied indemnification in whole or in part under this Section 7.7 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

        (h) The provisions of this Section 7.7 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons.

        (i) No amendment, modification or repeal of this Section 7.7 or any provision hereof shall in any manner terminate, reduce or impair the right of any past, present or future Indemnitee to be indemnified by the Partnership, nor the obligations of the Partnership to indemnify any such Indemnitee under and in accordance with the provisions of this Section 7.7 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

Section 7.8    Liability of Indemnitees.

        (a) Notwithstanding anything to the contrary set forth in this Agreement, no Indemnitee shall be liable for monetary damages to the Partnership, the Limited Partners, the Assignees or any other Persons who have acquired interests in the Partnership Securities, for losses sustained or liabilities incurred as a result of any act or omission of an Indemnitee unless there has been a final and non-appealable judgment entered by a court of competent jurisdiction determining that, in respect of the matter in question, the Indemnitee acted in bad faith or engaged in fraud, willful misconduct or, in the case of a criminal matter, acted with knowledge that the Indemnitee's conduct was criminal.

        (b) Subject to its obligations and duties as General Partner set forth in Section 7.1(a), the General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents, and the General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by the General Partner in good faith.

        (c) To the extent that, at law or in equity, an Indemnitee has duties (including fiduciary duties) and liabilities relating thereto to the Partnership or to the Partners, the General Partner and any other Indemnitee acting in connection with the Partnership's business or affairs shall not be liable to the Partnership or to any Partner for its good faith reliance on the provisions of this Agreement.

        (d) Any amendment, modification or repeal of this Section 7.8 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the liability of the Indemnitees under this Section 7.8 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

Section 7.9    Resolution of Conflicts of Interest; Standards of Conduct and Modification of Duties.

        (a) Unless otherwise expressly provided in this Agreement or any Group Member Agreement, whenever a potential conflict of interest exists or arises between the General Partner or any of its Affiliates, on the one hand, and the Partnership, any Group Member, any Partner or any Assignee, on the other, any resolution or course of action by the General Partner or its Affiliates in respect of such conflict of interest shall be permitted and deemed approved by all Partners, and shall not constitute a breach of this Agreement, of any Group Member Agreement, of any agreement contemplated herein or therein, or of any duty stated or implied by law or equity, if the resolution or course of action in respect of such conflict of interest is (i) approved by Special Approval, (ii) approved by the vote of a majority of the Common Units (excluding Common Units owned by the General Partner and its Affiliates), (iii) on terms no less favorable to the Partnership than those generally being provided to or available from unrelated third parties or (iv) fair and reasonable to the Partnership, taking into account the totality of the relationships between the parties involved (including other transactions that may be particularly favorable or advantageous to the Partnership). The General Partner shall be authorized but not required in connection with its resolution of such conflict of interest to seek Special Approval of such resolution, and the General Partner may also adopt a resolution or course of action that has not received Special Approval. If Special Approval is not sought and the Board of Directors of the General Partner determines that the resolution or course of action taken with respect to a conflict of interest satisfies either of the standards set forth in clauses (iii) or (iv) above, then it shall be presumed that, in making its decision, the Board of Directors acted in good faith, and in any proceeding brought by any Limited Partner or Assignee or by or on behalf of such Limited Partner or Assignee or any other Limited Partner or Assignee or the Partnership challenging such approval, the Person bringing or prosecuting such proceeding shall have the burden of overcoming such presumption. Notwithstanding anything to the contrary in this Agreement or any duty otherwise existing at law or equity, the existence of the conflicts of interest described in the Registration Statement are hereby approved by all Partners and shall not constitute a breach of this Agreement.

        (b) Whenever the General Partner makes a determination or takes or declines to take any other action, or any of its Affiliates causes it to do so, in its capacity as the general partner of the Partnership as opposed to in its individual capacity, whether under this Agreement, any Group Member Agreement or any other agreement contemplated hereby or otherwise, then, unless another express standard is provided for in this Agreement, the General Partner, or such Affiliates causing it to do so, shall make such determination or take or decline to take such other action in good faith and shall not be subject to any other or different standards imposed by this Agreement, any Group Member Agreement, any other agreement contemplated hereby or under the Delaware Act or any other law, rule or regulation or at equity. In order for a determination or other action to be in "good faith" for purposes of this Agreement, the Person or Persons making such determination or taking or declining to take such other action must believe that the determination or other action is in the best interests of the Partnership.

        (c) Whenever the General Partner makes a determination or takes or declines to take any other action, or any of its Affiliates causes it to do so, in its individual capacity as opposed to in its capacity as the general partner of the Partnership, whether under this Agreement, any Group Member Agreement or any other agreement contemplated hereby or otherwise, then the General Partner, or such Affiliates causing it to do so, are entitled to make such determination or to take or decline to take such other action free of any fiduciary duty or obligation whatsoever to the Partnership, any Limited Partner or Assignee, and the General Partner, or such Affiliates causing it to do so, shall not be required to act in good faith or pursuant to any other standard imposed by this Agreement, any Group Member Agreement, any other agreement contemplated hereby or under the Delaware Act or any

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

other law, rule or regulation or at equity. By way of illustration and not of limitation, whenever the phrase, "at the option of the General Partner," or some variation of that phrase, is used in this Agreement, it indicates that the General Partner is acting in its individual capacity. For the avoidance of doubt, whenever the General Partner votes or transfers its Units, or refrains from voting or transferring its Units, it shall be acting in its individual capacity.

        (d) Notwithstanding anything to the contrary in this Agreement, the General Partner and its Affiliates shall have no duty or obligation, express or implied, to (i) sell or otherwise dispose of any asset of the Partnership Group other than in the ordinary course of business or (ii) permit any Group Member to use any facilities or assets of the General Partner and its Affiliates, except as may be provided in contracts entered into from time to time specifically dealing with such use. Any determination by the General Partner or any of its Affiliates to enter into such contracts shall be at its option.

        (e) Except as expressly set forth in this Agreement, neither the General Partner nor any other Indemnitee shall have any duties or liabilities, including fiduciary duties, to the Partnership or any Limited Partner or Assignee and the provisions of this Agreement, to the extent that they restrict, eliminate or otherwise modify the duties and liabilities, including fiduciary duties, of the General Partner or any other Indemnitee otherwise existing at law or in equity, are agreed by the Partners to replace such other duties and liabilities of the General Partner or such other Indemnitee.

        (f) The Unitholders hereby authorize the General Partner, on behalf of the Partnership as a partner or member of a Group Member, to approve of actions by the general partner or managing member of such Group Member similar to those actions permitted to be taken by the General Partner pursuant to this Section 7.9.

Section 7.10    Other Matters Concerning the General Partner.

        (a) The General Partner may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

        (b) The General Partner may consult with legal counsel, accountants, appraisers, management consultants, investment bankers and other consultants and advisers selected by it, and any act taken or omitted to be taken in reliance upon the opinion (including an Opinion of Counsel) of such Persons as to matters that the General Partner reasonably believes to be within such Person's professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such opinion.

        (c) The General Partner shall have the right, in respect of any of its powers or obligations hereunder, to act through any of its duly authorized officers, a duly appointed attorney or attorneys-in-fact or the duly authorized officers of the Partnership.

Section 7.11    Purchase or Sale of Partnership Securities.

        The General Partner may cause the Partnership to purchase or otherwise acquire Partnership Securities; provided that, except as permitted pursuant to Section 4.10, the General Partner may not cause any Group Member to purchase Subordinated Units during the Subordination Period. As long as Partnership Securities are held by any Group Member, such Partnership Securities shall not be considered Outstanding for any purpose, except as otherwise provided herein. The General Partner or

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

any Affiliate of the General Partner may also purchase or otherwise acquire and sell or otherwise dispose of Partnership Securities for its own account, subject to the provisions of Articles IV and X.

Section 7.12    Registration Rights of the General Partner and its Affiliates.

        (a) If (i) the General Partner or any Affiliate of the General Partner (including for purposes of this Section 7.12, any Person that is an Affiliate of the General Partner at the date hereof notwithstanding that it may later cease to be an Affiliate of the General Partner) holds Partnership Securities that it desires to sell and (ii) Rule 144 of the Securities Act (or any successor rule or regulation to Rule 144) or another exemption from registration is not available to enable such holder of Partnership Securities (the "Holder") to dispose of the number of Partnership Securities it desires to sell at the time it desires to do so without registration under the Securities Act, then at the option and upon the request of the Holder, the Partnership shall file with the Commission as promptly as practicable after receiving such request, and use all reasonable efforts to cause to become effective and remain effective for a period of not less than six months following its effective date or such shorter period as shall terminate when all Partnership Securities covered by such registration statement have been sold, a registration statement under the Securities Act registering the offering and sale of the number of Partnership Securities specified by the Holder; provided, however, that the Partnership shall not be required to effect more than three registrations pursuant to Sections 7.12(a) and 7.12(b); and provided further, however, that if the Conflicts Committee determines in good faith that the requested registration would be materially detrimental to the Partnership and its Partners because such registration would (x) materially interfere with a significant acquisition, reorganization or other similar transaction involving the Partnership, (y) require premature disclosure of material information that the Partnership has a bona fide business purpose for preserving as confidential or (z) render the Partnership unable to comply with requirements under applicable securities laws, then the Partnership shall have the right to postpone such requested registration for a period of not more than six months after receipt of the Holder's request, such right pursuant to this Section 7.12(a) or Section 7.12(b) not to be utilized more than once in any twelve-month period. Except as provided in the preceding sentence, the Partnership shall be deemed not to have used all reasonable efforts to keep the registration statement effective during the applicable period if it voluntarily takes any action that would result in Holders of Partnership Securities covered thereby not being able to offer and sell such Partnership Securities at any time during such period, unless such action is required by applicable law. In connection with any registration pursuant to the immediately preceding sentence, the Partnership shall (i) promptly prepare and file (A) such documents as may be necessary to register or qualify the securities subject to such registration under the securities laws of such states as the Holder shall reasonably request; provided, however, that no such qualification shall be required in any jurisdiction where, as a result thereof, the Partnership would become subject to general service of process or to taxation or qualification to do business as a foreign corporation or partnership doing business in such jurisdiction solely as a result of such registration, and (B) such documents as may be necessary to apply for listing or to list the Partnership Securities subject to such registration on such National Securities Exchange as the Holder shall reasonably request, and (ii) do any and all other acts and things that may be necessary or appropriate to enable the Holder to consummate a public sale of such Partnership Securities in such states. Except as set forth in Section 7.12(d), all costs and expenses of any such registration and offering (other than the underwriting discounts and commissions) shall be paid by the Partnership, without reimbursement by the Holder.

        (b) If any Holder holds Partnership Securities that it desires to sell and Rule 144 of the Securities Act (or any successor rule or regulation to Rule 144) or another exemption from registration is not available to enable such Holder to dispose of the number of Partnership Securities it desires to sell at

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

the time it desires to do so without registration under the Securities Act, then at the option and upon the request of the Holder, the Partnership shall file with the Commission as promptly as practicable after receiving such request, and use all reasonable efforts to cause to become effective and remain effective for a period of not less than six months following its effective date or such shorter period as shall terminate when all Partnership Securities covered by such shelf registration statement have been sold, a "shelf" registration statement covering the Partnership Securities specified by the Holder on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission; provided, however, that the Partnership shall not be required to effect more than three registrations pursuant to Section 7.12(a) and this Section 7.12(b); and provided further, however, that if the Conflicts Committee determines in good faith that any offering under, or the use of any prospectus forming a part of, the shelf registration statement would be materially detrimental to the Partnership and its Partners because such offering or use would (x) materially interfere with a significant acquisition, reorganization or other similar transaction involving the Partnership, (y) require premature disclosure of material information that the Partnership has a bona fide business purpose for preserving as confidential or (z) render the Partnership unable to comply with requirements under applicable securities laws, then the Partnership shall have the right to suspend such offering or use for a period of not more than six months after receipt of the Holder's request, such right pursuant to Section 7.12(a) or this Section 7.12(b) not to be utilized more than once in any twelve-month period. Except as provided in the preceding sentence, the Partnership shall be deemed not to have used all reasonable efforts to keep the shelf registration statement effective during the applicable period if it voluntarily takes any action that would result in Holders of Partnership Securities covered thereby not being able to offer and sell such Partnership Securities at any time during such period, unless such action is required by applicable law. In connection with any shelf registration pursuant to this Section 7.12(b), the Partnership shall (i) promptly prepare and file (A) such documents as may be necessary to register or qualify the securities subject to such shelf registration under the securities laws of such states as the Holder shall reasonably request; provided, however, that no such qualification shall be required in any jurisdiction where, as a result thereof, the Partnership would become subject to general service of process or to taxation or qualification to do business as a foreign corporation or partnership doing business in such jurisdiction solely as a result of such shelf registration, and (B) such documents as may be necessary to apply for listing or to list the Partnership Securities subject to such shelf registration on such National Securities Exchange as the Holder shall reasonably request, and (ii) do any and all other acts and things that may be necessary or appropriate to enable the Holder to consummate a public sale of such Partnership Securities in such states. Except as set forth in Section 7.12(d), all costs and expenses of any such shelf registration and offering (other than the underwriting discounts and commissions) shall be paid by the Partnership, without reimbursement by the Holder.

        (c) If the Partnership shall at any time propose to file a registration statement under the Securities Act for an offering of equity securities of the Partnership for cash (other than an offering relating solely to an employee benefit plan), the Partnership shall use all reasonable efforts to include such number or amount of securities held by the Holder in such registration statement as the Holder shall request; provided, that the Partnership is not required to make any effort or take an action to so include the securities of the Holder once the registration statement is declared effective by the Commission, including any registration statement providing for the offering from time to time of securities pursuant to Rule 415 of the Securities Act. If the proposed offering pursuant to this Section 7.12(c) shall be an underwritten offering, then, in the event that the managing underwriter or managing underwriters of such offering advise the Partnership and the Holder in writing that in their opinion the inclusion of all or some of the Holder's Partnership Securities would adversely and

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

materially affect the success of the offering, the Partnership shall include in such offering only that number or amount, if any, of securities held by the Holder that, in the opinion of the managing underwriter or managing underwriters, will not so adversely and materially affect the offering. Except as set forth in Section 7.12(d), all costs and expenses of any such registration and offering (other than the underwriting discounts and commissions) shall be paid by the Partnership, without reimbursement by the Holder.

        (d) If underwriters are engaged in connection with any registration referred to in this Section 7.12, the Partnership shall provide indemnification, representations, covenants, opinions and other assurance to the underwriters in form and substance reasonably satisfactory to such underwriters. Further, in addition to and not in limitation of the Partnership's obligation under Section 7.7, the Partnership shall, to the fullest extent permitted by law, indemnify and hold harmless the Holder, its officers, directors and each Person who controls the Holder (within the meaning of the Securities Act) and any agent thereof (collectively, "Indemnified Persons") from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including legal fees and expenses), judgments, fines, penalties, interest, settlements or other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which any Indemnified Person may be involved, or is threatened to be involved, as a party or otherwise, under the Securities Act or otherwise (hereinafter referred to in this Section 7.12(d) as a "claim" and in the plural as "claims") based upon, arising out of or resulting from any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which any Partnership Securities were registered under the Securities Act or any state securities or Blue Sky laws, in any preliminary prospectus (if used prior to the effective date of such registration statement), or in any summary or final prospectus or in any amendment or supplement thereto (if used during the period the Partnership is required to keep the registration statement current), or arising out of, based upon or resulting from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading; provided, however, that the Partnership shall not be liable to any Indemnified Person to the extent that any such claim arises out of, is based upon or results from an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, such preliminary, summary or final prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Partnership by or on behalf of such Indemnified Person specifically for use in the preparation thereof.

        (e) The provisions of Sections 7.12(a), 7.12(b) and 7.12(c) shall continue to be applicable with respect to the General Partner (and any of the General Partner's Affiliates) after it ceases to be a general partner of the Partnership, during a period of two years subsequent to the effective date of such cessation and for so long thereafter as is required for the Holder to sell all of the Partnership Securities with respect to which it has requested during such two-year period inclusion in a registration statement otherwise filed or that a registration statement be filed; provided, however, that the Partnership shall not be required to file successive registration statements covering the same Partnership Securities for which registration was demanded during such two-year period. The provisions of Section 7.12(d) shall continue in effect thereafter.

        (f) The rights to cause the Partnership to register Partnership Securities pursuant to this Section 7.12 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such Partnership Securities, provided (i) the Partnership is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the Partnership Securities with respect to which such registration rights are being assigned; and

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

(ii) such transferee or assignee agrees in writing to be bound by and subject to the terms set forth in this Section 7.12.

        (g) Any request to register Partnership Securities pursuant to this Section 7.12 shall (i) specify the Partnership Securities intended to be offered and sold by the Person making the request, (ii) express such Person's present intent to offer such Partnership Securities for distribution, (iii) describe the nature or method of the proposed offer and sale of Partnership Securities, and (iv) contain the undertaking of such Person to provide all such information and materials and take all action as may be required in order to permit the Partnership to comply with all applicable requirements in connection with the registration of such Partnership Securities.

Section 7.13    Reliance by Third Parties.

        Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Partnership shall be entitled to assume that the General Partner and any officer of the General Partner authorized by the General Partner to act on behalf of and in the name of the Partnership has full power and authority to encumber, sell or otherwise use in any manner any and all assets of the Partnership and to enter into any authorized contracts on behalf of the Partnership, and such Person shall be entitled to deal with the General Partner or any such officer as if it were the Partnership's sole party in interest, both legally and beneficially. Each Limited Partner hereby waives any and all defenses or other remedies that may be available against such Person to contest, negate or disaffirm any action of the General Partner or any such officer in connection with any such dealing. In no event shall any Person dealing with the General Partner or any such officer or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expedience of any act or action of the General Partner or any such officer or its representatives. Each and every certificate, document or other instrument executed on behalf of the Partnership by the General Partner or its representatives shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (a) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect, (b) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Partnership and (c) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Partnership.

ARTICLE VIII
BOOKS, RECORDS, ACCOUNTING AND REPORTS

Section 8.1    Records and Accounting.

        The General Partner shall keep or cause to be kept at the principal office of the Partnership appropriate books and records with respect to the Partnership's business, including all books and records necessary to provide to the Limited Partners any information required to be provided pursuant to Section 3.4(a). Any books and records maintained by or on behalf of the Partnership in the regular course of its business, including the record of the Record Holders and Assignees of Units or other Partnership Securities, books of account and records of Partnership proceedings, may be kept on, or be in the form of, computer disks, hard drives, punch cards, magnetic tape, photographs, micrographics or any other information storage device; provided, that the books and records so maintained are convertible into clearly legible written form within a reasonable period of time. The books of the Partnership shall be maintained, for financial reporting purposes, on an accrual basis in accordance with U.S. GAAP.

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

Section 8.2    Fiscal Year.

        The fiscal year of the Partnership shall be a fiscal year ending December 31.

Section 8.3    Reports.

        (a) As soon as practicable, but in no event later than 120 days after the close of each fiscal year of the Partnership, the General Partner shall cause to be mailed or made available to each Record Holder of a Unit as of a date selected by the General Partner, an annual report containing financial statements of the Partnership for such fiscal year of the Partnership, presented in accordance with U.S. GAAP, including a balance sheet and statements of operations, Partnership equity and cash flows, such statements to be audited by a firm of independent public accountants selected by the General Partner.

        (b) As soon as practicable, but in no event later than 90 days after the close of each Quarter except the last Quarter of each fiscal year, the General Partner shall cause to be mailed or made available to each Record Holder of a Unit, as of a date selected by the General Partner, a report containing unaudited financial statements of the Partnership and such other information as may be required by applicable law, regulation or rule of any National Securities Exchange on which the Units are listed or admitted to trading, or as the General Partner determines to be necessary or appropriate.

ARTICLE IX
TAX MATTERS

Section 9.1    Tax Returns and Information.

        The Partnership shall timely file all returns of the Partnership that are required for federal, state and local income tax purposes on the basis of the accrual method and the taxable year or years that it is required by law to adopt, from time to time, as determined in good faith by the General Partner. In the event the Partnership is required to use a taxable year other than a year ending on December 31, the General Partner shall use reasonable efforts to change the taxable year of the Partnership to a year ending on December 31. The tax information reasonably required by Record Holders for federal and state income tax reporting purposes with respect to a taxable year shall be furnished to them within 90 days of the close of the calendar year in which the Partnership's taxable year ends. The classification, realization and recognition of income, gain, losses and deductions and other items shall be on the accrual method of accounting for federal income tax purposes.

Section 9.2    Tax Elections.

        (a) The Partnership shall make the election under Section 754 of the Code in accordance with applicable regulations thereunder, subject to the reservation of the right to seek to revoke any such election upon the General Partner's determination that such revocation is in the best interests of the Limited Partners. Notwithstanding any other provision herein contained, for the purposes of computing the adjustments under Section 743(b) of the Code, the General Partner shall be authorized (but not required) to adopt a convention whereby the price paid by a transferee of a Limited Partner Interest will be deemed to be the lowest quoted closing price of the Limited Partner Interests on any National Securities Exchange on which such Limited Partner Interests are listed or admitted to trading during the calendar month in which such transfer is deemed to occur pursuant to Section 6.2(g) without regard to the actual price paid by such transferee.

        (b) Except as otherwise provided herein, the General Partner shall determine whether the Partnership should make any other elections permitted by the Code.

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

Section 9.3    Tax Controversies.

        Subject to the provisions hereof, the General Partner is designated as the Tax Matters Partner (as defined in the Code) and is authorized and required to represent the Partnership (at the Partnership's expense) in connection with all examinations of the Partnership's affairs by tax authorities, including resulting administrative and judicial proceedings, and to expend Partnership funds for professional services and costs associated therewith. Each Partner agrees to cooperate with the General Partner and to do or refrain from doing any or all things reasonably required by the General Partner to conduct such proceedings.

Section 9.4    Withholding.

        Notwithstanding any other provision of this Agreement, the General Partner is authorized to take any action that may be required to cause the Partnership and other Group Members to comply with any withholding requirements established under the Code or any other federal, state or local law including pursuant to Sections 1441, 1442, 1445 and 1446 of the Code. To the extent that the Partnership is required or elects to withhold and pay over to any taxing authority any amount resulting from the allocation or distribution of income to any Partner or Assignee (including by reason of Section 1446 of the Code), the General Partner may treat the amount withheld as a distribution of cash pursuant to Section 6.3 in the amount of such withholding from such Partner.

ARTICLE X
ADMISSION OF PARTNERS

Section 10.1    Admission of Initial Limited Partners.

        Upon the issuance by the Partnership of Common Units, Subordinated Units and Incentive Distribution Rights to the General Partner, Chelsea Terminal Limited Partnership, Sandwich Terminal, L.L.C., Global Petroleum Corp., Montello Oil Corporation, Larea Holdings LLC, Larea Holdings II LLC and the Underwriters as described in Sections 5.2 and 5.3 in connection with the Initial Offering, the General Partner ~~shall admit~~admitted such parties to the Partnership as Initial Limited Partners in respect of the Common Units, Subordinated Units or Incentive Distribution Rights issued to them.

Section 10.2    Admission of Substituted Limited Partners.

        By transfer of a Limited Partner Interest in accordance with Article IV, the transferor shall be deemed to have given the transferee the right to seek admission as a Substituted Limited Partner subject to the conditions of, and in the manner permitted under, this Agreement. A transferor of a Certificate representing a Limited Partner Interest shall, however, only have the authority to convey to a purchaser or other transferee who does not execute and deliver a Transfer Application (a) the right to negotiate such Certificate to a purchaser or other transferee and (b) the right to transfer the right to request admission as a Substituted Limited Partner to such purchaser or other transferee in respect of the transferred Limited Partner Interests. Each transferee of a Limited Partner Interest (including any nominee holder or an agent acquiring such Limited Partner Interest for the account of another Person) who executes and delivers a Transfer Application shall, by virtue of such execution and delivery, be an Assignee. Such Assignee shall automatically be admitted to the Partnership as a Substituted Limited Partner with respect to the Limited Partner Interests so transferred to such Person at such time as such transfer is recorded in the books and records of the Partnership, and until so recorded, such transferee shall be an Assignee. The General Partner shall periodically, but no less frequently than on the first Business Day of each calendar quarter, cause any unrecorded transfers of Limited Partner Interests

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~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

with respect to which a duly executed Transfer Application has been received to be recorded in the books and records of the Partnership. An Assignee shall have an interest in the Partnership equivalent to that of a Limited Partner with respect to allocations and distributions, including liquidating distributions, of the Partnership. With respect to voting rights attributable to Limited Partner Interests that are held by Assignees, the General Partner shall be deemed to be the Limited Partner with respect thereto and shall, in exercising the voting rights in respect of such Limited Partner Interests on any matter, vote such Limited Partner Interests at the written direction of the Assignee who is the Record Holder of such Limited Partner Interests. If no such written direction is received, such Limited Partner Interests will not be voted. An Assignee shall have no other rights of a Limited Partner.

Section 10.3    Admission of Successor General Partner.

        A successor General Partner approved pursuant to Sections 11.1 or 11.2 or the transferee of or successor to all of the General Partner Interest (represented by General Partner Units) pursuant to Section 4.6 who is proposed to be admitted as a successor General Partner shall be admitted to the Partnership as the General Partner, effective immediately prior to the withdrawal or removal of the predecessor or transferring General Partner, pursuant to Sections 11.1 or 11.2 or the transfer of the General Partner Interest (represented by General Partner Units) pursuant to Section 4.6, provided, however, that no such successor shall be admitted to the Partnership until compliance with the terms of Section 4.6 has occurred and such successor has executed and delivered such other documents or instruments as may be required to effect such admission. Any such successor shall, subject to the terms hereof, carry on the business of the members of the Partnership Group without dissolution.

Section 10.4    Admission of Additional Limited Partners.

        (a) A Person (other than the General Partner, an Initial Limited Partner or a Substituted Limited Partner) who makes a Capital Contribution to the Partnership in accordance with this Agreement shall be admitted to the Partnership as an Additional Limited Partner only upon furnishing to the General Partner:

          (i)    evidence of acceptance in form satisfactory to the General Partner of all of the terms and conditions of this Agreement, including the power of attorney granted in Section 2.6, and

          (ii)   such other documents or instruments as may be required by the General Partner to effect such Person's admission as an Additional Limited Partner.

        (b) Notwithstanding anything to the contrary in this Section 10.4, no Person shall be admitted as an Additional Limited Partner without the consent of the General Partner. The admission of any Person as an Additional Limited Partner shall become effective on the date upon which the name of such Person is recorded as such in the books and records of the Partnership, following the consent of the General Partner to such admission.

Section 10.5    Amendment of Agreement and Certificate of Limited Partnership.

        To effect the admission to the Partnership of any Partner, the General Partner shall take all steps necessary or appropriate under the Delaware Act to amend the records of the Partnership to reflect such admission and, if necessary, to prepare as soon as practicable an amendment to this Agreement and, if required by law, the General Partner shall prepare and file an amendment to the Certificate of Limited Partnership, and the General Partner may for this purpose, among others, exercise the power of attorney granted pursuant to Section 2.6.

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

ARTICLE XI
WITHDRAWAL OR REMOVAL OF PARTNERS

Section 11.1    Withdrawal of the General Partner.

        (a) The General Partner shall be deemed to have withdrawn from the Partnership upon the occurrence of any one of the following events (each such event herein referred to as an "Event of Withdrawal");

          (i)    The General Partner voluntarily withdraws from the Partnership by giving written notice to the other Partners;

          (ii)   The General Partner transfers all of its rights as General Partner pursuant to Section 4.6;

          (iii)  The General Partner is removed pursuant to Section 11.2;

          (iv)  The General Partner (A) makes a general assignment for the benefit of creditors; (B) files a voluntary bankruptcy petition for relief under Chapter 7 of the United States Bankruptcy Code; (C) files a petition or answer seeking for itself a liquidation, dissolution or similar relief (but not a reorganization) under any law; (D) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the General Partner in a proceeding of the type described in clauses (A)-(C) of this Section 11.1(a)(iv); or (E) seeks, consents to or acquiesces in the appointment of a trustee (but not a debtor-in-possession), receiver or liquidator of the General Partner or of all or any substantial part of its properties;

          (v)   A final and non-appealable order of relief under Chapter 7 of the United States Bankruptcy Code is entered by a court with appropriate jurisdiction pursuant to a voluntary or involuntary petition by or against the General Partner; or

          (vi)  (A) in the event the General Partner is a corporation, a certificate of dissolution or its equivalent is filed for the General Partner, or 90 days expire after the date of notice to the General Partner of revocation of its charter without a reinstatement of its charter, under the laws of its state of incorporation; (B) in the event the General Partner is a partnership or a limited liability company, the dissolution and commencement of winding up of the General Partner; (C) in the event the General Partner is acting in such capacity by virtue of being a trustee of a trust, the termination of the trust; (D) in the event the General Partner is a natural person, his death or adjudication of incompetency; and (E) otherwise in the event of the termination of the General Partner.

If an Event of Withdrawal specified in Sections 11.1(a)(iv), 11.1(a)(v) or 11.1(a)(vi)(A), 11.1(a)(vi)(B), 11.1(a)(vi)(C) or 11.1(a)(vi)(E) occurs, the withdrawing General Partner shall give notice to the Limited Partners within 30 days after such occurrence. The Partners hereby agree that only the Events of Withdrawal described in this Section 11.1 shall result in the withdrawal of the General Partner from the Partnership.

        (b) Withdrawal of the General Partner from the Partnership upon the occurrence of an Event of Withdrawal shall not constitute a breach of this Agreement under the following circumstances: (i) at any time during the period beginning on the Closing Date and ending at 12:00 midnight, prevailing Eastern Time, on September 30, 2015, the General Partner voluntarily withdraws by giving at least 90 days' advance notice of its intention to withdraw to the Limited Partners; provided, that prior to the effective date of such withdrawal, the withdrawal is approved by Unitholders holding at least a majority

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

of the Outstanding Common Units (excluding Common Units held by the General Partner and its Affiliates) and the General Partner delivers to the Partnership an Opinion of Counsel ("Withdrawal Opinion of Counsel") that such withdrawal (following the selection of the successor General Partner) would not result in the loss of the limited liability of any Limited Partner or any Group Member or cause any Group Member to be treated as an association taxable as a corporation or otherwise to be taxed as an entity for federal income tax purposes (to the extent not already so treated or taxed); (ii) at any time after 12:00 midnight, prevailing Eastern Time, on September 30, 2015, the General Partner voluntarily withdraws by giving at least 90 days' advance notice to the Unitholders, such withdrawal to take effect on the date specified in such notice; (iii) at any time that the General Partner ceases to be the General Partner pursuant to Section 11.1(a)(ii) or is removed pursuant to Section 11.2; or (iv) notwithstanding clause (i) of this sentence, at any time that the General Partner voluntarily withdraws by giving at least 90 days' advance notice of its intention to withdraw to the Limited Partners, such withdrawal to take effect on the date specified in the notice, if at the time such notice is given one Person and its Affiliates (other than the General Partner and its Affiliates) own beneficially or of record or control at least 50% of the Outstanding Units. The withdrawal of the General Partner from the Partnership upon the occurrence of an Event of Withdrawal shall also constitute the withdrawal of the General Partner as general partner or managing member, if any, to the extent applicable, of the other Group Members. If the General Partner gives a notice of withdrawal pursuant to Section 11.1(a)(i), the holders of a Unit Majority, may, prior to the effective date of such withdrawal, elect a successor General Partner. The Person so elected as successor General Partner shall automatically become the successor general partner or managing member, to the extent applicable, of the other Group Members of which the General Partner is a general partner or a managing member. If, prior to the effective date of the General Partner's withdrawal, a successor is not selected by the Unitholders as provided herein or the Partnership does not receive a Withdrawal Opinion of Counsel, the Partnership shall be dissolved in accordance with Section 12.1. Any successor General Partner elected in accordance with the terms of this Section 11.1 shall be subject to the provisions of Section 10.3.

Section 11.2    Removal of the General Partner.

        The General Partner may be removed if such removal is approved by the Unitholders holding at least 66 2/3% of the Outstanding Units (including Units held by the General Partner and its Affiliates) voting as a single class. Any such action by such holders for removal of the General Partner must also provide for the election of a successor General Partner by the Unitholders holding a majority of the outstanding Common Units voting as a class and a majority of the outstanding Subordinated Units voting as a class (including Units held by the General Partner and its Affiliates). Such removal shall be effective immediately following the admission of a successor General Partner pursuant to Section 10.3. The removal of the General Partner shall also automatically constitute the removal of the General Partner as general partner or managing member, to the extent applicable, of the other Group Members of which the General Partner is a general partner or a managing member. If a Person is elected as a successor General Partner in accordance with the terms of this Section 11.2, such Person shall, upon admission pursuant to Section 10.3, automatically become a successor general partner or managing member, to the extent applicable, of the other Group Members of which the General Partner is a general partner or a managing member. The right of the holders of Outstanding Units to remove the General Partner shall not exist or be exercised unless the Partnership has received an opinion opining as to the matters covered by a Withdrawal Opinion of Counsel. Any successor General Partner elected in accordance with the terms of this Section 11.2 shall be subject to the provisions of Section 10.3.

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

Section 11.3    Interest of Departing General Partner and Successor General Partner.

        (a) In the event of (i) withdrawal of the General Partner under circumstances where such withdrawal does not violate this Agreement or (ii) removal of the General Partner by the holders of Outstanding Units under circumstances where Cause does not exist, if the successor General Partner is elected in accordance with the terms of Sections 11.1 or 11.2, the Departing General Partner shall have the option, exercisable prior to the effective date of the departure of such Departing General Partner, to require its successor to purchase its General Partner Interest (represented by General Partner Units) and its general partner interest (or equivalent interest), if any, in the other Group Members and all of the Incentive Distribution Rights (collectively, the "Combined Interest") in exchange for an amount in cash equal to the fair market value of such Combined Interest, such amount to be determined and payable as of the effective date of its departure. If the General Partner is removed by the Unitholders under circumstances where Cause exists or if the General Partner withdraws under circumstances where such withdrawal violates this Agreement, and if a successor General Partner is elected in accordance with the terms of Sections 11.1 or 11.2 (or if the business of the Partnership is continued pursuant to Section 12.2 and the successor General Partner is not the former General Partner), such successor shall have the option, exercisable prior to the effective date of the departure of such Departing General Partner (or, in the event the business of the Partnership is continued, prior to the date the business of the Partnership is continued), to purchase the Combined Interest for such fair market value of such Combined Interest of the Departing General Partner. In either event, the Departing General Partner shall be entitled to receive all reimbursements due such Departing General Partner pursuant to Section 7.4, including any employee-related liabilities (including severance liabilities), incurred in connection with the termination of any employees employed by the Departing General Partner or its Affiliates (other than any Group Member) for the benefit of the Partnership or the other Group Members.

        For purposes of this Section 11.3(a), the fair market value of the Departing General Partner's Combined Interest shall be determined by agreement between the Departing General Partner and its successor or, failing agreement within 30 days after the effective date of such Departing General Partner's departure, by an independent investment banking firm or other independent expert selected by the Departing General Partner and its successor, which, in turn, may rely on other experts, and the determination of which shall be conclusive as to such matter. If such parties cannot agree upon one independent investment banking firm or other independent expert within 45 days after the effective date of such departure, then the Departing General Partner shall designate an independent investment banking firm or other independent expert, the Departing General Partner's successor shall designate an independent investment banking firm or other independent expert, and such firms or experts shall mutually select a third independent investment banking firm or independent expert, which third independent investment banking firm or other independent expert shall determine the fair market value of the Combined Interest of the Departing General Partner. In making its determination, such third independent investment banking firm or other independent expert may consider the then current trading price of Units on any National Securities Exchange on which Units are then listed or admitted to trading, the value of the Partnership's assets, the rights and obligations of the Departing General Partner and other factors it may deem relevant.

        (b) If the Combined Interest is not purchased in the manner set forth in Section 11.3(a), the Departing General Partner (or its transferee) shall become a Limited Partner and its Combined Interest shall be converted into Common Units pursuant to a valuation made by an investment banking firm or other independent expert selected pursuant to Section 11.3(a), without reduction in such Partnership Interest (but subject to proportionate dilution by reason of the admission of its successor).

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

Any successor General Partner shall indemnify the Departing General Partner (or its transferee) as to all debts and liabilities of the Partnership arising on or after the date on which the Departing General Partner (or its transferee) becomes a Limited Partner. For purposes of this Agreement, conversion of the Combined Interest of the Departing General Partner to Common Units will be characterized as if the Departing General Partner (or its transferee) contributed its Combined Interest to the Partnership in exchange for the newly issued Common Units.

        (c) If a successor General Partner is elected in accordance with the terms of Sections 11.1 or 11.2 (or if the business of the Partnership is continued pursuant to Section 12.2 and the successor General Partner is not the former General Partner) and the option described in Section 11.3(a) is not exercised by the party entitled to do so, the successor General Partner shall, at the effective date of its admission to the Partnership, contribute to the Partnership cash in the amount equal to the product of the Percentage Interest of the Departing General Partner and the Net Agreed Value of the Partnership's assets on such date. In such event, such successor General Partner shall, subject to the following sentence, be entitled to its Percentage Interest of all Partnership allocations and distributions to which the Departing General Partner was entitled. In addition, the successor General Partner shall cause this Agreement to be amended to reflect that, from and after the date of such successor General Partner's admission, the successor General Partner's interest in all Partnership distributions and allocations shall be its Percentage Interest.

Section 11.4    Termination of Subordination Period, Conversion of Subordinated Units and Extinguishment of Cumulative Common Unit Arrearages.

        Notwithstanding any provision of this Agreement, if the General Partner is removed as general partner of the Partnership under circumstances where Cause does not exist and Units held by the General Partner and its Affiliates are not voted in favor of such removal, (i) the Subordination Period will end and all Outstanding Subordinated Units will immediately and automatically convert into Common Units on a one-for-one basis, (ii) all Cumulative Common Unit Arrearages on the Common Units will be extinguished and (iii) the General Partner will have the right to convert its General Partner Interest (represented by General Partner Units) and its Incentive Distribution Rights into Common Units or to receive cash in exchange therefor.

Section 11.5    Withdrawal of Limited Partners.

        No Limited Partner shall have any right to withdraw from the Partnership; provided, however, that when a transferee of a Limited Partner's Limited Partner Interest becomes a Record Holder of the Limited Partner Interest so transferred, such transferring Limited Partner shall cease to be a Limited Partner with respect to the Limited Partner Interest so transferred.

ARTICLE XII
DISSOLUTION AND LIQUIDATION

Section 12.1    Dissolution.

        The Partnership shall not be dissolved by the admission of Substituted Limited Partners or Additional Limited Partners or by the admission of a successor General Partner in accordance with the terms of this Agreement. Upon the removal or withdrawal of the General Partner, if a successor General Partner is elected pursuant to Sections 11.1 or 11.2, the Partnership shall not be dissolved and

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

such successor General Partner shall continue the business of the Partnership. The Partnership shall dissolve, and (subject to Section 12.2) its affairs shall be wound up, upon:

        (a) an Event of Withdrawal of the General Partner as provided in Section 11.1(a) (other than Section 11.1(a)(ii)), unless a successor is elected and an Opinion of Counsel is received as provided in Sections 11.1(b) or 11.2 and such successor is admitted to the Partnership pursuant to Section 10.3;

        (b) an election to dissolve the Partnership by the General Partner that is approved by the holders of a Unit Majority;

        (c) the entry of a decree of judicial dissolution of the Partnership pursuant to the provisions of the Delaware Act; or

        (d) at any time there are no Limited Partners, unless the Partnership is continued without dissolution in accordance with the Delaware Act.

Section 12.2    Continuation of the Business of the Partnership After Dissolution.

        Upon (a) dissolution of the Partnership following an Event of Withdrawal caused by the withdrawal or removal of the General Partner as provided in Sections 11.1(a)(i) or 11.1(a)(iii) and the failure of the Partners to select a successor to such Departing General Partner pursuant to Sections 11.1 or 11.2, then within 90 days thereafter, or (b) dissolution of the Partnership upon an event constituting an Event of Withdrawal as defined in Sections 11.1(a)(iv), 11.1(a)(v) or 11.1(a)(vi), then, to the maximum extent permitted by law, within 180 days thereafter, the holders of a Unit Majority may elect to continue the business of the Partnership on the same terms and conditions set forth in this Agreement by appointing as a successor General Partner a Person approved by the holders of a Unit Majority. Unless such an election is made within the applicable time period as set forth above, the Partnership shall conduct only activities necessary to wind up its affairs. If such an election is so made, then:

          (i)    the Partnership shall continue without dissolution unless earlier dissolved in accordance with this Article XII;

          (ii)   if the successor General Partner is not the former General Partner, then the interest of the former General Partner shall be treated in the manner provided in Section 11.3; and

          (iii)  the successor General Partner shall be admitted to the Partnership as General Partner, effective as of the Event of Withdrawal, by agreeing in writing to be bound by this Agreement; provided, that the right of the holders of a Unit Majority to approve a successor General Partner and to continue the business of the Partnership shall not exist and may not be exercised unless the Partnership has received an Opinion of Counsel that (x) the exercise of the right would not result in the loss of limited liability of any Limited Partner and (y) neither the Partnership nor any Group Member would be treated as an association taxable as a corporation or otherwise be taxable as an entity for federal income tax purposes upon the exercise of such right to continue (to the extent not already so treated or taxed).

Section 12.3 Liquidator.

        Upon dissolution of the Partnership, unless the business of the Partnership is continued pursuant to Section 12.2, the General Partner shall select one or more Persons to act as Liquidator. The Liquidator (if other than the General Partner) shall be entitled to receive such compensation for its services as may be approved by holders of at least a majority of the Outstanding Common Units and Subordinated Units voting as a single class. The Liquidator (if other than the General Partner) shall

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

agree not to resign at any time without 15 days' prior notice and may be removed at any time, with or without cause, by notice of removal approved by holders of at least a majority of the Outstanding Common Units and Subordinated Units voting as a single class. Upon dissolution, removal or resignation of the Liquidator, a successor and substitute Liquidator (who shall have and succeed to all rights, powers and duties of the original Liquidator) shall within 30 days thereafter be approved by holders of at least a majority of the Outstanding Common Units and Subordinated Units voting as a single class. The right to approve a successor or substitute Liquidator in the manner provided herein shall be deemed to refer also to any such successor or substitute Liquidator approved in the manner herein provided. Except as expressly provided in this Article XII, the Liquidator approved in the manner provided herein shall have and may exercise, without further authorization or consent of any of the parties hereto, all of the powers conferred upon the General Partner under the terms of this Agreement (but subject to all of the applicable limitations, contractual and otherwise, upon the exercise of such powers, other than the limitation on sale set forth in Section 7.3) necessary or appropriate to carry out the duties and functions of the Liquidator hereunder for and during the period of time required to complete the winding up and liquidation of the Partnership as provided for herein.

Section 12.4    Liquidation.

        The Liquidator shall proceed to dispose of the assets of the Partnership, discharge its liabilities, and otherwise wind up its affairs in such manner and over such period as determined by the Liquidator, subject to Section 17-804 of the Delaware Act and the following:

        (a) The assets may be disposed of by public or private sale or by distribution in kind to one or more Partners on such terms as the Liquidator and such Partner or Partners may agree. If any property is distributed in kind, the Partner receiving the property shall be deemed for purposes of Section 12.4(c) to have received cash equal to its fair market value; and contemporaneously therewith, appropriate cash distributions must be made to the other Partners. The Liquidator may defer liquidation or distribution of the Partnership's assets for a reasonable time if it determines that an immediate sale or distribution of all or some of the Partnership's assets would be impractical or would cause undue loss to the Partners. The Liquidator may distribute the Partnership's assets, in whole or in part, in kind if it determines that a sale would be impractical or would cause undue loss to the Partners.

        (b) Liabilities of the Partnership include amounts owed to the Liquidator as compensation for serving in such capacity (subject to the terms of Section 12.3) and amounts to Partners otherwise than in respect of their distribution rights under Article VI. With respect to any liability that is contingent, conditional or unmatured or is otherwise not yet due and payable, the Liquidator shall either settle such claim for such amount as it thinks appropriate or establish a reserve of cash or other assets to provide for its payment. When paid, any unused portion of the reserve shall be distributed as additional liquidation proceeds.

        (c) All property and all cash in excess of that required to discharge liabilities as provided in Section 12.4(b) shall be distributed to the Partners in accordance with, and to the extent of, the positive balances in their respective Capital Accounts, as determined after taking into account all Capital Account adjustments (other than those made by reason of distributions pursuant to this Section 12.4(c)) for the taxable year of the Partnership during which the liquidation of the Partnership occurs (with such date of occurrence being determined pursuant to Treasury Regulation Section 1.704-1(b)(2)(ii)(g)), and such distribution shall be made by the end of such taxable year (or, if later, within 90 days after said date of such occurrence).

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

Section 12.5    Cancellation of Certificate of Limited Partnership.

        Upon the completion of the distribution of Partnership cash and property as provided in Section 12.4 in connection with the liquidation of the Partnership, the Certificate of Limited Partnership and all qualifications of the Partnership as a foreign limited partnership in jurisdictions other than the State of Delaware shall be canceled and such other actions as may be necessary to terminate the Partnership shall be taken.

Section 12.6    Return of Contributions.

        The General Partner shall not be personally liable for, and shall have no obligation to contribute or loan any monies or property to the Partnership to enable it to effectuate, the return of the Capital Contributions of the Limited Partners or Unitholders, or any portion thereof, it being expressly understood that any such return shall be made solely from Partnership assets.

Section 12.7    Waiver of Partition.

        To the maximum extent permitted by law, each Partner hereby waives any right to partition of the Partnership property.

Section 12.8    Capital Account Restoration.

        No Limited Partner shall have any obligation to restore any negative balance in its Capital Account upon liquidation of the Partnership. The General Partner shall be obligated to restore any negative balance in its Capital Account upon liquidation of its interest in the Partnership by the end of the taxable year of the Partnership during which such liquidation occurs, or, if later, within 90 days after the date of such liquidation.

ARTICLE XIII
AMENDMENT OF PARTNERSHIP AGREEMENT; MEETINGS; RECORD DATE

Section 13.1    Amendments to be Adopted Solely by the General Partner.

        Each Partner agrees that the General Partner, without the approval of any Partner or Assignee, may amend any provision of this Agreement and execute, swear to, acknowledge, deliver, file and record whatever documents may be required in connection therewith, to reflect:

        (a) a change in the name of the Partnership, the location of the principal place of business of the Partnership, the registered agent of the Partnership or the registered office of the Partnership;

        (b) admission, substitution, withdrawal or removal of Partners in accordance with this Agreement;

        (c) a change that the General Partner determines to be necessary or appropriate to qualify or continue the qualification of the Partnership as a limited partnership or a partnership in which the Limited Partners have limited liability under the laws of any state or to ensure that the Group Members will not be treated as associations taxable as corporations or otherwise taxed as entities for federal income tax purposes;

        (d) a change that the General Partner determines, (i) does not adversely affect the Limited Partners (including any particular class of Partnership Interests as compared to other classes of Partnership Interests) in any material respect, (ii) to be necessary or appropriate to (A) satisfy any requirements, conditions or guidelines contained in any opinion, directive, order, ruling or regulation of any federal or state agency or judicial authority or contained in any federal or state statute (including the Delaware Act) or (B) facilitate the trading of the Units (including the division of any class or

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

classes of Outstanding Units into different classes to facilitate uniformity of tax consequences within such classes of Units) or comply with any rule, regulation, guideline or requirement of any National Securities Exchange on which the Units are or will be listed or admitted to trading, (iii) to be necessary or appropriate in connection with action taken by the General Partner pursuant to Section 5.9 or (iv) is required to effect the intent expressed in the Registration Statement or the intent of the provisions of this Agreement or is otherwise contemplated by this Agreement;

        (e) a change in the fiscal year or taxable year of the Partnership and any other changes that the General Partner determines to be necessary or appropriate as a result of a change in the fiscal year or taxable year of the Partnership including, if the General Partner shall so determine, a change in the definition of "Quarter" and the dates on which distributions are to be made by the Partnership;

        (f) an amendment that is necessary, in the Opinion of Counsel, to prevent the Partnership, or the General Partner or its directors, officers, trustees or agents from in any manner being subjected to the provisions of the Investment Company Act of 1940, as amended, the Investment Advisers Act of 1940, as amended, or "plan asset" regulations adopted under the Employee Retirement Income Security Act of 1974, as amended, regardless of whether such are substantially similar to plan asset regulations currently applied or proposed by the United States Department of Labor;

        (g) an amendment that the General Partner determines to be necessary or appropriate in connection with the authorization of issuance of any class or series of Partnership Securities pursuant to Section 5.6;

        (h) any amendment expressly permitted in this Agreement to be made by the General Partner acting alone;

        (i) an amendment effected, necessitated or contemplated by a Merger Agreement approved in accordance with Section 14.3;

        (j) an amendment that the General Partner determines to be necessary or appropriate to reflect and account for the formation by the Partnership of, or investment by the Partnership in, any corporation, partnership, joint venture, limited liability company or other entity, in connection with the conduct by the Partnership of activities permitted by the terms of Section 2.4;

        (k) a merger or conveyance pursuant to Section 14.3(d); or

        (l) any other amendments substantially similar to the foregoing.

Section 13.2    Amendment Procedures.

        Except as provided in Sections 13.1 and 13.3, all amendments to this Agreement shall be made in accordance with the following requirements. Amendments to this Agreement may be proposed only by the General Partner; provided, however, that the General Partner shall have no duty or obligation to propose any amendment to this Agreement and may decline to do so free of any fiduciary duty or obligation whatsoever to the Partnership, any Limited Partner or Assignee and, in declining to propose an amendment, to the fullest extent permitted by law shall not be required to act in good faith or pursuant to any other standard imposed by this Agreement, any Group Member Agreement, any other agreement contemplated hereby or under the Delaware Act or any other law, rule or regulation or at equity. A proposed amendment shall be effective upon its approval by the General Partner and the holders of a Unit Majority, unless a greater or different percentage is required under this Agreement or by Delaware law. Each proposed amendment that requires the approval of the holders of a specified percentage of Outstanding Units shall be set forth in a writing that contains the text of the proposed

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

amendment. If such an amendment is proposed, the General Partner shall seek the written approval of the requisite percentage of Outstanding Units or call a meeting of the Unitholders to consider and vote on such proposed amendment. The General Partner shall notify all Record Holders upon final adoption of any such proposed amendments.

Section 13.3    Amendment Requirements.

        (a) Notwithstanding the provisions of Sections 13.1 and 13.2, no provision of this Agreement that establishes a percentage of Outstanding Units (including Units deemed owned by the General Partner) required to take any action shall be amended, altered, changed, repealed or rescinded in any respect that would have the effect of reducing such voting percentage unless such amendment is approved by the written consent or the affirmative vote of holders of Outstanding Units whose aggregate Outstanding Units constitute not less than the voting requirement sought to be reduced.

        (b) Notwithstanding the provisions of Sections 13.1 and 13.2, no amendment to this Agreement may (i) enlarge the obligations of any Limited Partner without its consent, unless such shall be deemed to have occurred as a result of an amendment approved pursuant to Section 13.3(c) or (ii) enlarge the obligations of, restrict in any way any action by or rights of, or reduce in any way the amounts distributable, reimbursable or otherwise payable to, the General Partner or any of its Affiliates without its consent, which consent may be given or withheld at its option.

        (c) Except as provided in Section 14.3, and without limitation of the General Partner's authority to adopt amendments to this Agreement without the approval of any Partners or Assignees as contemplated in Section 13.1, any amendment that would have a material adverse effect on the rights or preferences of any class of Partnership Interests in relation to other classes of Partnership Interests must be approved by the holders of not less than a majority of the Outstanding Partnership Interests of the class affected.

        (d) Notwithstanding any other provision of this Agreement, except for amendments pursuant to Section 13.1 and except as otherwise provided by Section 14.3(b), no amendments shall become effective without the approval of the holders of at least 90% of the Outstanding Units voting as a single class unless the Partnership obtains an Opinion of Counsel to the effect that such amendment will not affect the limited liability of any Limited Partner under applicable law.

        (e) Except as provided in Section 13.1, this Section 13.3 shall only be amended with the approval of the holders of at least 90% of the Outstanding Units.

Section 13.4    Special Meetings.

        All acts of Limited Partners to be taken pursuant to this Agreement shall be taken in the manner provided in this Article XIII. Special meetings of the Limited Partners may be called by the General Partner or by Limited Partners owning 20% or more of the Outstanding Units of the class or classes for which a meeting is proposed. Limited Partners shall call a special meeting by delivering to the General Partner one or more requests in writing stating that the signing Limited Partners wish to call a special meeting and indicating the general or specific purposes for which the special meeting is to be called. Within 60 days after receipt of such a call from Limited Partners or within such greater time as may be reasonably necessary for the Partnership to comply with any statutes, rules, regulations, listing agreements or similar requirements governing the holding of a meeting or the solicitation of proxies for use at such a meeting, the General Partner shall send a notice of the meeting to the Limited Partners either directly or indirectly through the Transfer Agent. A meeting shall be held at a time and place determined by the General Partner on a date not less than 10 days nor more than 60 days after the

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

mailing of notice of the meeting. Limited Partners shall not vote on matters that would cause the Limited Partners to be deemed to be taking part in the management and control of the business and affairs of the Partnership so as to jeopardize the Limited Partners' limited liability under the Delaware Act or the law of any other state in which the Partnership is qualified to do business.

Section 13.5    Notice of a Meeting.

        Notice of a meeting called pursuant to Section 13.4 shall be given to the Record Holders of the class or classes of Units for which a meeting is proposed in writing by mail or other means of written communication in accordance with Section 16.1. The notice shall be deemed to have been given at the time when deposited in the mail or sent by other means of written communication.

Section 13.6    Record Date.

        For purposes of determining the Limited Partners entitled to notice of or to vote at a meeting of the Limited Partners or to give approvals without a meeting as provided in Section 13.11 the General Partner may set a Record Date, which shall not be less than 10 nor more than 60 days before (a) the date of the meeting (unless such requirement conflicts with any rule, regulation, guideline or requirement of any National Securities Exchange on which the Units are listed or admitted to trading, in which case the rule, regulation, guideline or requirement of such National Securities Exchange shall govern) or (b) in the event that approvals are sought without a meeting, the date by which Limited Partners are requested in writing by the General Partner to give such approvals. If the General Partner does not set a Record Date, then (a) the Record Date for determining the Limited Partners entitled to notice of or to vote at a meeting of the Limited Partners shall be the close of business on the day next preceding the day on which notice is given, and (b) the Record Date for determining the Limited Partners entitled to give approvals without a meeting shall be the date the first written approval is deposited with the Partnership in care of the General Partner in accordance with Section 13.11.

Section 13.7    Adjournment.

        When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting and a new Record Date need not be fixed, if the time and place thereof are announced at the meeting at which the adjournment is taken, unless such adjournment shall be for more than 45 days. At the adjourned meeting, the Partnership may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 45 days or if a new Record Date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given in accordance with this Article XIII.

Section 13.8    Waiver of Notice; Approval of Meeting; Approval of Minutes.

        The transactions of any meeting of Limited Partners, however called and noticed, and whenever held, shall be as valid as if it had occurred at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy. Attendance of a Limited Partner at a meeting shall constitute a waiver of notice of the meeting, except when the Limited Partner attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened; and except that attendance at a meeting is not a waiver of any right to disapprove the consideration of matters required to be included in the notice of the meeting, but not so included, if the disapproval is expressly made at the meeting.

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

Section 13.9    Quorum and Voting.

        The holders of a majority of the Outstanding Units of the class or classes for which a meeting has been called (including Outstanding Units deemed owned by the General Partner) represented in person or by proxy shall constitute a quorum at a meeting of Limited Partners of such class or classes unless any such action by the Limited Partners requires approval by holders of a greater percentage of such Units, in which case the quorum shall be such greater percentage. At any meeting of the Limited Partners duly called and held in accordance with this Agreement at which a quorum is present, the act of Limited Partners holding Outstanding Units that in the aggregate represent a majority of the Outstanding Units entitled to vote and be present in person or by proxy at such meeting shall be deemed to constitute the act of all Limited Partners, unless a greater or different percentage is required with respect to such action under the provisions of this Agreement, in which case the act of the Limited Partners holding Outstanding Units that in the aggregate represent at least such greater or different percentage shall be required. The Limited Partners present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough Limited Partners to leave less than a quorum, if any action taken (other than adjournment) is approved by the required percentage of Outstanding Units specified in this Agreement (including Outstanding Units deemed owned by the General Partner). In the absence of a quorum any meeting of Limited Partners may be adjourned from time to time by the affirmative vote of holders of at least a majority of the Outstanding Units entitled to vote at such meeting (including Outstanding Units deemed owned by the General Partner) represented either in person or by proxy, but no other business may be transacted, except as provided in Section 13.7.

Section 13.10    Conduct of a Meeting.

        The General Partner shall have full power and authority concerning the manner of conducting any meeting of the Limited Partners or solicitation of approvals in writing, including the determination of Persons entitled to vote, the existence of a quorum, the satisfaction of the requirements of Section 13.4, the conduct of voting, the validity and effect of any proxies and the determination of any controversies, votes or challenges arising in connection with or during the meeting or voting. The General Partner shall designate a Person to serve as chairman of any meeting and shall further designate a Person to take the minutes of any meeting. All minutes shall be kept with the records of the Partnership maintained by the General Partner. The General Partner may make such other regulations consistent with applicable law and this Agreement as it may deem advisable concerning the conduct of any meeting of the Limited Partners or solicitation of approvals in writing, including regulations in regard to the appointment of proxies, the appointment and duties of inspectors of votes and approvals, the submission and examination of proxies and other evidence of the right to vote, and the revocation of approvals in writing.

Section 13.11    Action Without a Meeting.

        If authorized by the General Partner, any action that may be taken at a meeting of the Limited Partners may be taken without a meeting if an approval in writing setting forth the action so taken is signed by Limited Partners owning not less than the minimum percentage of the Outstanding Units (including Units deemed owned by the General Partner) that would be necessary to authorize or take such action at a meeting at which all the Limited Partners were present and voted (unless such provision conflicts with any rule, regulation, guideline or requirement of any National Securities Exchange on which the Units are listed or admitted to trading, in which case the rule, regulation, guideline or requirement of such National Securities Exchange shall govern). Prompt notice of the taking of action without a meeting shall be given to the Limited Partners who have not approved in

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

writing. The General Partner may specify that any written ballot submitted to Limited Partners for the purpose of taking any action without a meeting shall be returned to the Partnership within the time period, which shall be not less than 20 days, specified by the General Partner. If a ballot returned to the Partnership does not vote all of the Units held by the Limited Partners, the Partnership shall be deemed to have failed to receive a ballot for the Units that were not voted. If approval of the taking of any action by the Limited Partners is solicited by any Person other than by or on behalf of the General Partner, the written approvals shall have no force and effect unless and until (a) they are deposited with the Partnership in care of the General Partner, (b) approvals sufficient to take the action proposed are dated as of a date not more than 90 days prior to the date sufficient approvals are deposited with the Partnership and (c) an Opinion of Counsel is delivered to the General Partner to the effect that the exercise of such right and the action proposed to be taken with respect to any particular matter (i) will not cause the Limited Partners to be deemed to be taking part in the management and control of the business and affairs of the Partnership so as to jeopardize the Limited Partners' limited liability, and (ii) is otherwise permissible under the state statutes then governing the rights, duties and liabilities of the Partnership and the Partners.

Section 13.12    Right to Vote and Related Matters.

        (a) Only those Record Holders of the Units on the Record Date set pursuant to Section 13.6 (and also subject to the limitations contained in the definition of "Outstanding") shall be entitled to notice of, and to vote at, a meeting of Limited Partners or to act with respect to matters as to which the holders of the Outstanding Units have the right to vote or to act. All references in this Agreement to votes of, or other acts that may be taken by, the Outstanding Units shall be deemed to be references to the votes or acts of the Record Holders of such Outstanding Units.

        (b) With respect to Units that are held for a Person's account by another Person (such as a broker, dealer, bank, trust company or clearing corporation, or an agent of any of the foregoing), in whose name such Units are registered, such other Person shall, in exercising the voting rights in respect of such Units on any matter, and unless the arrangement between such Persons provides otherwise, vote such Units in favor of, and at the direction of, the Person who is the beneficial owner, and the Partnership shall be entitled to assume it is so acting without further inquiry. The provisions of this Section 13.12(b) (as well as all other provisions of this Agreement) are subject to the provisions of Section 4.3.

ARTICLE XIV
MERGER

Section 14.1    Authority.

        The Partnership may merge or consolidate with or into one or more corporations, limited liability companies, statutory trusts or associations, real estate investment trusts, common law trusts or unincorporated businesses, including a partnership (whether general or limited (including a limited liability partnership)), formed under the laws of the State of Delaware or any other state of the United States of America, pursuant to a written agreement of merger or consolidation ("Merger Agreement") in accordance with this Article XIV.

Section 14.2    Procedure for Merger or Consolidation.

        Merger or consolidation of the Partnership pursuant to this Article XIV requires the prior consent of the General Partner; provided, however, that, to the fullest extent permitted by law, the General Partner shall have no duty or obligation to consent to any merger or consolidation of the Partnership

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

and may decline to do so free of any fiduciary duty or obligation whatsoever to the Partnership, any Limited Partner or Assignee and, in declining to consent to a merger or consolidation, shall not be required to act in good faith or pursuant to any other standard imposed by this Agreement, any Group Member Agreement, any other agreement contemplated hereby or under the Delaware Act or any other law, rule or regulation or at equity. If the General Partner shall determine to consent to the merger or consolidation, the General Partner shall approve the Merger Agreement, which shall set forth:

        (a) the names and jurisdictions of formation or organization of each of the business entities proposing to merge or consolidate;

        (b) the name and jurisdiction of formation or organization of the business entity that is to survive the proposed merger or consolidation (the "Surviving Business Entity");

        (c) the terms and conditions of the proposed merger or consolidation;

        (d) the manner and basis of exchanging or converting the equity securities of each constituent business entity for, or into, cash, property or interests, rights, securities or obligations of the Surviving Business Entity; and (i) if any general or limited partner interests, securities or rights of any constituent business entity are not to be exchanged or converted solely for, or into, cash, property or interests, rights, securities or obligations of the Surviving Business Entity, the cash, property or general or limited partner interests, rights, securities or obligations of any general or limited partnership, corporation, trust, limited liability company, unincorporated business or other entity (other than the Surviving Business Entity) which the holders of such interests, securities or rights are to receive in exchange for, or upon conversion of their interests, securities or rights, and (ii) in the case of securities represented by certificates, upon the surrender of such certificates, which cash, property or interests, rights, securities or obligations of the Surviving Business Entity or any general or limited partnership, corporation, trust, limited liability company, unincorporated business or other entity (other than the Surviving Business Entity), or evidences thereof, are to be delivered;

        (e) a statement of any changes in the constituent documents or the adoption of new constituent documents (the articles or certificate of incorporation, articles of trust, declaration of trust, certificate or agreement of limited partnership or other similar charter or governing document) of the Surviving Business Entity to be effected by such merger or consolidation;

        (f) the effective time of the merger, which may be the date of the filing of the certificate of merger pursuant to Section 14.4 or a later date specified in or determinable in accordance with the Merger Agreement (provided, that if the effective time of the merger is to be later than the date of the filing of such certificate of merger, the effective time shall be fixed at a date or time certain at or prior to the time of the filing of such certificate of merger and stated therein); and

        (g) such other provisions with respect to the proposed merger or consolidation that the General Partner determines to be necessary or appropriate.

Section 14.3    Approval by Limited Partners of Merger or Consolidation.

        (a) Except as provided in Sections 14.3(d) and 14.3(e), the General Partner, upon its approval of the Merger Agreement, shall direct that the Merger Agreement be submitted to a vote of Limited Partners, whether at a special meeting or by written consent, in either case in accordance with the requirements of Article XIII. A copy or a summary of the Merger Agreement shall be included in or enclosed with the notice of a special meeting or the written consent.

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

        (b) Except as provided in Sections 14.3(d) and 14.3(e), the Merger Agreement shall be approved upon receiving the affirmative vote or consent of the holders of a Unit Majority.

        (c) Except as provided in Sections 14.3(d) and 14.3(e), after such approval by vote or consent of the Limited Partners, and at any time prior to the filing of the certificate of merger pursuant to Section 14.4, the merger or consolidation may be abandoned pursuant to provisions therefor, if any, set forth in the Merger Agreement.

        (d) Notwithstanding anything else contained in this Article XIV or in this Agreement, the General Partner is permitted, without Limited Partner approval, to convert the Partnership or any Group Member into a new limited liability entity, to merge the Partnership or any Group Member into, or convey all of the Partnership's assets to, another limited liability entity which shall be newly formed and shall have no assets, liabilities or operations at the time of such conversion, merger or conveyance other than those it receives from the Partnership or other Group Member if (i) the General Partner has received an Opinion of Counsel that the conversion, merger or conveyance, as the case may be, would not result in the loss of the limited liability of any Limited Partner or cause the Partnership to be treated as an association taxable as a corporation or otherwise to be taxed as an entity for federal income tax purposes (to the extent not previously treated as such), (ii) the sole purpose of such conversion, merger or conveyance is to effect a mere change in the legal form of the Partnership into another limited liability entity and (iii) the governing instruments of the new entity provide the Limited Partners and the General Partner with the same rights and obligations as are herein contained.

        (e) Additionally, notwithstanding anything else contained in this Article XIV or in this Agreement, the General Partner is permitted, without Limited Partner approval, to merge or consolidate the Partnership with or into another entity if (A) the General Partner has received an Opinion of Counsel that the merger or consolidation, as the case may be, would not result in the loss of the limited liability of any Limited Partner or cause the Partnership to be treated as an association taxable as a corporation or otherwise to be taxed as an entity for federal income tax purposes (to the extent not previously treated as such), (B) the merger or consolidation would not result in an amendment to the Partnership Agreement, other than any amendments that could be adopted pursuant to Section 13.1, (C) the Partnership is the Surviving Business Entity in such merger or consolidation, (D) each Unit outstanding immediately prior to the effective date of the merger or consolidation is to be an identical Unit of the Partnership after the effective date of the merger or consolidation, and (E) the number of Partnership Securities to be issued by the Partnership in such merger or consolidation do not exceed 20% of the Partnership Securities Outstanding immediately prior to the effective date of such merger or consolidation.

Section 14.4    Certificate of Merger.

        Upon the required approval by the General Partner and the Unitholders of a Merger Agreement, a certificate of merger shall be executed and filed with the Secretary of State of the State of Delaware in conformity with the requirements of the Delaware Act.

Section 14.5    Amendment of Partnership Agreement.

        Pursuant to Section 17-211(g) of the Delaware Act, an agreement of merger or consolidation approved in accordance with this Article XIV may (a) effect any amendment to this Agreement or (b) effect the adoption of a new partnership agreement for the Partnership if it is the Surviving Business Entity. Any such amendment or adoption made pursuant to this Section 14.5 shall be effective at the effective time or date of the merger or consolidation.

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

Section 14.6    Effect of Merger.

        (a) At the effective time of the certificate of merger:

          (i)    all of the rights, privileges and powers of each of the business entities that has merged or consolidated, and all property, real, personal and mixed, and all debts due to any of those business entities and all other things and causes of action belonging to each of those business entities, shall be vested in the Surviving Business Entity and after the merger or consolidation shall be the property of the Surviving Business Entity to the extent they were of each constituent business entity;

          (ii)   the title to any real property vested by deed or otherwise in any of those constituent business entities shall not revert and is not in any way impaired because of the merger or consolidation;

          (iii)  all rights of creditors and all liens on or security interests in property of any of those constituent business entities shall be preserved unimpaired; and

          (iv)  all debts, liabilities and duties of those constituent business entities shall attach to the Surviving Business Entity and may be enforced against it to the same extent as if the debts, liabilities and duties had been incurred or contracted by it.

        (b) A merger or consolidation effected pursuant to this Article shall not be deemed to result in a transfer or assignment of assets or liabilities from one entity to another.

ARTICLE XV
RIGHT TO ACQUIRE LIMITED PARTNER INTERESTS

Section 15.1    Right to Acquire Limited Partner Interests.

        (a) Notwithstanding any other provision of this Agreement, if at any time the General Partner and its Affiliates hold more than 80% of the total Limited Partner Interests of any class then Outstanding, the General Partner shall then have the right, which right it may assign and transfer in whole or in part to the Partnership or any Affiliate of the General Partner, exercisable at its option, to purchase all, but not less than all, of such Limited Partner Interests of such class then Outstanding held by Persons other than the General Partner and its Affiliates, at the greater of (x) the Current Market Price as of the date three days prior to the date that the notice described in Section 15.1(b) is mailed and (y) the highest price paid by the General Partner or any of its Affiliates for any such Limited Partner Interest of such class purchased during the 90-day period preceding the date that the notice described in Section 15.1(b) is mailed. As used in this Agreement, (i) "Current Market Price" as of any date of any class of Limited Partner Interests means the average of the daily Closing Prices (as hereinafter defined) per Limited Partner Interest of such class for the 20 consecutive Trading Days (as hereinafter defined) immediately prior to such date; (ii) "Closing Price" for any day means the last sale price on such day, regular way, or in case no such sale takes place on such day, the average of the closing bid and asked prices on such day, regular way, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal National Securities Exchange (other than the Nasdaq National Market) on which such Limited Partner Interests are listed or admitted to trading or, if such Limited Partner Interests are not listed or admitted to trading on any National Securities Exchange (other than the Nasdaq National Market), the last quoted price on such day or, if not so quoted, the average of the high bid and low asked prices on such day in the over-the-counter market, as reported by the Nasdaq National Market or such other system then in use, or, if on any such day such Limited

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

Partner Interests of such class are not quoted by any such organization, the average of the closing bid and asked prices on such day as furnished by a professional market maker making a market in such Limited Partner Interests of such class selected by the General Partner, or if on any such day no market maker is making a market in such Limited Partner Interests of such class, the fair value of such Limited Partner Interests on such day as determined by the General Partner; and (iii) "Trading Day" means a day on which the principal National Securities Exchange on which such Limited Partner Interests of any class are listed is open for the transaction of business or, if Limited Partner Interests of a class are not listed on any National Securities Exchange, a day on which banking institutions in New York City generally are open.

        (b) If the General Partner, any Affiliate of the General Partner or the Partnership elects to exercise the right to purchase Limited Partner Interests granted pursuant to Section 15.1(a), the General Partner shall deliver to the Transfer Agent notice of such election to purchase (the "Notice of Election to Purchase") and shall cause the Transfer Agent to mail a copy of such Notice of Election to Purchase to the Record Holders of Limited Partner Interests of such class (as of a Record Date selected by the General Partner) at least 10, but not more than 60, days prior to the Purchase Date. Such Notice of Election to Purchase shall also be published for a period of at least three consecutive days in at least two daily newspapers of general circulation printed in the English language and published in the Borough of Manhattan, New York. The Notice of Election to Purchase shall specify the Purchase Date and the price (determined in accordance with Section 15.1(a)) at which Limited Partner Interests will be purchased and state that the General Partner, its Affiliate or the Partnership, as the case may be, elects to purchase such Limited Partner Interests, upon surrender of Certificates representing such Limited Partner Interests in exchange for payment, at such office or offices of the Transfer Agent as the Transfer Agent may specify, or as may be required by any National Securities Exchange on which such Limited Partner Interests are listed. Any such Notice of Election to Purchase mailed to a Record Holder of Limited Partner Interests at his address as reflected in the records of the Transfer Agent shall be conclusively presumed to have been given regardless of whether the owner receives such notice. On or prior to the Purchase Date, the General Partner, its Affiliate or the Partnership, as the case may be, shall deposit with the Transfer Agent cash in an amount sufficient to pay the aggregate purchase price of all of such Limited Partner Interests to be purchased in accordance with this Section 15.1. If the Notice of Election to Purchase shall have been duly given as aforesaid at least 10 days prior to the Purchase Date, and if on or prior to the Purchase Date the deposit described in the preceding sentence has been made for the benefit of the holders of Limited Partner Interests subject to purchase as provided herein, then from and after the Purchase Date, notwithstanding that any Certificate shall not have been surrendered for purchase, all rights of the holders of such Limited Partner Interests (including any rights pursuant to Articles IV, V, VI and XII) shall thereupon cease, except the right to receive the purchase price (determined in accordance with Section 15.1(a)) for Limited Partner Interests therefor, without interest, upon surrender to the Transfer Agent of the Certificates representing such Limited Partner Interests, and such Limited Partner Interests shall thereupon be deemed to be transferred to the General Partner, its Affiliate or the Partnership, as the case may be, on the record books of the Transfer Agent and the Partnership, and the General Partner or any Affiliate of the General Partner, or the Partnership, as the case may be, shall be deemed to be the owner of all such Limited Partner Interests from and after the Purchase Date and shall have all rights as the owner of such Limited Partner Interests (including all rights as owner of such Limited Partner Interests pursuant to Articles IV, V, VI and XII).

        (c) At any time from and after the Purchase Date, a holder of an Outstanding Limited Partner Interest subject to purchase as provided in this Section 15.1 may surrender his Certificate evidencing

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

such Limited Partner Interest to the Transfer Agent in exchange for payment of the amount described in Section 15.1(a), therefor, without interest thereon.

ARTICLE XVI
GENERAL PROVISIONS

Section 16.1    Addresses and Notices.

        Any notice, demand, request, report or proxy materials required or permitted to be given or made to a Partner or Assignee under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by first class United States mail or by other means of written communication to the Partner or Assignee at the address described below. Any notice, payment or report to be given or made to a Partner or Assignee hereunder shall be deemed conclusively to have been given or made, and the obligation to give such notice or report or to make such payment shall be deemed conclusively to have been fully satisfied, upon sending of such notice, payment or report to the Record Holder of such Partnership Securities at his address as shown on the records of the Transfer Agent or as otherwise shown on the records of the Partnership, regardless of any claim of any Person who may have an interest in such Partnership Securities by reason of any assignment or otherwise. An affidavit or certificate of making of any notice, payment or report in accordance with the provisions of this Section 16.1 executed by the General Partner, the Transfer Agent or the mailing organization shall be prima facie evidence of the giving or making of such notice, payment or report. If any notice, payment or report addressed to a Record Holder at the address of such Record Holder appearing on the books and records of the Transfer Agent or the Partnership is returned by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver it, such notice, payment or report and any subsequent notices, payments and reports shall be deemed to have been duly given or made without further mailing (until such time as such Record Holder or another Person notifies the Transfer Agent or the Partnership of a change in his address) if they are available for the Partner or Assignee at the principal office of the Partnership for a period of one year from the date of the giving or making of such notice, payment or report to the other Partners and Assignees. Any notice to the Partnership shall be deemed given if received by the General Partner at the principal office of the Partnership designated pursuant to Section 2.3. The General Partner may rely and shall be protected in relying on any notice or other document from a Partner, Assignee or other Person if believed by it to be genuine.

Section 16.2    Further Action.

        The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

Section 16.3    Binding Effect.

        This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

Section 16.4    Integration.

        This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

Section 16.5    Creditors.

        None of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Partnership.

Section 16.6    Waiver.

        No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach of any other covenant, duty, agreement or condition.

Section 16.7    Counterparts.

        This Agreement may be executed in counterparts, all of which together shall constitute an agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature hereto or, in the case of a Person acquiring a Unit, upon accepting the certificate evidencing such Unit or executing and delivering a Transfer Application as herein described, independently of the signature of any other party.

Section 16.8    Applicable Law.

        This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.

Section 16.9    Invalidity of Provisions.

        If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

Section 16.10    Consent of Partners.

        Each Partner hereby expressly consents and agrees that, whenever in this Agreement it is specified that an action may be taken upon the affirmative vote or consent of less than all of the Partners, such action may be so taken upon the concurrence of less than all of the Partners and each Partner shall be bound by the results of such action.

Section 16.11    Facsimile Signatures.

        The use of facsimile signatures affixed in the name and on behalf of the transfer agent and registrar of the Partnership on certificates representing Common Units is expressly permitted by this Agreement.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

GLOBAL PARTNERS LP
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
~~[Conformed for Amendment No. 1, dated as of April 14, 2008]~~

        IN WITNESS WHEREOF, the General Partner has executed this Agreement as of the date first written above.

GENERAL PARTNER:
GLOBAL GP LLC
By:
Edward J. Faneuil Executive Vice President, General Counsel and Secretary
LIMITED PARTNERS:

All Limited Partners now and hereafter admitted as Limited Partners of the Partnership, pursuant to powers of attorney now and hereafter executed in favor of, and granted and delivered to the General Partner.
GLOBAL GP LLC
By:
Edward J. Faneuil Executive Vice President, General Counsel and Secretary

SIGNATURE PAGE
~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF
GLOBAL PARTNERS LP

 EXHIBIT A
to the ~~Second~~Third Amended and Restated
Agreement of Limited Partnership of
Global Partners LP

Certificate Evidencing Common Units
Representing Limited Partner Interests in
Global Partners LP

No.	Common Units

        In accordance with Section 4.1 of the ~~Second~~Third Amended and Restated Agreement of Limited Partnership of Global Partners LP, as amended, supplemented or restated from time to time (the "Partnership Agreement"), Global Partners LP, a Delaware limited partnership (the "Partnership"), hereby certifies that                                    (the "Holder") is the registered owner of Common Units representing limited partner interests in the Partnership (the "Common Units") transferable on the books of the Partnership, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed and accompanied by a properly executed application for transfer of the Common Units represented by this Certificate. The rights, preferences and limitations of the Common Units are set forth in, and this Certificate and the Common Units represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Partnership Agreement. Copies of the Partnership Agreement are on file at, and will be furnished without charge on delivery of written request to the Partnership at, the principal office of the Partnership located at P.O. Box 9161, 800 South Street, Waltham, Massachusetts 02454. Capitalized terms used herein but not defined shall have the meanings given them in the Partnership Agreement.

        The Holder, by accepting this Certificate, is deemed to have (i) requested admission as, and agreed to become, a Limited Partner and to have agreed to comply with and be bound by and to have executed the Partnership Agreement, (ii) represented and warranted that the Holder has all right, power and authority and, if an individual, the capacity necessary to enter into the Partnership Agreement, (iii) granted the powers of attorney provided for in the Partnership Agreement and (iv) made the waivers and given the consents and approvals contained in the Partnership Agreement.

        THE HOLDER OF THIS SECURITY ACKNOWLEDGES FOR THE BENEFIT OF THE PARTNERSHIP THAT THIS SECURITY MAY NOT BE SOLD, OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IF SUCH TRANSFER WOULD (A) VIOLATE THE THEN APPLICABLE FEDERAL OR STATE SECURITIES LAWS OR RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER GOVERNMENTAL AUTHORITY WITH JURISDICTION OVER SUCH TRANSFER, (B) TERMINATE THE EXISTENCE OR QUALIFICATION OF THE PARTNERSHIP UNDER THE LAWS OF THE STATE OF DELAWARE, OR (C) CAUSE THE PARTNERSHIP TO BE TREATED AS AN ASSOCIATION TAXABLE AS A CORPORATION OR OTHERWISE TO BE TAXED AS AN ENTITY FOR FEDERAL INCOME TAX PURPOSES (TO THE EXTENT NOT ALREADY SO TREATED OR TAXED). GLOBAL GP LLC, THE GENERAL PARTNER OF THE PARTNERSHIP, MAY IMPOSE ADDITIONAL RESTRICTIONS ON THE TRANSFER OF THIS SECURITY IF IT RECEIVES AN OPINION OF COUNSEL THAT SUCH RESTRICTIONS ARE NECESSARY TO AVOID A SIGNIFICANT RISK OF THE PARTNERSHIP BECOMING TAXABLE AS A CORPORATION OR OTHERWISE BECOMING TAXABLE AS AN ENTITY FOR FEDERAL INCOME TAX PURPOSES. THE RESTRICTIONS SET FORTH ABOVE SHALL NOT PRECLUDE THE SETTLEMENT OF ANY TRANSACTIONS INVOLVING THIS SECURITY ENTERED INTO THROUGH THE FACILITIES OF ANY NATIONAL SECURITIES EXCHANGE ON WHICH THIS SECURITY IS LISTED OR ADMITTED TO TRADING.

A-A-1

        This Certificate shall not be valid for any purpose unless it has been countersigned and registered by the Transfer Agent and Registrar.

Dated:	Global Partners LP
Countersigned and Registered by:	By:	Global GP LLC, its General Partner
By:
as Transfer Agent and Registrar	Name:
By:	By:
Authorized Signature		Secretary

A-A-2

[Reverse of Certificate]

 ABBREVIATIONS

        The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as follows according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT
TEN ENT -	as tenants by the entireties	Custodian (Cust) (Minor)
JT TEN -	as joint tenants with right of survivorship and not as tenants in common	under Uniform Gifts to Minors Act (State)

        Additional abbreviations, though not in the above list, may also be used.

ASSIGNMENT OF COMMON UNITS
IN
GLOBAL PARTNERS LP

        FOR VALUE RECEIVED,                                      hereby assigns, conveys, sells and transfers unto

(Please print or typewrite name and address of Assignee)	(Please insert Social Security or other identifying number of Assignee)

                                     Common Units representing limited partner interests evidenced by this Certificate, subject to the Partnership Agreement, and does hereby irrevocably constitute and appoint                                      as its attorney-in-fact with full power of substitution to transfer the same on the books of Global Partners LP.

Date:	NOTE:	The signature to any endorsement hereon must correspond with the name as written upon the face of this Certificate in every particular, without alteration, enlargement or change.

A-A-3

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17~~d~~Ad-15	(Signature) (Signature)

        No transfer of the Common Units evidenced hereby will be registered on the books of the Partnership, unless the Certificate evidencing the Common Units to be transferred is surrendered for registration or transfer and an Application for Transfer of Common Units has been executed by a transferee either (a) on the form set forth below or (b) on a separate application that the Partnership will furnish on request without charge. A transferor of the Common Units shall have no duty to the transferee with respect to execution of the transfer application in order for such transferee to obtain registration of the transfer of the Common Units.

A-A-4

 APPLICATION FOR TRANSFER OF COMMON UNITS

        The undersigned ("Assignee") hereby applies for transfer to the name of the Assignee of the Common Units evidenced hereby.

        The Assignee (a) requests admission as a Substituted Limited Partner and agrees to comply with and be bound by, and hereby executes, the ~~Second~~Third Amended and Restated Agreement of Limited Partnership of Global Partners LP (the "Partnership"), as amended, supplemented or restated to the date hereof (the "Partnership Agreement"), (b) represents and warrants that the Assignee has all right, power and authority and, if an individual, the capacity necessary to enter into the Partnership Agreement, (c) appoints the General Partner of the Partnership and, if a Liquidator shall be appointed, the Liquidator of the Partnership as the Assignee's attorney-in-fact to execute, swear to, acknowledge and file any document, including the Partnership Agreement and any amendment thereto and the Certificate of Limited Partnership of the Partnership and any amendment thereto, necessary or appropriate for the Assignee's admission as a Substituted Limited Partner and as a party to the Partnership Agreement, (d) gives the powers of attorney provided for in the Partnership Agreement, and (e) makes the waivers and gives the consents and approvals contained in the Partnership Agreement. Capitalized terms not defined herein have the meanings assigned to such terms in the Partnership Agreement.

Date:

Social Security or other identifying number	Signature of Assignee

Purchase Price including commissions, if any	Name and Address of Assignee

Type of Entity (check one):

☐	Individual	☐	Partnership	☐	Corporation
☐	Trust	☐	Other (specify)

Nationality (check one):

☐	U.S. Citizen, Resident or Domestic Entity
☐	Foreign Corporation	☐	Non-resident Alien

        If the U.S. Citizen, Resident or Domestic Entity box is checked, the following certification must be completed.

        Under Section 1445(e) of the Internal Revenue Code of 1986, as amended (the "Code"), the Partnership must withhold tax with respect to certain transfers of property if a holder of an interest in the Partnership is a foreign person. To inform the Partnership that no withholding is required with respect to the undersigned interestholder's interest in it, the undersigned hereby certifies the following (or, if applicable, certifies the following on behalf of the interestholder).

A-A-5

Complete Either A or B:

A.
Individual Interestholder

1.
I am not a non-resident alien for purposes of U.S. income taxation.

2.
My U.S. taxpayer identification number (Social Security Number) is                                 .

3.
My home address is                                 .

B.
Partnership, Corporation or Other Interestholder

1.
                                 is not a foreign corporation, foreign partnership, foreign trust (Name of Interestholder) or foreign estate (as those terms are defined in the Code and Treasury Regulations).

2.
The interestholder's U.S. employer identification number is                                 .

3.
The interestholder's office address and place of incorporation (if applicable) is                                 .

        The interestholder agrees to notify the Partnership within sixty (60) days of the date the interestholder becomes a foreign person.

        The interestholder understands that this Certificate may be disclosed to the Internal Revenue Service by the Partnership and that any false statement contained herein could be punishable by fine, imprisonment or both.

        Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete and, if applicable, I further declare that I have authority to sign this document on behalf of:

Name of Interestholder

Signature and Date

Title (if applicable)

        Note: If the Assignee is a broker, dealer, bank, trust company, clearing corporation, other nominee holder or an agent of any of the foregoing, and is holding for the account of any other person, this application should be completed by an officer thereof or, in the case of a broker or dealer, by a registered representative who is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or, in the case of any other nominee holder, a person performing a similar function. If the Assignee is a broker, dealer, bank, trust company, clearing corporation, other nominee owner or an agent of any of the foregoing, the above certification as to any person for whom the Assignee will hold the Common Units shall be made to the best of the Assignee's knowledge.

A-A-6

ANNEX B

GLOBAL PARTNERS LP

SELECTED FINANCIAL INFORMATION AND COMMODITY PRICES
In thousands (except commodity prices)

		For the Quarter Ended
	10/4/05 - 12/31/05
Selected Financial Information		3/31/06	6/30/06	9/30/06	12/31/06	3/31/07	6/30/07	9/30/07	12/31/07	3/31/08	6/30/08	9/30/08	12/31/08	3/31/09	6/30/09
Net income (loss)	$9,408	$12,688	$3,480	$6,234	$11,059	$32,875	$610	$2,530	$10,998	$8,619	$(1,254)	$1,007	$12,683	$18,863	$978
Distributable cash flow	$9,993	$13,656	$4,157	$6,669	$11,521	$19,259	$1,577	$4,545	$13,257	$11,809	$2,248	$4,151	$15,853	$21,996	$3,288
Adjusted operating surplus	$(36,085)	$56,431	$(38,298)	$(52,909)	$(3,151)	$155,197	$47,016	$(121,756)	$(52,680)	$112,996	$(104,991)	$59,624	$44,382	$110,361	$(92,755)

	At
Commodity Prices	12/31/05	3/31/06	6/30/06	9/30/06	12/31/06	3/31/07	6/30/07	9/30/07	12/31/07	3/31/08	6/30/08	9/30/08	12/31/08	3/31/09	6/30/09
Heating oil (per gallon)(1)	$1.73	$1.86	$1.96	$1.68	$1.60	$1.88	$2.03	$2.24	$2.64	$3.05	$3.90	$2.86	$1.41	$1.34	$1.72
Gasoline (per gallon)(1)	$1.71	$1.95	$2.20	$1.55	$1.60	$2.11	$2.29	$2.07	$2.48	$2.62	$3.50	$2.48	$1.01	$1.40	$1.90

(1)
Source: New York Mercantile Exchange

GLOBAL PARTNERS LP

RECONCILIATIONS OF DISTRIBUTABLE CASH FLOW
In thousands

		Quarter Ended
	10/4/05 - 12/31/05
Reconciliation of net income (loss) to distributable cash flow		3/31/06	6/30/06	9/30/06	12/31/06	3/31/07	6/30/07	9/30/07	12/31/07	3/31/08	6/30/08	9/30/08	12/31/08	3/31/09	6/30/09
Net income (loss)	$9,408	$12,688	$3,480	$6,234	$11,059	$32,875	$610	$2,530	$10,998	$8,619	$(1,254)	$1,007	$12,683	$18,863	$978
Depreciation and amortization and amortization of deferred financing fees	1,345	1,072	1,088	1,127	1,226	1,269	2,067	2,771	3,506	3,682	3,810	3,749	3,885	4,002	4,036
Gain on sale of investment	—	—	—	—	—	(14,118)	—	—	—	—	—	—	—	—	—
Maintenance capital expenditures	(760)	(104)	(411)	(692)	(764)	(767)	(1,100)	(756)	(1,247)	(492)	(308)	(605)	(715)	(869)	(1,726)

Distributable cash flow	$9,993	$13,656	$4,157	$6,669	$11,521	$19,259	$1,577	$4,545	$13,257	$11,809	$2,248	$4,151	$15,853	$21,996	$3,288

		Quarter Ended
	10/4/05 - 12/31/05
Reconciliation of cash flow (used in) provided by operating activities to distributable cash flow		3/31/06	6/30/06	9/30/06	12/31/06	3/31/07	6/30/07	9/30/07	12/31/07	3/31/08	6/30/08	9/30/08	12/31/08	3/31/09	6/30/09
Cash flow (used in) provided by operating activities	$(34,062)	$56,589	$(44,350)	$(64,121)	$(2,597)	$140,728	$(39,431)	$(120,936)	$(95,406)	$97,817	$(103,790)	$60,097	$45,096	$111,230	$(91,049)
Net changes in operating assets and liabilities and certain non-cash items	44,815	(42,829)	48,918	71,482	14,882	(106,584)	42,108	126,237	109,910	(85,516)	106,346	(55,341)	(28,528)	(88,365)	96,063
Gain on sale of investment	—	—	—	—	—	(14,118)	—	—	—	—	—	—	—	—	—
Maintenance capital expenditures	(760)	(104)	(411)	(692)	(764)	(767)	(1,100)	(756)	(1,247)	(492)	(308)	(605)	(715)	(869)	(1,726)

Distributable cash flow	$9,993	$13,656	$4,157	$6,669	$11,521	$19,259	$1,577	$4,545	$13,257	$11,809	$2,248	$4,151	$15,853	$21,996	$3,288

GLOBAL PARTNERS LP

RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED OPERATING SURPLUS
In thousands

		Quarter Ended
	10/4/05 - 12/31/05
		3/31/06	6/30/06	9/30/06	12/31/06	3/31/07	6/30/07	9/30/07	12/31/07	3/31/08	6/30/08	9/30/08	12/31/08	3/31/09	6/30/09
Net income (loss)	$9,408	$12,688	$3,480	$6,234	$11,059	$32,875	$610	$2,530	$10,998	$8,619	$(1,254)	$1,007	$12,683	$18,863	$978
Depreciation and amortization and amortization of deferred financing fees	1,345	1,072	1,088	1,127	1,226	1,269	2,067	2,771	3,506	3,682	3,810	3,749	3,885	4,002	4,036
Net changes in operating assets and liabilities:
Adjustments to reconcile net income to net cash (non-cash items)	(3)	11	164	—	2	(14,119)	—	101	202	196	200	165	189	1,170	902
(Increase) decrease in accounts receivable	(62,122)	57,435	11,626	12,324	(46,104)	(35,852)	(34,561)	(60,369)	(105,803)	68,852	(31,721)	52,602	100,015	20,445	37,197
(Increase) decrease in accounts receivable-affiliate	4,341	(175)	397	627	(832)	138	(3,656)	913	285	1,274	(2,164)	2,430	250	1,422	25
(Increase) decrease in inventories	14,339	110,161	(113,384)	13,825	(37,955)	145,759	(97,169)	(139,697)	(105,085)	155,523	(158,676)	128,161	118,905	12,494	(141,501)
(Increase) decrease in prepaids and other expenses	14,581	5,780	(6,928)	(4,994)	2,860	7,961	(4,677)	(8,084)	(6,783)	(8,940)	557	9,436	(10,540)	(6,153)	(14,239)
Increase (decrease) in accounts payable	61,478	(128,487)	53,192	(26,295)	64,161	(49,329)	60,193	67,744	70,699	(78,625)	38,375	(38,220)	(73,089)	(60,179)	(27,380)
Increase (decrease) in accrued expenses, including income taxes	8,300	(1,896)	6,015	(6,761)	9,930	(14,146)	28,246	(416)	18,569	(18,301)	20,111	(20,156)	1,213	10,447	(1,883)
Increase (decrease) in other long-term liabilities	248	—	—	—	—	—	—	35	(35)	—	—	—	—	—	—
Net change in fair value of forward fixed price contracts	(85,977)	—	—	(60,208)	(6,944)	66,172	9,516	13,536	18,041	(34,463)	26,972	(79,077)	(108,415)	108,719	50,816

Total net changes in operating assets and liabilities	(44,815)	42,829	(48,918)	(71,482)	(14,882)	106,584	(42,108)	(126,237)	(109,910)	85,516	(106,346)	55,341	28,528	88,365	(96,063)
Proceeds from sale of investment	—	—	—	—	—	15,262	—	—	—	—	—	—	—	—	—
Proceeds from sale of property and equipment	12	19	—	3	2	2	—	5	7	9	4	—	1	—	—
Maintenance capital expenditures	(760)	(104)	(411)	(692)	(764)	(767)	(1,100)	(756)	(1,247)	(492)	(308)	(605)	(715)	(869)	(1,726)
Payments on deferred financing fees	(1,024)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Payment on note payable, other	(71)	(73)	(74)	(74)	(77)	(78)	(79)	(80)	(82)	(83)	(1,156)	—	—	—	—
Acquisition related working capital expenditures	—	—	6,537	11,975	285	50	87,626	11	44,048	15,745	259	132	—	—	—
Miscellaneous	(180)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Adjusted operating surplus	$(36,085)	$56,431	$(38,298)	$(52,909)	$(3,151)	$155,197	$47,016	$(121,756)	$(52,680)	$112,996	$(104,991)	$59,624	$44,382	$110,361	$(92,775)

GLOBAL PARTNERS LP

RECONCILIATION OF CASH FLOW (USED IN) PROVIDED BY OPERATING ACTIVITIES TO ADJUSTED OPERATING SURPLUS
In thousands

		Quarter Ended
	10/4/05 - 12/31/05
		3/31/06	6/30/06	9/30/06	12/31/06	3/31/07	6/30/07	9/30/07	12/31/07	3/31/08	6/30/08	9/30/08	12/31/08	3/31/09	6/30/09
Cash flow (used in) provided by operating activities	$(34,062)	$56,589	$(44,350)	$(64,121)	$(2,597)	$140,728	$(39,431)	$(120,936)	$(95,406)	$97,817	$(103,790)	$60,097	$45,096	$111,230	$(91,049)
Proceeds from sale of investment	—	—	—	—	—	15,262	—	—	—	—	—	—	—	—	—
Proceeds from sale of property and equipment	12	19	—	3	2	2	—	5	7	9	4	—	1	—	—
Maintenance capital expenditures	(760)	(104)	(411)	(692)	(764)	(767)	(1,100)	(756)	(1,247)	(492)	(308)	(605)	(715)	(869)	(1,726)
Payments on deferred financing fees	(1,024)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Payment on note payable, other	(71)	(73)	(74)	(74)	(77)	(78)	(79)	(80)	(82)	(83)	(1,156)	—	—	—	—
Acquisition related working capital expenditures	—	—	6,537	11,975	285	50	87,626	11	44,048	15,745	259	132	—	—	—
Miscellaneous	(180)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Adjusted operating surplus	$(36,085)	$56,431	$(38,298)	$(52,909)	$(3,151)	$155,197	$47,016	$(121,756)	$(52,680)	$112,996	$(104,991)	$59,624	$44,382	$110,361	$(92,775)

GLOBAL PARTNERS LP

Dear Unitholder:

        Your vote is important and we encourage you to submit your proxy electronically via the Internet or by telephone, both of which are available 24 hours a day, 7 days a week.

  •
  To submit your proxy electronically via the Internet, go to the Website                                    and follow the prompts. You must use the control number printed in the box on the reverse side of this card.

  •
  To submit your proxy by telephone, you need to use a touch-tone telephone and use the control number printed in the box on the reverse side of this card.

        Also, if you need technical assistance in voting, please call                                    toll free at                                    . Unitholders calling from outside the U.S. and Canada can call                                    .

Your vote is important. Thank you for voting.
Proxy Card must be signed and dated on the reverse side.

THE BOARD OF DIRECTORS OF THE GENERAL PARTNER OF GLOBAL PARTNERS LP
RECOMMENDS A VOTE IN FAVOR OF THE PROPOSAL

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF GLOBAL GP LLC

PROXY

GLOBAL PARTNERS LP
800 SOUTH STREET, SUITE 200
WALTHAM, MA 02454

        The undersigned unitholder(s) of Global Partners LP ("Global"), having duly received the Notice of Special Meeting of Unitholders and Proxy Statement dated                                    , 2009, hereby appoint(s) Edward J. Faneuil and Thomas J. Hollister each or any of them, with full power of substitution and revocation, as proxies to represent the undersigned and to vote, as designated, and otherwise act in such proxyholder's sole discretion as to any other matter properly raised at the meeting, which the undersigned may be entitled to vote at the Special Meeting of Unitholders of Global Partners LP to be held on                                    , 2009, at                        .m. local time at                                    , and at any and all adjournments, with all the rights and powers the undersigned would possess if personally present. Proxies are instructed to vote as specified on the reverse side or in such proxyholder's sole discretion as to any other matter that may properly come before the Special Meeting.

THIS PROXY IS CONTINUED ON THE OTHER SIDE

PLEASE SIGN, DATE AND MAIL THIS PROXY IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE U.S.

GLOBAL PARTNERS LP 800 SOUTH STREET, SUITE 200 WALTHAM, MA 02454	SUBMIT YOUR PROXY BY INTERNET—
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions on your screen to obtain your records and to create an electronic voting instruction form. You will incur only your normal internet charges.

                SUBMIT YOUR PROXY BY TELEPHONE—
Use any touch-tone telephone to transmit your voting instructions toll-free up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the prerecorded instructions.

                SUBMIT YOUR PROXY BY MAIL
Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope to Proxy Services, c/o . Your proxy card must be received by the day before the meeting date to be counted in the final tabulation.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF DIRECTORS OF THE GENERAL PARTNER OF GLOBAL PARTNERS LP RECOMMENDS A VOTE "FOR" THE PROPOSAL	For	Against	Abstain
Approval to amend and restate the Second Amended and Restated Agreement of Limited Partnership of Global Partners LP dated as of May 9, 2007, as amended, to: (i) replace the terms "operating surplus" and "adjusted operating surplus" with the term "distributable cash flow" and thereby eliminate the term "working capital borrowings" in our partnership agreement; (ii) increase the minimum quarterly distribution, prospectively, from $0.4125 to $0.4625 per unit per quarter; and (iii) remove the provisions that currently permit early conversion of a portion of the subordinated units and restate the provisions governing conversion of the subordinated units using distributable cash flow to test whether we have "earned" the minimum quarterly distribution.	☐	☐	☐

This Proxy is revocable and, when properly executed, will be voted in the manner directed herein by the undersigned unitholder. If any other matters properly come before the meeting, the person named in this Proxy will vote in his discretion. If no direction is made, this Proxy will be voted FOR the above item and in the discretion of the person named in this Proxy for all other matters that properly come before the meeting.

        Please sign exactly as your name appears hereon. Jointly owned units will be voted as directed if one owner signs unless another owner instructs the contrary, in which case the units will not be voted. If signing in a representative capacity, please indicate title and authority.

Signature PLEASE SIGN WITHIN BOX Date

Signature (Joint Owners) Date